STATEMENT OF ADDITIONAL INFORMATION

March 2, 2009
(as revised November 25, 2009)

NATIONWIDE MUTUAL FUNDS

Nationwide Bond Fund
Nationwide Bond Index Fund
Nationwide Enhanced Income Fund
Nationwide Fund
Nationwide Government Bond Fund
Nationwide Growth Fund
Nationwide International Index Fund
Nationwide International Value Fund
Nationwide Large Cap Value Fund

Nationwide Mid Cap Market Index Fund
Nationwide Money Market Fund
Nationwide S&P 500 Index Fund
Nationwide Short Duration Bond Fund
Nationwide Small Cap Index Fund
Nationwide U.S. Small Cap Value Fund
Nationwide Value Fund

Nationwide Mutual Funds (the “Trust”), a Delaware statutory trust, is a registered open-end investment company currently consisting of 31 series. This Statement of Additional Information (“SAI”) relates to the 16 series of the Trust which are listed above (each, a “Fund” and collectively, the “Funds”).

This SAI is not a prospectus but is incorporated by reference into the following Prospectuses. It contains information in addition to and more detailed than that set forth in the Prospectuses for the Funds and should be read in conjunction with the following Prospectuses:

•
Nationwide Bond Fund, Nationwide Enhanced Income Fund, Nationwide Government Bond Fund, Nationwide Money Market Fund and Nationwide Short Duration Bond Fund dated March 2, 2009 (as revised April 30, 2009);

•	Nationwide Bond Index Fund, Nationwide International Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide S&P 500 Index Fund and Nationwide Small Cap Index Fund dated March 2, 2009;
•	Nationwide Fund, Nationwide Growth Fund, Nationwide Large Cap Value Fund and Nationwide Value Fund dated March 2, 2009; and
•	Nationwide International Value Fund and Nationwide U.S. Small Cap Value Fund dated March 2, 2009.

Terms not defined in this SAI have the meanings assigned to them in the Prospectuses. The Prospectuses may be obtained from Nationwide Mutual Funds, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by calling toll free 800-848-0920.

GENERAL INFORMATION AND HISTORY

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company formed under the laws of the state of Delaware by a Declaration of Trust dated October 28, 2004, as amended and restated June 17, 2009 .    The Trust currently consists of 31 separate series, each with its own investment objective. Each of the Funds featured herein is a diversified fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

The Funds invest in a variety of securities and employ a number of investment techniques, which involve certain risks.  The Prospectuses for the Funds highlight the principal investment strategies, investment techniques and risks.  This SAI contains additional information regarding both the principal and non-principal investment strategies of the Funds.  The following table sets forth permissible investments and techniques for each of the Funds.  A “Y” in the table indicates that the Fund may invest in or follow the corresponding instrument or technique.  An empty box indicates that the Fund does not intend to invest in or follow the corresponding instrument or technique.

Please review the discussions in the Prospectuses for further information regarding the investment objectives and policies of each Fund.

Type of Investment or Technique	Nationwide Bond	Nationwide Bond Index	Nationwide Enhanced Income	Nationwide	Nationwide Government Bond	Nationwide Growth	Nationwide International Index	Nationwide International Value	Nationwide Large Cap Value
U.S. common stocks (including limited liability companies and interests in publicly traded limited partnerships)				Y		Y	Y	Y	Y
Preferred stocks	Y			Y		Y	Y	Y	Y
Convertible securities	Y			Y		Y	Y	Y	Y
Warrants				Y		Y	Y	Y	Y
Short sales		Y				Y	Y
Small company stocks				Y		Y	Y	Y	Y
Special situation companies				Y		Y		Y	Y
Illiquid securities/ Restricted securities	Y	Y	Y	Y	Y	Y	Y	Y	Y
Borrowing money	Y	Y	Y	Y	Y	Y	Y	Y	Y
Investment companies (including exchange traded funds)	Y	Y	Y	Y	Y	Y	Y	Y	Y
Real estate investment trusts (REITS)				Y		Y	Y	Y	Y
Securities of foreign issuers	Y	Y	Y	Y	Y	Y	Y	Y	Y
Depositary receipts				Y		Y	Y	Y	Y
Securities from developing countries/emerging markets		Y					Y	Y
Foreign currencies						Y	Y	Y
DEBT OBLIGATIONS
Long-term debt	Y	Y	Y		Y				Y
Long-term debt when originally issued but with 397 days or less remaining to maturity	Y	Y	Y	Y	Y	Y	Y	Y	Y
Short-term debt	Y	Y	Y	Y	Y	Y	Y	Y	Y
U.S. government securities	Y	Y	Y	Y	Y	Y	Y	Y	Y
Mortgage-backed securities	Y	Y	Y		Y
Asset-backed securities	Y	Y	Y	Y	Y	Y
Collateralized mortgage obligations	Y	Y	Y		Y
Stripped mortgage securities	Y	Y	Y		Y
Put Bonds	Y	Y
Brady Bonds	Y	Y
Municipal Securities	Y	Y	Y		Y
Strip Bonds	Y	Y			Y
TIPS Bonds	Y	Y			Y
Non-investment grade debt	Y	Y
Loan participations and assignments	Y	Y	Y	Y	Y	Y	Y	Y	Y
Sovereign debt (foreign)	Y	Y	Y		Y			Y	Y
Foreign commercial paper		Y	Y	Y		Y	Y	Y
Zero coupon securities	Y	Y	Y		Y
Step-coupon securities	Y	Y			Y
Pay-in-kind bonds	Y	Y
Deferred payment securities	Y	Y							Y
When-issued / delayed-delivery securities	Y	Y	Y	Y	Y	Y	Y	Y	Y
Standby Commitment Agreements		Y
Floating and variable rate securities	Y	Y	Y	Y	Y	Y	Y	Y	Y
Money market instruments	Y	Y	Y	Y	Y	Y	Y	Y	Y
DERIVATIVES	Y	Y	Y	Y		Y	Y	Y	Y
• Futures		Y	Y	Y		Y	Y	Y	Y
• Options	Y	Y	Y	Y		Y	Y	Y	Y

• Swap Agreements	Y	Y		Y		Y	Y	Y	Y
• Forward currency contracts							Y	Y
Lending portfolio securities	Y	Y	Y	Y	Y	Y	Y	Y	Y
Repurchase agreements	Y	Y	Y	Y	Y	Y	Y	Y	Y
Investment of securities lending collateral	Y	Y	Y	Y	Y	Y	Y	Y	Y
Participation Interests
Mortgage dollar rolls		Y	Y		Y
Reverse repurchase agreements	Y	Y	Y				Y	Y	Y
Indexed securities		Y	Y	Y		Y	Y	Y

Type of Investment or Technique	Nationwide Mid Cap Market Index	Nationwide Money Market	Nationwide S&P 500 Index	Nationwide Short Duration Bond	Nationwide Small Cap Index	Nationwide U.S. Small Cap Value	Nationwide Value
U.S. common stocks (including limited liability companies and interests in publicly traded limited partnerships)	Y		Y		Y	Y	Y
Preferred stocks	Y		Y		Y	Y	Y
Convertible securities	Y		Y			Y	Y
Warrants	Y		Y		Y	Y	Y
Short sales	Y		Y		Y
Small company stocks	Y		Y		Y	Y	Y
Special situation companies	Y		Y		Y	Y	Y
Illiquid securities/ Restricted securities	Y	Y	Y	Y	Y	Y	Y
Borrowing money	Y	Y	Y	Y	Y	Y	Y
Investment companies (including exchange traded funds)	Y	Y	Y	Y	Y	Y	Y
Real estate investment trusts (REITS)	Y		Y		Y		Y
Securities of foreign issuers	Y	Y	Y	Y	Y	Y	Y
Depositary receipts	Y		Y		Y	Y	Y
Securities from developing countries/emerging markets	Y		Y		Y
Foreign currencies	Y		Y		Y
DEBT OBLIGATIONS
Long-term debt	Y			Y			Y
Long-term debt when originally issued but with 397 days or less remaining to maturity	Y	Y	Y	Y	Y		Y
Short-term debt	Y	Y	Y	Y	Y	Y	Y
U.S. government securities	Y	Y	Y	Y	Y	Y	Y
Mortgage-backed securities	Y	Y		Y
Asset-backed securities		Y		Y
Collateralized mortgage obligations				Y
Stripped mortgage securities				Y
Put Bonds		Y
Brady Bonds				Y
Municipal Securities		Y		Y
Strip Bonds
TIPS Bonds				Y
Non-investment grade debt
Loan participations and assignments	Y	Y	Y	Y	Y	Y	Y
Sovereign debt (foreign)		Y		Y
Foreign commercial paper)		Y		Y			Y
Zero coupon securities		Y		Y
Step-coupon securities		Y		Y
Pay-in-kind bonds
Deferred payment securities
When-issued/delayed-delivery securities	Y	Y	Y	Y	Y	Y	Y
Standby Commitment Agreements
Floating and variable rate securities	Y	Y	Y	Y	Y	Y	Y
Money market instruments	Y	Y	Y	Y	Y	Y	Y
DERIVATIVES	Y	Y	Y	Y	Y	Y	Y
• Futures	Y		Y	Y	Y	Y	Y
• Options	Y		Y	Y	Y	Y	Y

• Swap Agreements	Y		Y	Y	Y	Y	Y
• Forward currency contracts			Y
Lending portfolio securities	Y		Y	Y	Y	Y	Y
Repurchase agreements	Y	Y	Y	Y	Y	Y	Y
Investment of securities lending collateral	Y		Y	Y	Y	Y	Y
Participation Interests							Y
Mortgage dollar rolls				Y
Reverse repurchase agreements	Y		Y	Y	Y	Y	Y
Indexed securities	Y		Y	Y	Y	Y

DESCRIPTION OF PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

Debt Obligations

Debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations when due (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate securities (which tend to be less volatile in price) into long term securities (which tend to be more volatile in price).

Duration.  Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. Duration incorporates a security’s yield, coupon interest payments, final maturity and call features into one measure.

Most debt obligations provide interest (“coupon”) payments in addition to final (“par”) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

Traditionally, a debt security’s “term-to-maturity” has been used as a measure of the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term-to-maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity “weighted” according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, a Fund’s subadviser will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.

The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case.) When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

Ratings as Investment Criteria. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations (“NRSROs”), such as Standard & Poor’s Ratings Services (“Standard & Poor’s”) or Moody’s Investors Service (“Moody’s”). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but the Fund also relies upon the independent advice of its subadviser(s) to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer’s capital structure, existing debt and earnings history. Appendix A to this SAI contains further information about the rating categories of NRSROs and their significance.

Subsequent to its purchase by a Fund, an issuer of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund’s subadviser will consider such events in its determination of whether the Fund should continue to hold the securities.

In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

Medium-Quality Securities. Certain Funds anticipate investing in medium-quality obligations, which are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

Lower Quality (High-Risk) Securities. Non-investment grade debt or lower quality/rated securities, a.k.a. junk bonds (hereinafter referred to as “lower-quality securities”) include (i) bonds rated as low as C by Moody’s, Standard & Poor’s, or Fitch, Inc. (“Fitch”), (ii) commercial paper rated as low as C by Standard & Poor’s, Not Prime by Moody’s or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower-quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

Effect of Interest Rates and Economic Changes. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities also because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund’s net asset value.

As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Fund’s net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Fund.

Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for that Fund.

Liquidity and Valuation. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund’s net asset value and ability to dispose of particular securities, when necessary to meet such Fund’s liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund’s portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

U.S. Government Securities. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the U.S. government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:

-	The Federal Housing Administration and the Farmers Home Administration;
-	The Government National Mortgage Association (“GNMA”), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States government;
-	The Federal Home Loan Banks, whose securities are supported only by the credit of such agency;
-
The Federal Farm Credit Banks, government-sponsored institutions that consolidate the financing activities of the Federal Land Banks, the Federal Intermediate Credit Banks and the Banks for Cooperatives; and

-
The Federal Home Loan Mortgage Corporation (“FHLMC”) and the Federal National Mortgage Association (“FNMA”), whose securities are supported only by the credit of such agencies and are not guaranteed by the U.S. government.  However, the Secretary of the Treasury has the authority to support FHLMC and FNMA by purchasing limited amounts of their respective obligations.

Although the U.S. government or it agencies provide financial support to such entities, no assurance can be given that they will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent a Fund purchases the principal portion of STRIPS, the Fund will not receive regular interest payments. Instead STRIPS are sold at a deep discount from their face value. Because the principal portion of the STRIPS does not pay current income, its price can be volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIPS’ purchase price and its face value.

Mortgage- and Asset-Backed Securities. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities come in different forms. The simplest form of mortgage-backed securities is pass-through certificates. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, “private lenders”). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, over-collateralization, or guarantees by third parties.  There is no guarantee that these credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.  Additionally, mortgage-backed securities purchased from private lenders are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors.  Without an active trading market, mortgage-backed securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loan.

Through its investments in mortgage-backed securities, including those issued by private lenders, a Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally.  Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans.  For these reasons, the loans underlying these securities have had, in many cases, higher default rates than those loans that meet government underwriting requirements.  The risk of non-payment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk exits for all loans.

Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit enhancement falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experienced on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities will meet their obligations under the relevant policies or other forms of credit enhancement.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease. Also, a Fund’s net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), which are guaranteed as to the timely payment of principal and interest by GNMA, and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), which are solely the obligations of FNMA, and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks.  Securities issued by FHLMC do not constitute a debt or obligation of the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather the underlying assets are often consumer or commercial debt contracts such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. However, almost any type of fixed income assets may be used to create an asset-backed security, including other fixed income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. Asset-backed securities though present certain risks that are not presented by mortgage-backed securities.  The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.  Asset-based securities may not have the benefit of any security interest in the related asset.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities. CMOs are a more complex form of mortgage-backed security in that they are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. As a result of changes prompted by the 1986 Tax Reform Act, most CMOs are today issued as Real Estate Mortgage Investment Conduits (“REMICs”). From the perspective of the investor, REMICs and CMOs are virtually indistinguishable.  However, REMICs differ from CMOs in that REMICs provide certain tax advantages for the issuer of the obligation.  Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (collectively hereinafter referred to as “Mortgage Assets”). Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities.

Often, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

A Fund may also invest in, among others types of CMOs, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

Stripped Mortgage Securities. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a NRSRO.

In addition to the stripped mortgage securities described above, certain Funds may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. Such Funds may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. See “Additional General Tax Information For All Funds” in this SAI.

A Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect that Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.

Put Bonds. “Put” bonds are securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. A Fund’s subadviser intends to purchase only those put bonds for which the put option is an integral part of the security as originally issued. The option to “put” the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the “maturity” of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Fund holding such securities, the Fund will consider “maturity” to be the first date on which it has the right to demand payment from the issuer.

Brady Bonds.  Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the “World Bank”) and the International Monetary Fund (the “IMF”). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as “Brady Bonds.” Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country’s economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. A Fund’s subadviser may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the subadviser’s expectations with respect to Brady Bonds will be realized.

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. The U.S. Treasury bonds purchased as collateral for such Brady Bonds are financed by the IMF, the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. A Fund may purchase Brady Bonds with no or limited collateralization, and, for payment of interest and (except in the case of principal collateralized Brady Bonds) principal, will be relying primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

Municipal Securities.  Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are deemed to be municipal securities, only if the interest paid thereon is exempt from federal taxes.  The Nationwide Money Market Fund may invest in municipal securities whether or not the interest paid is tax exempt as long as the securities are acceptable investments for money market funds.

Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

The two principal classifications of municipal securities consist of “general obligation” and “revenue” issues. The Funds may also acquire “moral obligation” issues, which are normally issued by special purpose authorities.  There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The subadviser will consider such an event in determining whether a Fund should continue to hold the obligation.

An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

Strip Bonds.  Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued.  The market value of these securities generally fluctuates more in response to changes in interest rates than interest paying securities of comparable maturity.

TIPS Bonds.  TIPS are fixed-income  securities  issued by the U.S. Treasury whose  principal  value  is  periodically  adjusted  according  to the  rate  of inflation.  The U.S. Treasury uses a structure that accrues inflation into the principal value of the bond.  Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future.  TIPS bonds typically pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted amount.   For  example,   if  a  Fund   purchased  an inflation-indexed  bond with a par value of $1,000  and a 3% real rate of return coupon  (payable 1.5%  semi-annually),  and inflation  over the first six months was 1%,  the  mid-year  par  value of the bond  would be  $1,010  and the first semi-annual  interest  payment would be $15.15 ($1,010 times 1.5%). If inflation during  the  second  half of the year  resulted  in the whole  year’s  inflation equaling  3%,  the  end-of-year par value of the bond  would be $1,030  and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic  adjustment rate measuring  inflation  falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest  payable  on these securities  (calculated  with  respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While  these  securities  are  expected  to  be  protected  from  long-term inflationary trends,  short-term increases in inflation may lead to a decline in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Floating and Variable Rate Instruments.  Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid.

Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. A Fund’s subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

A Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund’s custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund’s custodian.

Zero Coupon Securities, Step-Coupon Securities, Pay-In-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities.  Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. Step-coupon securities are debt securities that do not make regular cash interest payments and are sold at a deep discount to their face value. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.

Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid securities.

Current federal income tax law requires the holder of zero coupon securities, certain PIK bonds and deferred payment securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Loan Participations and Assignments.  Loan Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Loan Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Loan Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Loan Participation. In the event of the insolvency of the lender selling a Loan Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund will acquire Loan Participations only if the lender interpositioned between the Fund and the borrower is determined by the subadviser to be creditworthy. When a Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

A Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund’s ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Fund’s Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Money Market Instruments

Money market instruments may include the following types of instruments:

•
obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

•	obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

•	obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

•	asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any NRSRO;

•	repurchase agreements;

•	bank or savings and loan obligations;

•	commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It may also be

•
issued by foreign governments, and states and municipalities.  Generally the commercial paper or its guarantor will be rated within the top two rating categories by a NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

•
bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

•
high quality short-term (maturity in 397 days or less) corporate obligations, rated within the top two rating categories by a NRSRO or, if not rated, deemed to be of comparable quality by the applicable subadviser;

•
extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period.  Because extension will occur when the issuer does not have other viable options for lending, these notes may be considered illiquid, particularly during the extension period, and if the extendable commercial notes are determined to be illiquid, the Nationwide Money Market Fund will be limited to holding no more than 10% of its net assets in these and any other illiquid securities; and

•	unrated short-term (maturing in 397 days or less) debt obligations that are determined by a Fund’s subadviser to be of comparable quality to the securities described above.

Money market instruments in which the Nationwide Money Market Fund may invest also include insurance contracts, such as guaranteed investment contracts, funding agreements and annuities.  In connection with these investments, a Fund makes cash contributions to a deposit fund of an insurance company’s general account, and the insurance company then credits to the Fund a guaranteed rate of interest, paid on a regular periodic basis (e.g., monthly).  The funding agreements or other insurance contracts provide that the guaranteed rate of interest will not be less than a certain minimum rate.  The purchase price paid for the contract becomes part of the general assets of the insurance company, and the contract is paid from the general assets of the insurance company.  Funding agreements may or may not allow the Fund to demand repayment of principal after an agreed upon waiting period or upon certain other conditions.  The insurance company may also have a corresponding right to prepay the principal with accrued interest upon a specified number of days’ notice to the Fund.  The maturity date of some funding agreements may be extended upon the mutual agreement and consent of the insurance company and the Fund.   Generally, funding agreements and other insurance contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in certain such insurance contracts does not currently exist.  Accordingly, such insurance contracts may be considered to be illiquid.  To the extent any such funding agreements or other insurance contracts are considered to be illiquid, the Nationwide Money Market Fund will be limited to holding no more than 10% of its net assets in these and any other illiquid securities.  In addition, funding agreements and other insurance contracts are subject to interest rate risk, i.e., when interest rates increase, the value of insurance contracts decline.  Insurance contracts are also subject to credit risk, i.e., that the insurance company may be unable to pay interest or principal when due.  If an insurance company’s financial condition changes, its credit rating, or the credit rating of the contracts, may be lowered, which could negatively affect the value of the insurance contracts the Fund owns.

Extendable Commercial Notes.  Each Fund may invest in extendable commercial notes (ECNs).  ECNs may serve as an alternative to traditional commercial paper investments.  ECNs are corporate notes which are issued at a discount and structured such that, while the note has an initial redemption date (the initial redemption date is no more than 90 days from the date of issue) upon which the notes will be redeemed, the issuer on the initial redemption date may extend the repayment of the notes for up to 397 days from the date of issue without seeking note holder consent.  In the event the ECN is redeemed by the issuer on its initial redemption date, investors receive a premium step-up rate, which is based on the ECNs rating at the time.  If the notes are not redeemed on the initial redemption date, they will bear interest from the initial redemption date to the maturity date of the note at a floating rate of interest (this interest serves as a penalty yield for the issuer and a premium paid to the investor).

The ability of the issuer to exercise its option to extend the ECN beyond the initial redemption date can expose investors to interest rate risks, liquidity risks, credit risks and mark-to-market risks. Proponents of ECNs, however, argue that the punitive interest rate which applies if the ECN is extended beyond its initial redemption date will discourage issuers from extending the notes.  Proponents further argue that the reputation risk associated with the decision to extend an ECN obligation will prevent issuers from extending the notes, provided that the issuer is not in extreme financial distress.  The subadviser to the Nationwide Money Market Fund will perform due diligence from both a credit and portfolio structure perspective before investing in ECNs.

Bank Obligations.  Bank obligations that may be purchased by the Funds include certificates of deposit, bankers’ acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.

Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks and other risks associated with foreign investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issuers in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

When-Issued Securities and Delayed-Delivery Transactions

When securities are purchased on a “when-issued” basis or purchased for delayed delivery, then payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater a Fund’s outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of a Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.

When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will earmark or set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will earmark or set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to earmark or place additional assets in the segregated assets in order to ensure that the value of the segregated account remains equal to the amount of such Fund’s commitment. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it earmarks or sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will earmark or set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund’s liquidity and the ability of its subadviser to manage it might be affected in the event its commitments to purchase “when-issued” securities ever exceed 25% of the value of its total assets. Under normal market conditions, however, a Fund’s commitment to purchase “when-issued” or “delayed-delivery” securities will not exceed 25% of the value of its total assets. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Standby Committment Agreements

These agreements commit a Fund, for a stated period of time, to purchase a stated amount of fixed income securities that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued.  Funds enter into such agreements for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from appreciation in the value of the security during the commitment period if the security is not ultimately issued.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of a Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Repurchase Agreements

In connection with the purchase by a Fund of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers, the Fund’s custodian, or a subcustodian, will have custody of, and will earmark or segregate securities acquired by the Fund under such repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the U.S. Securities and Exchange Commission (“SEC”) to be loans by the Fund. Repurchase agreements may be entered into with respect to securities of the type in which the Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited if the value of the securities purchased should decrease below resale price.  Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. A Fund’s subadviser reviews the creditworthiness of those banks and non-bank dealers with which the Funds enter into repurchase agreements to evaluate these risks.

Lending Portfolio Securities

A Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark-to-market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the collateral. For the purposes of this policy, a Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, a Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned.

The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Fund must receive from the borrower collateral equal to at least 100% of the value of the portfolio securities loaned; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, a Fund’s board of trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan.

Investment of Securities Lending Collateral

 The cash collateral received from a borrower as a result of a Fund’s securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 on a fixed rate or floating rate basis, including: bank obligations; commercial paper; investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company; loan participations; master notes; medium term notes; repurchase agreements; and U.S. government securities. Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium term notes (which are described below), these types of investments are described elsewhere in the SAI.  Collateral may also be invested in a money market mutual fund or short-term collective investment trust.

Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company are agreements where an insurance company either provides for the investment of the Fund’s assets or provides for a minimum guaranteed rate of return to the investor.

Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed rate or floating rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then an unconditional guarantee is provided by the issuer’s parent.

Medium term notes are unsecured, continuously offered corporate debt obligations.  Although medium term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral, the maturity of the medium term note will not generally exceed two years.

Indexed Securities

Certain Funds may invest in securities whose potential return is based on the change in particular measurements of value or rates (an “index”).  As an illustration, the Funds may invest in a debt security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities.  If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index.

Small Company and Emerging Growth Stocks

Investing in securities of small-sized, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss.  Also, because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized and emerging growth companies than for larger, more established ones.

Limited Liability Companies

Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

Interests in Publicly Traded Limited Partnerships

Those Funds that invest in U.S. common stock may also invest in interests in publicly traded limited partnerships (limited partnership interests or units) which represent equity interests in the assets and earnings of the partnership’s trade or business.  Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests.  In addition, limited partnership interests are subject to risks not present in common stock.  For example, interest income generated from limited partnerships deemed not to be ‘publicly traded’ will not be considered ‘qualifying income’ under the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”) and may trigger adverse tax consequences.  Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock.  Also, because of the difference in organizational structure, the fair value of limited partnership units in a Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

Special Situation Companies

“Special situation companies” include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly. Therefore, an investment in a Fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The subadviser of such a Fund believes, however, that if it analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, a Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time a Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.

Foreign Securities

Investing in foreign securities (including through the use of depositary receipts) involves certain special considerations which typically are not associated with investing in United States securities. Since investments in foreign companies will frequently be denominated in the currencies of foreign countries (these securities are translated into U.S. dollars on a daily basis in order to value a Fund’s shares), and since a Fund may hold securities and funds in foreign currencies, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Expropriation of assets refers to the possibility that a country’s laws will prohibit the return to the United States of any monies, which a Fund has invested in the country. Foreign securities, such as those purchased by a Fund, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

Investment in Companies in Developing Countries. Investments may be made from time to time in companies in developing countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization. Investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Certain countries in Asia, Latin America, Eastern Europe, Africa and the Middle East are either comparatively underdeveloped or are in the process of becoming developed. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries’ securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, the Fund’s ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities. Conversely, the Fund’s inability to dispose fully and promptly of positions in declining markets will cause the Fund’s net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund’s investments in those countries and the availability to the Fund of additional investments in those countries.

Economies of developing countries may differ favorably or unfavorably from the United States’ economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

Depositary Receipts. A Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement.

GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund’s investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Foreign Sovereign Debt. Certain Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that a Fund invests in obligations issued by developing or emerging markets, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Foreign Commercial Paper

A Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper either for hedging purposes or in order to seek investment gain. The Funds believe that such investments do not involve the creation of a senior security, but nevertheless will earmark or establish a segregated account with respect to its investments in this type of commercial paper and maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

Real Estate Investment Trusts

Although no Fund will invest in real estate directly, certain Funds may invest in securities of real estate investment trusts (“REITs”) and other real estate industry companies or companies with substantial real estate investments and, as a result, such Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, some convertible securities typically are rated below investment grade or are not rated, depending on the general creditworthiness of the issuer.

Certain Funds may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks (“PERCS”), which provide an investor, such as a Fund, with the opportunity to earn higher dividend income than is available on a company’s common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit, which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer’s common stock if the issuer’s common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer’s common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer’s common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

A Fund may also invest in other classes of enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three or four-year maturities; they typically have some built-in call protection for the first two to three years; and, upon maturity, they will convert into either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer’s corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein, which may be similar to those described above in which a Fund may invest, consistent with its goals and policies.

An investment in an enhanced convertible security or any other security may involve additional risks to the Fund. A Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and a Fund’s ability to dispose of particular securities, when necessary, to meet the Fund’s liquidity needs or in response to a specific economic event, such as the deterioration in the credit worthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the fund’s portfolio. A Fund, however, intends to acquire liquid securities, though there can be no assurances that it will always be able to do so.

Certain Funds may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer’s common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations then conventional convertible securities.   For more information about zero coupon securities generally, see “Zero Coupon Securities, Pay-In-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities” below.

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants acquired by a Fund in units or attached to securities are not subject to these restrictions. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Preferred Stock

Preferred stocks, like many debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Short Selling of Securities

In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities “borrowed” from a broker. The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a premium and/or interest which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. In addition, the broker may require the deposit of collateral (generally, up to 50% of the value of the securities sold short).

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any premium or interest the Fund may be required to pay in connection with the short sale. When a cash dividend is declared on a security for which the Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security.  However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on its short-sale transaction.   Whether a Fund will be successful in utilizing a short sale will depend, in part, on a Fund’s subadviser’s ability to correctly predict whether the price of a security it borrows to sell short will decrease.

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund must segregate or earmark an amount of cash or other liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker to meet margin requirements in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain on a daily basis segregated or earmarked liquid assets at such a level that the amount segregated or earmarked plus the amount of collateral deposited with the broker as margin equals the current market value of the securities sold short.

A Fund also may engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box.  For tax purposes a Fund that enters into a short sale “against the box” may be treated as having made a constructive sale of an “appreciated financial position” causing the Fund to realize a gain (but not a loss).

Restricted, Non-Publicly Traded and Illiquid Securities

A Fund may not invest more than 15% (10% for the Nationwide Money Market Fund) of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. The Funds typically do not hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

Any such restricted securities will be considered to be illiquid for purposes of a Fund’s limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust (“Board of Trustees”), the Fund’s subadviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, a Fund’s level of illiquidity may increase.

Some Funds may sell over-the-counter (“OTC”) options and, in connection therewith, earmark or segregate assets to cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

A Fund’s subadviser will monitor the liquidity of restricted securities in the portion of a Fund it manages. In reaching liquidity decisions, the following factors are considered: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Private Placement Commercial Paper. Commercial paper eligible for resale under Section 4(2) of the Securities Act is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as an accredited investor.

Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the Fund’s subadviser believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

Borrowing

Each Fund may borrow money from banks, limited by each Fund’s fundamental investment restriction (generally, 33-1/3% of its total assets (including the amount borrowed)), including borrowings for temporary or emergency purposes.  A Fund may engage in mortgage dollar roll and reverse repurchase agreements which may be considered a form of borrowing unless the Fund covers its exposure by segregating or earmarking liquid assets.

Leverage.  The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks.  For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on an Index Fund’s portfolio.  Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowings are outstanding.  Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings.  To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used.  Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced.  In the latter case, a Fund’s subadviser in its best judgment nevertheless may determine to maintain a Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters.  It is not anticipated that observance of such covenants would impede the Fund’s subadviser from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies.  However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

An Index Fund (as defined below) at times may borrow from affiliates of BlackRock Investment Management, LLC (“BlackRock”), provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

Derivative Instruments

A Fund’s subadviser may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as “futures”), options on futures contracts, stock index options, forward contracts, swaps and structured contracts, to hedge a Fund’s portfolio, for risk management, for obtaining exposure to a particular security or group of securities without actually purchasing such security or group of securities, or for any other permissible purposes consistent with the Fund’s investment objective. Derivative instruments are securities or agreements with their values based on the value of an underlying asset (e.g., a security, currency or index) or the level of a reference index.

Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.

The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission (“CFTC”). Each Fund has claimed an exclusion from the definition or the term “commodity pool operator” under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Special Risks of Derivative Instruments. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

(1) Successful use of most of these instruments depends upon a Fund’s subadviser’s ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

(2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as, how similar the index is to the portion of the Fund’s assets being hedged in terms of securities composition.

(3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because a Fund’s subadviser projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declines by more than the increase in the price of the security, a Fund could suffer a loss.

(4) As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (“counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

For a discussion of the federal income tax treatment of a Fund’s derivative instruments, see “Additional General Tax Information for All Funds.”

Options. A Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and a Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under “Restricted, Non-Publicly Traded and Illiquid Securities” above. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by a Fund may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

A Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

A Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

Transactions using OTC options (other than purchased options) expose a Fund to counterparty risk. To the extent required by SEC guidelines, a Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will also earmark or set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to earmarking or segregated accounts as a cover could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

An interest rate option is an agreement with a counterparty giving the buyer the right but not the obligation to buy or sell one of an interest rate hedging vehicle (such as a treasury future or interest rate swap) at a future date at a predetermined price. The option buyer would pay a premium at the inception of the agreement. An interest rate option can be used to actively manage a Fund’s interest rate risk with respect to either an individual bond or an overlay of the entire portfolio.

Spread Transactions. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

Futures Contracts. A Fund may enter into futures contracts, including interest rate, index, and currency futures and purchase and write (sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund’s hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when a Fund’s subadviser believes it is more advantageous to a Fund than purchasing the futures contract.

To the extent required by regulatory authorities, a Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for “bona fide hedging” purposes as defined in CFTC regulations and other permissible purposes including increasing return and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions.

A Fund will not enter into futures contracts and related options for other than “bona fide hedging” purposes for which the aggregate initial margin and premiums required to establish positions exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. There is no overall limit on the percentage of a Fund’s assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund’s exposure to market, currency, or interest rate fluctuations, such Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit with the futures broker or in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash, U.S. government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

Commodity Futures Contracts.  The Nationwide Fund may invest in commodity futures, subject to the 5% limitation described above for all futures contracts.  Commodity futures may be based upon commodities within five main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which includes gold, platinum and silver.  The Fund may purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

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Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

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Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

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Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices.

Structured Products. A Fund may use structured products to hedge its portfolio. Structured products generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities. See also, “Description of Portfolio Instruments And Investment Policies — Restricted, Non-Publicly Traded and Illiquid Securities.”

Swap Agreements. A Fund may enter into interest rate, total return, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with such Fund’s investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from one or more days to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.  “Total return swaps” are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

The “notional amount” of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a “net basis.” Consequently, a Fund’s obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid assets.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend, in part, on a Fund’s subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  The swaps market is largely unregulated.

A Fund will enter swap agreements only with counterparties that a Fund’s subadviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

Total Rate of Return Swaps. Total rate of return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset. A total rate of return swap will allow a Fund to quickly and cost effectively invest cash flows into a diversified basket of assets which has the risk/return prospect of the Fund’s stated benchmark.

Hybrid Instruments. Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed income or convertible securities. Hybrid instruments are also potentially more volatile and carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Credit Linked Notes. A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a highly rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to: (i) the original par amount paid to the Note issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a “Restructuring Event”); or (ii) the value of the Reference Bond if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond in the event of an Event of Default or a Restructuring Event.

Foreign Currency-Related Derivative Strategies - Special Considerations. A Fund may use options and futures and options on futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which a Fund’s securities are denominated. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and may also engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

A Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which a subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.

Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund will normally purchase OTC options on foreign currency only when a Fund’s subadviser believes a liquid secondary market will exist for a particular option at any specific time.

Forward Currency Contracts.  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Currency Hedging. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund’s investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a Fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of a Fund’s investments denominated in that currency over time.

A decline in the dollar value of a foreign currency in which a Fund’s securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.

Securities of Investment Companies

As permitted by the 1940 Act, a Fund may generally invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of a Fund’s total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company.  Notwithstanding these restrictions, each Fund may invest any amount, pursuant to Rule 12d1-1 of the 1940 Act, in affiliated or unaffiliated investment companies that hold themselves out as “money market funds” and which operate in accordance with Rule 2a-7 of the 1940 Act.  A Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.

SPDRs and other Exchange Traded Funds. A Fund may invest in Standard & Poor’s Depositary Receipts (“SPDRs”) and in shares of other exchange traded funds (collectively, “ETFs”). SPDRs are interests in unit investment trusts. Such investment trusts invest in a securities portfolio that includes substantially all of the common stocks (in substantially the same weights) as the common stocks included in a particular Standard & Poor’s Index such as the S&P 500®.  SPDRs are traded on the American Stock Exchange, but may not be redeemed.  The results of SPDRs will not match the performance of the designated S&P Index due to reductions in the SPDRs’ performance attributable to transaction and other expenses, including fees paid by the SPDR to service providers.  SPDRs distribute dividends on a quarterly basis, although distributions by other ETFs may vary.

ETF’s, including SPDRs, typically are not actively managed. Rather, an ETF’s usual objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by ETFs at times when an actively managed trust would not do so. As a result, a Fund can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF was not fully invested in such securities. Because of this, an ETF’s price can be volatile, and a Fund may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in such ETF.

Mortgage Dollar Rolls and Reverse Repurchase Agreements

A Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing under the 1940 Act (see “Borrowing”). When required by guidelines of the SEC, a Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination.

Mortgage dollar rolls are arrangements in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would earmark or set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities.  Depending on whether the segregated or earmarked assets are cash equivalent or some other type of security, entering into mortgage dollar rolls may subject the Fund to additional interest rate sensitivity.  If the segregated or earmarked assets are cash equivalents that mature prior to the mortgage dollar roll settlement, there is little likelihood that the sensitivity will increase; however, if the segregated or earmarked assets are subject to interest rate risk because they settle later, then the Fund’s interest rate sensitivity could increase.  Mortgage dollar roll transactions may be considered a borrowing by the Funds (See “Borrowing”).

Mortgage dollar rolls and reverse repurchase agreements may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Fund’s subadviser believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.

The Index Funds

The Nationwide Bond Index Fund, Nationwide International Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide S&P 500 Index Fund and Nationwide Small Cap Index Fund will be referred to herein, collectively, as the “Index Funds.”

Nationwide Bond Index Fund.  The investment objective of the Nationwide Bond Index Fund is to match the performance of the Barclays Capital U.S. Aggregate Bond Index (formerly, Lehman Brothers U.S. Aggregate Index) (the “Aggregate Index”) as closely as possible before the deduction of Fund expenses.  The Aggregate Index is composed primarily of U.S. dollar denominated investment grade bonds of different types, including U.S. government securities; U.S. government agency securities; corporate bonds issued by U.S. and foreign companies; mortgage-backed securities; securities of foreign governments and their agencies; and securities of supranational entities, such as the World Bank. There can be no assurance that the investment objective of the Fund will be achieved.

Nationwide International Index Fund.  The investment objective of the Nationwide International Index Fund is to match the performance of the MSCI EAFE® Capitalization Weighted Index (the “EAFE Index”) as closely as possible before the deduction of Fund expenses.  The MSCI EAFE Index is a market-weighted index composed of common stocks of companies from various industrial sectors whose primary trading markets are located outside the United States. There can be no assurance that the investment objective of the Fund will be achieved.

Nationwide Mid Cap Market Index Fund.  The investment objective of the Nationwide Mid Cap Market Index Fund is to match the performance of the Standard & Poor’s Mid Cap 400® Index (the “S&P 400 Index”) as closely as possible before the deduction of Fund expenses.  There can be no assurance that the investment objective of the Fund will be achieved.

Nationwide S&P 500 Index Fund. The investment objective of the Nationwide S&P 500 Index Fund is to seek to provide investment results that correspond to the price and yield performance of publicly traded common stocks as represented by the Standard & Poor’s 500® Composite Stock Price Index (the “S&P 500 Index”). There can be no assurance that the investment objective of the Fund will be achieved.

Nationwide Small Cap Index Fund.  The investment objective of the Nationwide Small Cap Index Fund is to match the performance of the Russell 2000® Index (the “Russell 2000”) as closely as possible before the deduction of Fund expenses.  The Russell 2000 is a market-weighted index composed of approximately 2000 common stocks of smaller U.S. companies in a wide range of businesses chosen by Russell Investments based on a number of factors, including industry representation, market value, economic sector and operating/financial condition.  There can be no assurance that the investment objective of the Fund will be achieved.

About Indexing.  The Index Funds are not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment.  Instead, each Index Fund, utilizing essentially a “passive” or “indexing” investment approach, seeks to replicate, before each Fund’s expenses (which can be expected to reduce the total return of the Fund), the total return of its respective index.

Indexing and Managing the Funds.  Each Index Fund will be substantially invested in securities in the applicable index, and will invest at least 80% of its net assets in securities or other financial instruments which are contained in or correlated with securities in the applicable index.

Because each Index Fund seeks to replicate the total return of its respective index, BlackRock, subadviser to each Index Fund, generally will not attempt to judge the merits of any particular security as an investment but will seek only to replicate the total return of the securities in the relevant index.  However, BlackRock may omit or remove a security which is included in an index from the portfolio of an Index Fund if, following objective criteria, BlackRock judges the security to be insufficiently liquid, believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions, or determines that the security is no longer useful in attempting to replicate the total return of the index.

    BlackRock may acquire certain financial instruments based upon individual securities or based upon or consisting of one or more baskets of securities (which basket may be based upon a target index).  Certain of these instruments may represent an indirect ownership interest in such securities or baskets.  Others may provide for the payment to an Index Fund or by an Index Fund of amounts based upon the performance (positive, negative or both) of a particular security or basket. BlackRock will select such instruments when it believes that the use of the instrument will correlate substantially with the expected total return of a target security or index.  In connection with the use of such instruments, BlackRock may enter into short sales in an effort to adjust the weightings of particular securities represented in the basket to more accurately reflect such securities weightings in the target index.

The ability of each Index Fund to satisfy its investment objective depends to some extent on BlackRock’s ability to manage cash flow (primarily from purchases and redemptions and distributions from the Fund’s investments). BlackRock will make investment changes to an Index Fund’s portfolio to accommodate cash flow while continuing to seek to replicate the total return of the target index.  Investors should also be aware that the investment performance of each index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency, accounting) that will be borne by the Index Funds.  Finally, since each Index Fund seeks to replicate the returns of its target index, BlackRock generally will not attempt to judge the merits of any particular security as in investment.

Each Index Fund’s ability to replicate the total return of its respective index may be affected by, among other things, transaction costs, administration and other expenses incurred by the Index Fund, taxes (including foreign withholding taxes, which will affect the Nationwide International Index Fund and the Nationwide Bond Index Fund due to foreign tax withholding practices), and changes in either the composition of the index or the assets of an Index Fund.  In addition, each Index Fund’s total return will be affected by incremental operating costs (e.g., investment advisory, transfer agency, accounting) that will be borne by the Fund.  Under normal circumstances, it is anticipated that each Index Fund’s total return over periods of one year and longer will, on a gross basis and before taking into account Fund expenses, be within 10 basis points for the S&P 500 Index Fund (a basis point is one one-hundredth of one percent (0.01%)), 100 basis points for the Nationwide Small Cap Index Fund, 150 basis points for the Nationwide Mid Cap Market Index Fund, 50 basis points for the Nationwide International Index Fund, and 50 basis points for the Nationwide Bond Index Fund, of the total return of the applicable indices.  There can be no assurance, however, that these levels of correlation will be achieved.  In the event that this correlation is not achieved over time, the Board of Trustees may consider alternative strategies for the Funds.

Additional Information Concerning the Indices

Aggregate Index.  The Nationwide Bond Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Barclays Capital.  Barclays Capital has no responsibility for and does not participate in the Nationwide Bond Index Fund’s management.

Russell 2000. The Nationwide Small Cap Index Fund is not promoted, sponsored or endorsed by, not in any way affiliated with Russell Investments (formerly, Frank Russell Company). Russell Investments is not responsible for and has not reviewed the Nationwide Small Cap Index Fund nor any associated literature or publications and Russell Investments makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell Investments reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000. Russell Investments has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

Russell Investments’ publication of the Russell 2000 in no way suggests or implies an opinion by Russell Investments as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell 2000 is based. Russell Investments makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Russell 2000 or any data included in the Russell 2000. Russell Investments makes no representation or warranty regarding the use, or the results of use, of the Russell 2000 or any data included therein, or any security (or combination thereof) comprising the Russell 2000. Russell Investments makes no other express or implied warranty, and expressly disclaims any warranty, or any kind, including, without means of limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Russell 2000 or any data or any security (or combination thereof) included therein.

EAFE Index. The EAFE Index is the exclusive property of MSCI Barra. The EAFE Index is a service mark of MSCI Barra.

The Nationwide International Index Fund is not sponsored, endorsed, sold or promoted by MSCI Barra. MSCI Barra makes no representation or warranty, express or implied, to the owners of shares of the Nationwide International Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Nationwide International Index Fund particularly or the ability of the EAFE Index to track general stock market performance. MSCI Barra is the licensor of certain trademarks, service marks and trade names of MSCI Barra and of the EAFE Index. MSCI Barra has no obligation to take the needs of the Nationwide International Index Fund or the owners of shares of the Nationwide International Index Fund into consideration in determining, composing or calculating the EAFE Index. MSCI Barra is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of shares of the Nationwide International Index Fund to be issued or in the determination or calculation of the equation by which the shares of the Nationwide International Index Fund and are redeemable for cash. MSCI Barra has no obligation or liability to owners of shares of the Nationwide International Index Fund in connection with the administration, marketing or trading of the Nationwide International Index Fund.

Although MSCI Barra shall obtain information for inclusion in or for use in the calculation of the EAFE Index from sources which MSCI Barra considers reliable, MSCI Barra does not guarantee the accuracy and/or the completeness of the EAFE Index or any data included therein. MSCI Barra makes no warranty, express or implied, as to results to be obtained by licensee, licensee’s customers and counterparties, owners of shares of the Nationwide International Index Fund, or any other person or entity from the use of the EAFE Index or any data included therein in connection with the rights licensed hereunder or for any other use. MSCI Barra makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the EAFE Index or any data included therein. Without limiting any of the foregoing, in no event shall MSCI Barra have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

S&P 500 Index and S&P 400 Index. Pursuant to an agreement with McGraw-Hill Companies, Inc., on behalf of the Nationwide S&P 500 Index Fund and Nationwide Mid Cap Market Index Fund, the Funds are authorized to use the trademarks of the McGraw-Hill Companies, Inc.

Standard & Poor’s 500®, S&P 500®, S&P®, 500®, Standard & Poor’s MidCap 400®, S&P MidCap 400®,  and S&P 400® are trademarks of The McGraw-Hill Companies, Inc. The Nationwide S&P 500 Index Fund and the Nationwide Mid Cap Market Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, expressed or implied, to the shareholders of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500 Index or the S&P 400® Index to track general stock market performance. S&P’s only relationship to the Funds, the adviser  or sub-advisers is the licensing of certain trademarks and trade names of S&P and of the S&P 500® and S&P 400® indices which are determined, composed and calculated by S&P without regard to the Funds. S&P has no obligation to take the needs of the Funds or their shareholders into consideration in determining, composing or calculating the S&P 500® and S&P 400® Indices. S&P is not responsible for or has not participated in the determination of the prices and amount of the Funds’ shares or the timing of the issuance or sale of Fund shares or in the determination or calculation of the equation by which Fund shares are redeemed. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds. S&P does not guarantee the accuracy makes no warranty, expressed or implied as to the results to be obtained by the Funds, shareholders of the Funds, or any other person or entity from the use of the S&P 500® or S&P 400® Indices or any data included therein. Without limiting any of the foregoing, in no event shall S&P 500® and S&P 400® Indices have any liability for any special, punitive, indirect, or consequential damages, including lost profits even if notified of the possibility of such damages.

Temporary Investments

Generally each of the Funds will be fully invested in accordance with its investment objective and strategies.  However, pending investment of cash balances or for other cash management purposes, or if a Fund’s subadviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly;

and (5) subject to the limits of the 1940 Act, shares of other investment companies that invest in securities in which the Fund may invest.  Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.  Each Index Fund uses an indexing strategy and does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance, although each may use temporary investments pending investment of cash balances or to manage anticipated redemption activity.

PORTFOLIO TURNOVER

The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases and sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less.  High portfolio turnover rates will generally result in higher brokerage expenses, and may increase the volatility of the Fund. The table below shows any significant variation in the Funds’ portfolio turnover rate for the years ended October 31, 2008 and 2007, or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year:

Fund	2008	2007
Nationwide Large Cap Value Fund1	116.40%	88.20%

1
The portfolio managers for the Funds are not limited by portfolio turnover in their management style, and a Fund’s portfolio turnover will fluctuate based on particular market conditions and stock valuations.  In the fiscal year 2008, the portfolio managers made more changes than they deemed necessary during fiscal year 2007.

INVESTMENT RESTRICTIONS

The following are fundamental investment restrictions of each Fund which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding shares means the vote of (A) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding voting securities, whichever is less.

Each of the Funds:

•
May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Nationwide Money Market Fund will be deemed to be in compliance with this restriction so long as it is in compliance with Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time.

•
May not (except the Nationwide International Value Fund and Nationwide U.S. Small Cap Value Fund) borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

•
May not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

•	May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or Statement of Additional Information of the Fund.

•
May not (except the Nationwide Enhanced Income Fund, Nationwide International Value Fund, Nationwide U.S. Small Cap Value Fund, Nationwide Value Fundand the Index Funds (except the Nationwide S&P 500 Index Fund)) purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance.

•
May not lend any security or make any other loan, except that each Fund may in accordance with its investment objective and policies (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

•
May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

The Nationwide S&P 500 Index Fund:

•
May not purchase securities of one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if at the end of each fiscal quarter, (a) more than 5% of the Fund’s total assets (taken at current value) would be invested in such issuer (except that up to 50% of the Fund’s total assets may be invested without regard to such 5% limitation), and (b) more than 25% of its total assets (taken at current value) would be invested in securities of a single issuer. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The Index Funds (except the Nationwide S&P 500 Index Fund):

•
May not purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, a Fund may invest more than 25% of its total assets in securities of issuers in that industry.

The Nationwide Enhanced Income Fund, Nationwide International Value Fund, Nationwide U.S. Small Cap Value Fund and Nationwide Value Fund:

•
May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, a Fund may invest more than 25% of its total assets in securities of issuers in that industry.  This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities and obligations issued by state, county or municipal governments.  The following industries are considered separate industries for purposes of this investment restriction:  electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance.

The Nationwide International Value Fund and Nationwide U.S. Small Cap Value Fund:

•
May not borrow money or issue senior securities, except that each Fund may sell securities short, enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

The following are the non-fundamental operating policies of the Funds, which may be changed by the Board of Trustees without shareholder approval:

Each Fund may not:

  Sell securities short, (except the Nationwide International Value Fund and Nationwide U.S. Small Cap Value Fund) unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.
•
Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

•	Purchase or otherwise acquire any security if, as a result, more than 15% (10% with respect to the Nationwide Money Market Fund) of its net assets would be invested in securities that are illiquid.

•
Pledge, mortgage or hypothecate (except the Nationwide International Value Fund, Nationwide U.S. Small Cap Value Fund and Nationwide Value Fund) any assets owned by the Fund in excess of 33 1/3% of the Fund’s total assets at the time of such pledging, mortgaging or hypothecating.

The Nationwide International Value Fund, Nationwide U.S. Small Cap Value Fund and Nationwide Value Fund may not:

•
Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33-1/3% of the Fund’s total assets at the time of the borrowing or investment.

The Nationwide International Value Fund may not:

•	Under normal circumstances, invest in securities of issuers located in less than three countries outside the United States.

The Nationwide U.S. Small Cap Value Fund may not:

•	Hold less than 80% of the value of its net assets in any security or other investment other than common stocks of “U.S. small-cap companies,” as such term is defined in the Fund’s prospectus.

•	Under normal circumstances, maintain an average portfolio market capitalization that is outside the range of the companies included in the Russell 2000® Value Index.

If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement.  However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount such securities to come within such limit as soon as reasonably practicable.  In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

Each Fund (except the Index Funds, Nationwide International Value Fund and Nationwide U.S. Small Cap Value Fund) may not:

•
Purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or (b) to the extent permitted by the 1940 Act or any rules or regulations thereunder or pursuant to any exemptions therefrom.

Internal Revenue Code Restrictions

    In addition to the investment restrictions above, each Fund must be diversified according to Internal Revenue Code requirements.  Specifically, at each tax quarter end, each Fund’s holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other U.S. regulated investment companies, and other securities, limited so that no one issuer has a value greater than 5% of the value of the Fund’s total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s assets is invested in the securities (other than those of the U.S. government or other U.S. regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Funds’ investment adviser, principal underwriter or affiliated persons of the Funds’ investment adviser or principal underwriter.  The Trust’s overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders.  Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings until such time as the information is made available to all shareholders or the general public.

The policies and procedures are applicable to the investment adviser, Nationwide Fund Advisors (“NFA” or the “Adviser”) and any subadviser to the Funds.  Pursuant to the policy, the Funds, NFA, any subadviser, and any service providers acting on their behalf are obligated to:

•	Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;
•	Ensure that portfolio holdings information is not provided to a favored group of clients or potential clients; and
•	Adopt such safeguards and controls around the release of client information so that no client or group of clients is unfairly disadvantaged as a result of such release.

Portfolio holdings information that is not publicly available will be released selectively only pursuant to the exceptions described below.  In most cases, where an exception applies, the release of portfolio holdings is strictly prohibited until the information is at least 15 calendar days old.  Nevertheless, NFA’s Executive Committee or its duly authorized delegate may authorize, where circumstances dictate, the release of more current portfolio holdings information.

Each Fund posts onto the Trust’s internet site (www.nationwide.com/mutualfunds) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC.  The Funds disclose their complete portfolio holdings information to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of the Funds’ fiscal year and on Form N-CSR on the second and fourth quarter ends of the Funds’ fiscal year.  Form N-Q is not required to be mailed to shareholders, but is made public through the SEC’s electronic filings.  Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semi-annual reports.

Exceptions to the portfolio holdings release policy described above can only be authorized by NFA’s Executive Committee or its duly authorized delegate and will be made only when:

•	A Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public;
•
The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information; and

•	The release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Funds’ fiduciary duties.

Under this policy, the receipt of compensation by a Fund, NFA, a subadviser, or an affiliate as consideration for disclosing non-public portfolio holdings information will not be deemed a legitimate business purpose.

The Funds have ongoing arrangements to distribute information about the Funds’ portfolio holdings to the Funds’ third party service providers described herein (e.g., investment adviser, subadvisers, registered independent public accounting firm, administrator, transfer agent, sub-administrator, sub-transfer agent, custodian and legal counsel) as well as Lipper Inc., Morningstar, Inc., RiskMetrics Group, Inc., FactSet Research Systems, Inc., the Investment Company Institute, and on occasion, to State Street Bank and Trust Company where it provides portfolio transition management assistance (e.g., upon change of subadviser, etc.).  These organizations are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.  No compensation or other consideration is received by the Funds, NFA or any other party in connection with each such ongoing arrangement.

NFA conducts periodic reviews of compliance with the policy and the Funds’ Chief Compliance Officer provides annually a report to the Board of Trustees regarding the operation of the policy and any material changes recommended as a result of such review.  NFA’s compliance staff will also annually submit to the Board a list of exceptions granted to the policy, including an explanation of the legitimate business purpose of the Fund that was served as a result of the exception.

TRUSTEES AND OFFICERS OF THE TRUST

Management Information

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust are listed in the table below. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served1	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee 2
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	93	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	93
Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry) Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College from July 1984 until July 2009.	93	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST, a global management consulting firm.	93	None
Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999.	93	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 – 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association - College Retirement Equities Fund).	93	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002.	93	None

David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000.	93	None

1	Length of time served includes time served with the Trust’s predecessors.

2
Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Officers of the Trust

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served1	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee3
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA2, Nationwide Fund Management LLC2 and Nationwide Fund Distributors LLC2, and is a Senior Vice President of NFS.  From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.  He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group.  From February 2008-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also the president of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust2.  From December 2006 until January 2008 he was Executive Vice President of NWD Investments.  He was Vice President of NWD Investments from 2003 through 2006.
		N/A	N/A

Joseph Finelli 1957	Treasurer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group2. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments2.
			N/A	N/A
Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.

			N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments2.	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007) 2.  From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.  From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President and Chief Investment Officer of Nationwide Fund Advisors and Nationwide Investment Advisors, LLC since April 2009.  Ms. Berger was Director of Economic and Risk Analysis Lab of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
		N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.

2	This position is held with an affiliated person or principal underwriter of the Trust.

3
Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act, or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Responsibilities of The Board of Trustees

The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

Board of Trustees Committees

The Board of Trustees has four standing committees: Audit, Valuation and Operations, Nominating and Fund Governance and Investment Committees.

The purposes of the Audit Committee are to: (a) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers; (b) oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; (c) ascertain the independence of the Trust's independent auditors; (d) act as a liaison between the Trust's independent auditors and the Board; (e) approve the engagement of the Trust's independent auditors to (i) render audit and non-audit services for the Trust and (ii) render non-audit services for the Trust's investment adviser (other than a subadviser whose role is primarily portfolio management and is overseen by another investment adviser) and certain other entities under common control with the Trust's investment adviser if the engagement relates to the Trust's operations and financial reporting; (f) meet and consider the reports of the Trust's independent auditors; (g) review and make recommendations to the Board regarding the Code of Ethics of the Trust and that of all Trust advisers, subadvisers, and principal underwriters and annually review changes to, violations of, and certifications with respect to such Code of Ethics; and (h) oversee the Trust’s written policies and procedures adopted under Rule 38a-1 of the 1940 Act and oversee the appointment and performance of the Trust’s designated Chief Compliance Officer. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Trust's shareholders. Each of the members have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act. This Committee met six times during the past fiscal year and currently consists of the following Trustees: Mr. Allen (Chairman), Ms. Hennigar, Ms. Jacobs and Mr. Wetmore.

The purposes of the Valuation and Operations Committee are to (a) oversee the implementation and operation of the Trust’s Valuation Procedures, applicable to all of the Trust’s portfolio securities; (b) oversee the implementation and operation of the Trust’s Rule 2a-7 Procedures, applicable to the Trust’s money market fund series; (c) oversee the Trust’s portfolio brokerage practices; and (d) oversee distribution of the Trust’s shares of beneficial interest. The Valuation and Operations Committee met four times during the past fiscal year and currently consists of the following Trustees: Mr. Allen, Mr. DeVore, Ms. Dryden and Mr. Kridler (Chairman), each of whom is not an interested person of the Trust, as defined in the 1940 Act.

The Nominating and Fund Governance Committee has the following powers and responsibilities: (1) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with specific backgrounds, diversity or skill sets; (3) periodic review of Board governance procedures; (4) oversee the implementation of the Board’s policies regarding evaluations of the Board and Trustee peer evaluations; (5) review and make recommendations to the Board regarding the Proxy Voting Guidelines, Policies and Procedures of all Trust adviser and subadvisers; (6) periodic review of Trustee compensation and recommend appropriate changes to the Independent Trustees;  (7) oversee implementation of the Trust’s Policy Regarding the Service by Trustees on the Boards of Directors of Public Companies and Unaffiliated Fund Companies; (8) review and make recommendations to the Board regarding the Board’s Statements of Policies Regarding Fund Governance and Board Oversight, Independence & Effectiveness; and (9) monitoring of the performance of legal counsel employed by the independent Trustees and monitoring of the performance of legal counsel to the Trust, in consultation with the Trust’s management.  The Nominating and Fund Governance Committee reports to the full Board with recommendations of any appropriate changes to the Board.  This Committee met four times during the past fiscal year and currently consists of the following Trustees: Ms. Cholmondeley, Ms. Dryden (Chairperson), Ms. Hennigar and Mr. Wetmore, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

The Nominating and Fund Governance Committee has adopted procedures regarding its review of recommendations for trustee nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute Trustees to the Board of Trustees, the Trustees shall take into account any proposals for candidates that are properly submitted to the Trust's Secretary. Shareholders wishing to present one or more candidates for Trustee for consideration may do so by submitting a signed written request to the Trust's Secretary at Attn: Secretary, Nationwide Mutual Funds, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406, which includes the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name and background information of the proposed candidate(s) and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

The functions of the Investment Committee are: (1) in consultation with management of the Trust, to review the kind, scope and format of, and the time periods covered by, the investment performance data and related reports provided to the Board and, if the Committee determines that changes to such data or reports would be appropriate and practicable, the Committee will work with management of the Trust to implement any such changes; (2) in consultation with management of the Trust, to review the investment performance benchmarks and peer groups used in reports delivered to the Board for comparison of investment performance of the Funds and, if the Committee determines that changes to such benchmarks or peer groups would be appropriate, the Committee will work with management to implement any such change; (3) in consultation with management of the Trust, to review such other matters that affect performance, including for example, fee structures, expense ratios, as the Committee deems to be necessary and appropriate and work with management to implement any recommended changes; (4) to review and monitor the performance of the Trust's funds and the fund family, as a whole, in the manner and to the extent directed by the Board of Trustees, recognizing that the ultimate oversight of fund performance shall remain with the full Board of Trustees; and (5) to review and monitor material conflicts of interest that may arise from a portfolio manager’s management of multiple accounts. This Committee met four times during the past fiscal year and currently consists of the following Trustees: Ms. Cholmondeley, Mr. DeVore, Ms. Jacobs (Chairperson) and Mr. Kridler, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

Ownership of Shares of Nationwide Mutual Funds as of December 31, 2008

Name of Trustee	Dollar Range of Equity Securities and/or Shares in the Trust	Aggregate Dollar Range of Equity Securities and/or Shares in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Charles E. Allen	$10,000-$50,001	$10,000-$50,001
Paula H.J. Cholmondeley	$50,001-$100,000	$50,001-$100,000
C. Brent DeVore	Over $100,000	Over $100,000
Phyllis Kay Dryden	$50,001-$100,000	$50,001-$100,000
Barbara L. Hennigar	$50,001-$100,000	$50,001-$100,000
Barbara I. Jacobs	$50,001-$100,000	$50,001-$100,000
Douglas F. Kridler	Over $100,000	Over $100,000
David C. Wetmore	Over $100,000	Over $100,000

Ownership in the Funds’ Investment Adviser1, Subadvisers2 or Distributor3 as of December 31, 2008

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust

Name of Trustee	Name of Owners and Relationships to Trustee	Name of Company	Title of Class of Security	Value of Securities	Percent of Class
Charles E. Allen	N/A	N/A	N/A	None	N/A
Paula H.J. Cholmondeley	N/A	N/A	N/A	None	N/A
C. Brent DeVore	N/A	N/A	N/A	None	N/A
Phyllis Kay Dryden	N/A	N/A	N/A	None	N/A
Barbara L. Hennigar	N/A	N/A	N/A	None	N/A
Barbara I. Jacobs	N/A	N/A	N/A	None	N/A
Douglas F. Kridler	N/A	N/A	N/A	None	N/A
David C. Wetmore	N/A	N/A	N/A	None	N/A

1	Nationwide Fund Advisors.
2
As of the date of this SAI, subadvisers to the series of the Trust include Aberdeen Asset Management Inc., AllianceBernstein L.P., BlackRock Investment Management, LLC, Diamond Hill Capital Management, Inc., Dimensional Fund Advisors LP, Federated Investment Mangement Company, Morley Capital Management, Inc., Nationwide Asset Management LLC, and NorthPointe Capital, LLC.

3	Nationwide Fund Distributors LLC or any company, other than an investment company, that controls a Fund’s adviser or distributor.

Compensation of Trustees

The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust.  The Adviser reimburses the Trust for fees and expenses paid to Trustees who are interested persons of the Trust and who also are employees of the Adviser or its affiliates. The Compensation Table below sets forth the total compensation paid to the Trustees of the Trust, before reimbursement of expenses, for the fiscal year ended October 31, 2008. In addition, the table sets forth the total compensation to be paid to the Trustees from all funds in the Fund Complex for the twelve months ended October 31, 2008. Trust officers receive no compensation from the Trust in their capacity as officers.

The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

Name of Trustee	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex1
Charles E. Allen	$97,478	N/A	N/A	$207,478
Paula H.J. Cholmondeley	83,048	N/A	N/A	175,673

C. Brent DeVore	88,080	N/A	N/A	186,205
Phyllis Kay Dryden	88,497	N/A	N/A	187,122
Barbara L. Hennigar	87,346	N/A	N/A	185,971
Barbara I. Jacobs	94,866	N/A	N/A	201,991
Douglas F. Kridler	88,168	N/A	N/A	186,293
Michael D. McCarthy2	44,647	N/A	N/A	96,022
Arden L. Shisler3	74,184	N/A	N/A	156,872
David C. Wetmore	120,611	N/A	N/A	256,236

1	On October 31, 2008 the Fund Complex included two trusts comprised of 94 investment company funds or series.
2	Effective April 1, 2008, Mr. McCarthy resigned as a Trustee of the Trust.
3	Effective September 19, 2008, Mr. Shisler resigned as a Trustee of the Trust.

Each of the Trustees and officers and their families are eligible to purchase Class D shares of the Funds which offer Class D shares, at net asset value without any sales charge.

Code of Ethics

Federal law requires the Trust, each of its investment advisers and subadvisers, and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel.  Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust).  Copies of these Codes of Ethics are on file with the SEC and are available to the public.

Proxy Voting Guidelines

Federal law requires the Trust, each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by a Fund. The Funds’ proxy voting policies and procedures and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwide.com/mutualfunds, or (iii) on the SEC’s website at www.sec.gov.  The summary of such Proxy Voting Guidelines is attached as Appendix B to this SAI.

INVESTMENT ADVISORY AND OTHER SERVICES

Trust Expenses

The Trust pays the compensation of the Trustees who are not employees of Nationwide Funds Group (“NFG”), or its affiliates, and all expenses (other than those assumed by the adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust’s Fund Administration and Transfer Agency Agreement, which includes the expenses of calculating the Funds’ net asset values; fees and expenses of independent certified public accountants and legal counsel of the Trust and to the independent Trustees; expenses of preparing, printing, and mailing shareholder reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; administrative services fees under an Administrative Services Plan; fees and expenses of the custodian for all services to the Trust; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust.  NFA may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for each Fund and/or classes, as described below.  These expense limitations apply to the classes described; if a particular class is not referenced, there is no expense limitation for that class.

Investment Adviser

NFA, located at 1000 Continental Drive, Suite 400, King of Prussia, PA 19406, is a wholly owned subsidiary of NFS, a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation.  All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policy holders.

Under the Investment Advisory Agreement with the Trust, NFA manages the Funds in accordance with the policies and procedures established by the Trustees.  NFA operates primarily as a “Manager of Managers” under which NFA, rather than managing most Funds directly, instead oversees one or more subadvisers.

NFA provides investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of one or more subadvisers who manage the investment portfolio of a particular Fund.  NFA is also authorized to select and place portfolio investments on behalf of such subadvised Funds; however NFA does not intend to do so as a routine matter at this time.

All of the Funds to which this SAI relates are subadvised.

NFA pays the compensation of the officers of the Trust employed by NFA and pays a pro rata portion of the compensation and expenses of any Trustees who also are employed by NFG and its affiliates.  NFA also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust.  In addition, NFA pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust’s series or for recordkeeping or other shareholder related services.

The Investment Advisory Agreement also specifically provides that NFA, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of one year and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its “assignment,” as defined under the 1940 Act. It may be terminated at any time as to a Fund, without penalty, by vote of a majority of the outstanding voting securities of that Fund, by the Board of Trustees or NFA on not more than 60 days written notice. The Agreement further provides that NFA may render similar services to others.

For services provided under the Investment Advisory Agreement, NFA receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:

Fund	Assets	Investment Advisory Fee
Nationwide Bond Fund Nationwide Government Bond Fund	$0 up to $250 million $250 million up to $1 billion $1 billion up to $2 billion $2 billion up to $5 billion $5 billion and more	0.50% 0.475% 0.45% 0.425% 0.40%
Nationwide Bond Index Fund	$0 up to $1.5 billion $1.5 billion up to $3 billion $3 billion and more	0.22% 0.21% 0.20%
Nationwide Enhanced Income Fund	$0 up to $500 million $500 million up to $1 billion $1 billion up to $3 billion $3 billion up to $5 billion $5 billion up to $10 billion $10 billion and more	0.35% 0.34% 0.325% 0.30% 0.285% 0.275%
Nationwide Fund Nationwide Growth Fund	$0 up to $250 million $250 million up to $1 billion $1 billion up to $2 billion $2 billion up to $5 billion $5 billion and more	0.60% 0.575% 0.55% 0.525% 0.50%

Nationwide International Index Fund	$0 up to $1.5 billion $1.5 billion up to $3 billion $3 billion and more	0.27% 0.26% 0.25%
Nationwide International Value Fund	All Assets	0.85%
Nationwide Large Cap Value Fund	$0 up to $100 million $100 million or more	0.75% 0.70%
Nationwide Mid Cap Market Index Fund	$0 up to $1.5 billion $1.5 billion up to $3 billion $3 billion and more	0.22% 0.21% 0.20%
Nationwide Money Market Fund	$0 up to $1 billion $1 billion up to $2 billion $2 billion up to $5 billion $5 billion and more	0.40% 0.38% 0.36% 0.34%
Nationwide S&P 500 Index Fund	$0 up to $1.5 billion $1.5 billion up to $3 billion $3 billion up to $4.5 billion $4.5 billion and more	0.13% 0.12% 0.11% 0.10%
Nationwide Short Duration Bond Fund	$0 up to $500 million $500 million up to $1 billion $1 billion up to $3 billion $3 billion up to $5 billion $5 billion up to $10 billion $10 billion and more	0.35% 0.34% 0.325% 0.30% 0.285% 0.275%
Nationwide Small Cap Index Fund	$0 up to $1.5 billion $1.5 billion up to $3 billion $3 billion and more	0.20% 0.19% 0.18%
Nationwide U.S. Small Cap Value Fund	All Assets	0.95%
Nationwide Value Fund	All Assets	0.65%

Limitation of Fund Expenses

In the interest of limiting the expenses of the Funds, NFA may from time to time waive some, or all, of its investment advisory fee or reimburse other fees for any of the Funds.  In this regard, NFA has entered into an expense limitation agreement with the Trust on behalf of certain of the Funds (the “Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreement, NFA has agreed to waive or limit its fees and to assume other expenses to the extent necessary to limit the total annual operating expenses of each Class of each such Fund to the limits described below.  The waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.

With respect to the Nationwide Bond Index Fund,  Nationwide Enhanced Income Fund, Nationwide International Index Fund, Nationwide International Value Fund, Nationwide Large Cap Value Fund, Nationwide Mid Cap Market Index Fund, Nationwide Money Market Fund, Nationwide S&P 500 Index Fund, Nationwide Short Duration Bond Fund, Nationwide Small Cap Index Fund, Nationwide U.S. Small Cap Value Fund and  Nationwide Value Fund, NFA may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits in the Expense Limitation Agreement. No reimbursement will be made to a Fund unless: (i) such Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth below; (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis; and (iv) the payment of such reimbursement is made no more than three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted.

Until at least February 28, 2010 NFA has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with generally accepted accounting principles, expenses incurred by a Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business, for certain Funds of the Trust as follows:

•	Nationwide Bond Fund to 0.75% for Class A shares, Class B shares, Class C shares, Class D shares, Class R2 shares, and Institutional Class shares

•	Nationwide Bond Index Fund to 0.32% for Class A shares, Class B shares, Class C shares, Class R2 shares, and Institutional Class shares

•	Nationwide Enhanced Income Fund to 0.45% for Class A shares, Class R2 shares, Institutional Service Class shares and Institutional Class shares

•	Nationwide International Index Fund to 0.37% for Class A shares, Class B shares, Class C shares, Class R2 shares, and Institutional Class shares

•	Nationwide International Value Fund to 1.00% for Class A shares, Class C shares, Institutional Service Class shares, and Institutional Class shares

•	Nationwide Large Cap Value Fund to 1.15% for Class A shares, Class B shares, Class C shares, Class R2 shares, Institutional Class shares and Institutional Service Class shares

•	Nationwide Mid Cap Market Index Fund to 0.32% for Class A shares, Class B shares, Class C shares, Class R2 shares, and Institutional Class shares

•	Nationwide Money Market Fund to 0.59% for Prime shares, Service Class shares, and Institutional Class shares 1

•	Nationwide S&P 500 Index Fund to 0.23% for Class A shares, Class B shares, Class C shares, Class R2 shares, Institutional Service Class shares, Service Class shares, and Institutional Class shares

•	Nationwide Short Duration Bond Fund to 0.55% for Class A shares, Class C shares, Service Class shares, and Institutional Class shares

•	Nationwide Small Cap Index Fund to 0.30% for Class A shares, Class B shares, Class C shares, Class R2 shares, and Institutional Class shares

•	Nationwide U.S. Small Cap Value Fund to 1.09% for Class A shares, Class C shares, Institutional Service Class shares, and Institutional Class shares

•	Nationwide Value Fund to 0.85% for Class A shares, Class C shares, Class R2 shares, and Institutional Class shares

_______________________

1
In addition, with respect to the Service Class of the Nationwide Money Market Fund, effective until at least February 28, 2010, the Fund Operating Expenses including the Rule 12b-1 fees and fees paid pursuant to an Administrative Services Plan shall be limited to 0.75%.

Investment Advisory Fees

During the fiscal years ended October 31, 2008, 2007 and 2006, NFA and Morley Capital Management, Inc., the former investment adviser to the Nationwide Enhanced Income Fund and Nationwide Short Duration Bond Fund, earned the following fees for investment advisory services:

	NFA Investment Advisory Fees
	Year Ended October 31,
	2008		2007				2006
Fund	Fees Earned1	Fees Reimbursed	Fees Earned1		Fees Reimbursed		Fees Earned1	Fees Reimbursed
Nationwide Bond Fund	$445,936	$0	$477,524		$0		$560,910	$0
Nationwide Bond Index Fund	2,161,535	527,490	3,517,718		439,605		3,857,103	663,758
Nationwide Enhanced Income Fund	555,900	115,330	291,177	2	114,888	2	n/a	n/a
Nationwide Fund	6,226,932	0	7,416,847		0		7,369,230	0
Nationwide Government Bond Fund	676,297	0	608,957		0		765,900	0
Nationwide Growth Fund	1,067,854	0	1,216,547		0		1,355,471	0
Nationwide International Index Fund	5,511,610	1,015,839	5,986,824		386,490		4,540,332	631,723
Nationwide International Value Fund3	540,217	70,312	n/a		n/a		n/a	n/a
Nationwide Large Cap Value Fund	191,807	7,575	299,418		638		262,617	0
Nationwide Mid Cap Market Index Fund	1,724,687	404,937	2,454,926		319,532		2,625,630	509,553
Nationwide Money Market Fund	8,817,290	0	6,956,795		0		6,310,450	0
Nationwide S&P 500 Index Fund	2,820,198	947,881	3,799,219		375,580		3,841,921	808,395
Nationwide Short Duration Bond Fund	256,671	69,208	139,861	2	39,960	2	n/a	n/a
Nationwide Small Cap Index Fund	725,968	217,602	932,766		164,560		1,043,208	222,353
Nationwide U.S. Small Cap Value Fund3	165,821	50,475	n/a		n/a		n/a	n/a
Nationwide Value Fund4	5,290	36,145	n/a		n/a		n/a	n/a
								47,791

	Morley Capital Management, Inc. Investment Advisory Fees
	Year Ended October 31,
	2007		2006
Fund	Fees Earned1	Fees Reimbursed	Fees Earned1	Fees Reimbursed
Nationwide Enhanced Income Fund5	$662,520	$0	$1,730,576	$180,035
Nationwide Short Duration Bond Fund5	153,999	44,000	386,120	0
___________
1	Fees prior to any waivers or reimbursements.
2	For the period from May 1, 2007 through October 31, 2007.
3	Fund commenced operations on December 21, 2007.
4 Fund commenced operations on February 28, 2008.
5 Morley Capital Management, Inc. was the Fund’s investment adviser until April 30, 2007.

Subadvisers

The subadvisers for the Funds are as follows:

Fund                                                                                                 Subadviser

Nationwide Bond Fund	Nationwide Asset Management, LLC (“NWAM”)
Nationwide Bond Index Fund	BlackRock Investment Management, LLC (“BlackRock”)
Nationwide Enhanced Income Fund	Morley Capital Management, Inc. (“MCM”)
Nationwide Fund	Aberdeen Asset Management Inc. (“Aberdeen”)
Nationwide Government Bond Fund	NWAM
Nationwide Growth Fund	Aberdeen
Nationwide International Index Fund	BlackRock
Nationwide International Value Fund	AllianceBernstein L.P.
Nationwide Large Cap Value Fund	NorthPointe Capital LLC (“NorthPointe”)
Nationwide Mid Cap Market Index Fund	BlackRock
Nationwide Money Market Fund	Federated Investment Management Company
Nationwide S&P 500 Index Fund	BlackRock
Nationwide Short Duration Bond Fund	MCM
Nationwide Small Cap Index Fund	BlackRock
Nationwide U.S. Small Cap Value Fund	Dimensional Fund Advisors LP
Nationwide Value Fund	Diamond Hill Capital Management, Inc.

      Aberdeen Asset Management Inc., 1735 Market Street, 37th Floor, Philadelphia, PA 19103, is the U.S. arm of a global investment management group based in the United Kingdom, Aberdeen Asset Management PLC (“Aberdeen PLC”). Aberdeen manages or sub-advises approximately $35.08 billion in U.S. fixed income and equity assets for investment companies and institutional and retail clients as of October 31, 2008. Worldwide, Aberdeen PLC had approximately $167.52 billion in assets under management in a range of global equity, fixed income and property investments.

  AllianceBernstein L.P. (“AllianceBernstein”), 1345 Avenue of the Americas, New York, NY 10105, is the subadviser to the Nationwide International Value Fund.  At December 31, 2008, AllianceBernstein Holding L.P. owned approximately 34.3% of the issued and outstanding AllianceBernstein Units. AXA Financial, Inc. was the beneficial owner of approximately 62.0% of the AllianceBernstein Units at December 31, 2008, (including those held indirectly through its ownership of approximately 1.6% of the issued and outstanding Holding Units) which, including the general partnership interests in AllianceBernstein and Holding, represent an approximate 62.4% economic interest in AllianceBernstein.

  BlackRock Investment Management, LLC, P.O. Box 9011, Princeton, New Jersey 08543-9011, is a wholly owned indirect subsidiary of BlackRock, Inc., and is subadviser to each of the Index Funds.

              Diamond Hill Capital Management, Inc. (“Diamond Hill”), 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215, is the subadviser for the Nationwide Value Fund.  Diamond Hill is controlled by Diamond Hill Investment Group, Inc., Roderick H. Dillion (Diamond Hill’s president), and James Francis Laird (Diamond Hill’s chief financial officer).

  Dimensional Fund Advisors LP (“DFA”), 6300 Bee Cave Road, Building One, Austin, Texas  78746, is thesubadviser for the Nationwide U.S. Small Cap Value Fund.

       Federated Investment Management Company (“Federated”), is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222.  It is a subsidiary of Federated Investors, Inc.  Federated and other subsidiaries of Federated Investors, Inc. serve as investment advisers to number of investment companies and private accounts.  Certain other subsidiaries also provide administrative services to a number of investment companies.

      Morley Capital Management, Inc. (“MCM”), located at 1300 S.W. 5th Avenue, Suite 3300, Portland, Oregon 97201, was organized in 1983 as an Oregon corporation. The firm focuses its investment management business on providing fixed-income management services to tax-qualified retirement plans, mutual funds, collective investment trusts and separate investment accounts.  MCM was the investment adviser to each of the Nationwide

Enhanced Income Fund and Nationwide Short Duration Bond Fund until April 30, 2007.  MCM is a subsidiary of Principal Global Investors, LLC.

                      Nationwide Asset Management, LLC (“NWAM”), One Nationwide Plaza, Mail Code 1-20-19, Columbus, OH 43215, provides investment advisory services to registered investment companies and other types of accounts, such as institutional separate accounts.  NWAM was organized in 2007, in part, to serve as investment subadviser for fixed income funds.  NWAM is a wholly owned subsidiary of Nationwide Mutual, and thus an affiliate of NFA.

      NorthPointe Capital LLC (“NorthPointe”) 101 West Big Beaver, Suite 745, Troy, Michigan 48084, is a domestic-equity money management firm dedicated to serving the investment needs of institutions, high-net worth individuals and mutual funds.  NorthPointe was organized in 1999.  NorthPointe is a subsidiary of NorthPointe Holdings, LLC.

      Subject to the supervision of NFA and the Trustees, each of the subadvisers will manage all or a portion of the assets of the Fund listed above in accordance with the Fund’s investment objectives and policies. Each subadviser makes investment decisions for the Fund and in connection with such investment decisions, places purchase and sell orders for securities.  For the investment management services they provide to the Funds, the subadvisers receive annual fees from NFA, calculated at an annual rate based on the average daily net assets of the Funds.

      Each subadviser provides investment advisory services to one or more Funds pursuant to a Subadvisory Agreement.  Each of the Subadvisory Agreements specifically provides that the subadviser shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under such Agreement.  After an initial period of not more than two years, each Subadvisory Agreement must be approved each year by the Trust’s board of trustees or by shareholders in order to continue.  Each Subadvisory Agreement terminates automatically if it is assigned.  It may also be terminated, at any time, without penalty, by vote of a majority of the outstanding voting securities, by the Board of Trustees, NFA or the applicable subadviser, on not more than 60 days written notice.

Subadvisory Fees Paid

The following table sets forth the amount NFA paid to the subadvisers for the fiscal years ended October 31, 2008, 2007 and 2006:

Fund	Year ended October 31,
	2008	2007	2006
Nationwide Bond Fund1	$110,906	n/a	n/a
Nationwide Bond Index Fund	786,019	$1,222,121	$1,453,166
Nationwide Enhanced Income Fund2	158,827	83,193	n/a
Nationwide Fund3	3,136,679	321,548	n/a
Nationwide Government Bond Fund1	172,202	n/a	n/a
Nationwide Growth Fund3	622,914	63,556	n/a
Nationwide International Index Fund	2,124,743	2,409,548	1,899,029
Nationwide International Value Fund4	228,749	n/a	n/a
Nationwide Large Cap Value Fund	102,298	150,512	70,031
Nationwide Mid Cap Market Index Fund	587,969	836,908	977,563
Nationwide Money Market Fund1, 5	775,642	n/a	n/a
Nationwide S&P 500 Index Fund	408,769	$527,341	571,941
Nationwide Short Duration Bond Fund2	73,334	39,960	n/a
Nationwide Small Cap Index Fund	254,092	384,066	363,619
Nationwide U.S. Small Cap Value Fund4	78,366	n/a	n/a
Nationwide Value Fund6	2,848	n/a	n/a

1       The Nationwide Bond Fund, Nationwide Government Bond Fund and Nationwide Money Market Fund were directly managed by NFA, and did not have subadviser arrangements, until January 1, 2008.
2	The Nationwide Enhanced Income Fund and Nationwide Short Duration Bond Fund were directly managed by MCM until April 30, 2007 after which time MCM became the subadviser.
3	The Nationwide Fund and Nationwide Growth Fund were directly managed by NFA, and did not have subadviser arrangements, until October 1, 2007.
4	Fund commenced operations on December 21, 2007.
5	Federated Investment Management Company became subadviser to the Nationwide Money Market Fund on April 2, 2009.
6	Fund commenced operations on February 28, 2008.

Multi-Manager Structure

NFA and the Trust have received from the SEC an exemptive order for the multi-manager structure which allows NFA to hire, replace or terminate unaffiliated subadvisers without the approval of shareholders; the order also allows NFA to revise a subadvisory agreement with an unaffiliated subadviser without shareholder approval. If a new unaffiliated subadviser is hired, the change will be communicated to shareholders within 90 days of such change, and all changes will be approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or NFA. The order is intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.

NFA provides investment management evaluation services to the Funds principally by performing initial due diligence on prospective subadvisers for the Funds and thereafter monitoring the performance of the subadvisers through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the subadvisers. NFA has responsibility for communicating performance expectations and evaluations to the subadvisers and ultimately recommending to the Trust’s Board of Trustees whether a subadviser’s contract should be renewed, modified or terminated; however, NFA does not expect to recommend frequent changes of subadvisers. NFA will regularly provide written reports to the Trust’s Board of Trustees regarding the results of its evaluation and monitoring functions. Although NFA will monitor the performance of the subadvisers, there is no certainty that the subadvisers or the Funds will obtain favorable results at any given time.

Portfolio Managers

Appendix C contains the following information regarding the portfolio manager identified in the Funds’ Prospectus: (i) the dollar range of the portfolio manager’s investments in the Fund; (ii) a description of the portfolio manager’s compensation structure; and (iii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts.

Distributor

Nationwide Fund Distributors LLC (“NFD” or the “Distributor”), 1000 Continental Drive, Suite 400, King of Prussia, PA 19406, serves as underwriter for each of the Funds in the continuous distribution of its shares pursuant to an Underwriting Agreement dated May 1, 2007 (the “Underwriting Agreement”). Unless otherwise terminated, the Underwriting Agreement will continue for an initial period of two years and from year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Trust’s Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. NFD is a wholly-owned subsidiary of NFS Distributors, Inc., which in turn is a wholly-owned subsidiary of NFS.  The following entities or people are affiliates of the Trust and are also affiliates of NFD:

Nationwide Fund Advisors
Nationwide Fund Management LLC
Nationwide SA Capital Trust
Nationwide Life Insurance Company
Nationwide Life and Annuity Insurance Company

Nationwide Financial Services, Inc.
Nationwide Corporation
Nationwide Mutual Insurance Company
Michael S. Spangler
Stephen T. Grugeon
Dorothy Sanders
Lynnett Berger
Joseph Finelli
Doff Meyer
Michael Butler
Eric Miller

In its capacity as Distributor, NFD solicits orders for the sale of shares, advertises and pays the costs of distribution, advertising, office space and the personnel involved in such activities. NFD receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the sales charge and 12b-1 fee, if any, imposed upon sales of shares of each of the Funds.

During the fiscal years ended October 31, 2008, 2007 and 2006, NFD received the following commissions from the sale of shares of the Funds:

	Years ended October 31
Funds	2008	2007	2006
Nationwide Bond Fund	$16,294	$2,087	$1,906
Nationwide Bond Index Fund	13,670	841	1,484
Nationwide Enhanced Income Fund	11,090	17	1,695
Nationwide Fund	138,548	26,495	30,041
Nationwide Government Bond Fund	8,673	1,251	1,880
Nationwide Growth Fund	52,984	7,592	10,682
Nationwide International Index Fund	3,285	763	479
Nationwide International Value Fund1	2,826	n/a	n/a
Nationwide Large Cap Value Fund	2,719	4,120	3,315
Nationwide Mid Cap Market Index Fund	5,477	2,128	3,289
Nationwide Money Market Fund	n/a	n/a	n/a
Nationwide S&P 500 Index Fund	8,535	3,220	4,330
Nationwide Short Duration Bond Fund	2,230	36	661
Nationwide Small Cap Index Fund	1,778	1,077	1,964
Nationwide U.S. Small Cap Value Fund1	86	n/a	n/a
Nationwide Value Fund2	5,510	n/a	n/a

1	Fund commenced operations on December 21, 2007.
2	Fund commenced operations on February 28, 2008.

NFD also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of Class B, Class C and certain Class A shares.  During the fiscal years ended October 31, 2008, 2007 and 2006, NFD received the following amounts from such sales charges:

	Years ended October 31
Funds	2008	2007	2006
Nationwide Bond Fund	$2,762	$4,023	$2,147
Nationwide Bond Index Fund	580	187	1,780
Nationwide Enhanced Income Fund	0	0	0
Nationwide Fund	27,431	27,372	38,658

Nationwide Government Bond Fund	11,918	4,456	175
Nationwide Growth Fund	4,205	6,402	7,911
Nationwide International Index Fund	250	366	330
Nationwide International Value Fund1	20	n/a	n/a
Nationwide Large Cap Value Fund	2,116	1,504	3,514
Nationwide Mid Cap Market Index Fund	766	1,917	604
Nationwide Money Market Fund	0	6,539	0
Nationwide S&P 500 Index Fund	26,949	8,802	15,086
Nationwide Short Duration Bond Fund	155	0	0
Nationwide Small Cap Index Fund	838	1,622	1,623
Nationwide U.S. Small Cap Value Fund1	n/a	n/a	n/a
Nationwide Value Fund2	n/a	n/a	n/a

1	Fund commenced operations on December 21, 2007.
2	Fund commenced operations on February 28, 2008.

From such sales charges, NFD retained $120,135, $214,260 and $51,212 for 2008, 2007 and 2006, respectively, after reallowances to dealers. NFD reallows to dealers 5.00% of sales charges on Class A shares of the Funds which have a maximum front-end sales charge of 5.75%, 4.00% of sales charges on Class A shares of the Funds which have a maximum front-end sales charge of 4.75%, 3.00% of sales charges on Class A shares of the Funds which have a maximum front-end sales charge of 3.75%, 4.00% on Class B shares of the Funds, 1.85% on Class C shares of the Funds, and 4.00% on Class D shares of the Funds.

Distribution Plan

The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate NFD, as the Funds’ principal underwriter, for expenses associated with the distribution of certain classes of shares of the Funds. Although actual distribution expenses may be more or less, the Funds, or the applicable class, as indicated below,  pay NFD an annual fee under the Plan in an amount that will not exceed the following amounts:

•	0.25% of the average daily net assets of Class A shares of each applicable Fund (distribution or service fee)

•	0.50% of the average daily net assets of the Class R2 shares of each applicable Fund (0.25% of which may be either a distribution or service fee)

•
1.00% of the average daily net assets of Class B and Class C shares for each applicable Fund other than the Nationwide Money Market Fund and the Nationwide Short Duration Bond Fund (0.75% of which may be a distribution fee and 0.25% service fee)

•	0.25% of the average daily net assets of Service Class shares of the Nationwide Short Duration Bond Fund (distribution or service fee)

•	0.75% of the average daily net assets of Class C shares of the Nationwide Short Duration Bond Fund (0.25% service fee)

•	0.15% of the average daily net assets of Service Class shares of the Nationwide Money Market Fund and Nationwide S&P 500 Index Fund (distribution or service fee) and

    During the fiscal year ended October 31, 2008, NFD earned the following distribution fees under the Plan:

Fund	Class A	Class B	Class C	Class R2	Service Class
Nationwide Bond Fund	$32,447	$4,869	$19,133	$320	n/a
Nationwide Bond Index Fund	206,389	2,815	1,467	n/a	n/a
Nationwide Enhanced Income Fund	4,052	n/a	n/a	7	n/a
Nationwide Fund	247,642	127,045	6,596	47	n/a
Nationwide Government Bond Fund	95,008	6,783	30,374	1,182	n/a
Nationwide Growth Fund	38,653	32,356	20,246	7	n/a
Nationwide International Index Fund	645,518	5,868	13,649	12	n/a
Nationwide International Value Fund1	78	n/a	74	n/a	n/a
Nationwide Large Cap Value Fund	49,884	11,787	43,099	660	n/a
Nationwide Mid Cap Market Index Fund	454,897	8,533	11,753	3	n/a
Nationwide Money Market Fund	n/a	n/a	n/a	n/a	$14,748
Nationwide S&P 500 Index Fund	203,594	108,523	28,116	1,071	800,575
Nationwide Short Duration Bond Fund	1,642	n/a	1,544	n/a	146,049
Nationwide Small Cap Index Fund	243,120	3,829	5,200	3	n/a
Nationwide U.S. Small Cap Value Fund1	21	n/a	94	n/a	n/a
Nationwide Value Fund2	494	n/a	76	31	n/a
_________________
1	Fund commenced operations on December 21, 2007.
2	Fund commenced operations on February 28, 2008.

        As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plan (the “Independent Trustees”). The Plan was initially approved by the Board of Trustees on March 5, 1998, and is amended from time to time upon approval by the Board of Trustees. The Plan may be terminated as to a Class of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class. Any change in the Plan that would materially increase the distribution cost to a Class requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days’ written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding shares of the applicable Class. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to a Fund must determine that there is a reasonable likelihood that the Plan will benefit such Fund and its shareholders.

The Board of Trustees believes that the Plan is in the best interests of the Funds since it encourages Fund growth and maintenance of Fund assets. As the Funds grow in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.

NFD has entered into, and will enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund’s shares including, but not limited to, those discussed above.  NFD, or an affiliate of NFD, pays additional amounts from its own resources to dealers or other financial intermediaries, including its affiliate, NFS or its subsidiaries, for aid in distribution or for aid in providing administrative services to shareholders.

The Trust has been informed by NFD that during the fiscal year ended October 31, 2008 the following expenditures were made using the 12b-1 fees received by NFD with respect to the Funds:

Fund	Prospectus Printing & Mailing1	Distributor Compensation & Costs1	Financing Charges with Respect to B & C Shares	Broker-Dealer Compensation & Costs
Nationwide Bond Fund	$1,739.39	$--	$15,211.97	$50,454.04
Nationwide Bond Index Fund	--	--	2,244.71	208,114.08
Nationwide Enhanced Income Fund	--	--	--	3,981.63
Nationwide Fund	--	21,644.45	97,639.24	283,135.08
Nationwide Government Bond Fund	--	--	30,085.47	118,115.52
Nationwide Growth Fund	--	5,993.92	27,082.24	63,137.65
Nationwide International Index Fund	--	--	8,789.14	657,589.37
Nationwide International Value Fund2	135.59	--	--	--
Nationwide Large Cap Value Fund	--	10,267.64	19,433.58	84,530.72
Nationwide Mid Cap Market Index Fund	1,392.33	20,216.16	9,344.33	464,502.63
Nationwide Money Market Fund	--	--	--	9,858.17
Nationwide S&P 500 Index Fund	1,392.33	46,063.04	103,281.03	1,035,511.84
Nationwide Short Duration Bond Fund	--	--	1,169.43	181,060.77
Nationwide Small Cap Index Fund	1,392.33	6,371.51	3,978.36	247,233.04
Nationwide U.S. Small Cap Value Fund2	82.23	--	15.25	1.30
Nationwide Value Fund3	--	--	14.71	483.97

1	Printing and mailing of prospectuses to other than current Fund shareholders.
2	Fund commenced operations on December 19, 2007.
3	Fund commenced operations on February 28, 2008.

A Fund may not recoup the amount of unreimbursed expenses in a subsequent fiscal year and does not generally participate in joint distribution activities with other Funds. To the extent that certain Funds utilize the remaining Rule 12b-1 fees not allocated to “Broker-Dealer Compensation and Costs” or “Printing and Mailing” of a prospectus which covers multiple Funds, however, such other Funds may benefit indirectly from the distribution of the Fund paying the Rule 12b-1 fees.

Administrative Services Plan

Under the terms of an Administrative Services Plan, a Fund is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, who agree to provide certain administrative support services for the Funds.  Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.  With respect to the Class R2 shares, these types of administrative support services will be exclusively provided for retirement plans and their plan participants.

As authorized by the particular Administrative Services Plan(s) for the Funds, the Trust has entered into Servicing Agreements for the Funds pursuant to which NFS has agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers. NFS is a majority owned subsidiary of Nationwide Corporation, and is the parent company of NFA, and the indirect parent company of NFD.  In consideration for providing administrative support services, NFS and other entities with which the Trust may enter into Servicing Agreements (which may include NFD) will receive a fee, computed at the annual rate of up to 0.25%, of the average daily net assets of the Class A, D, R2, Institutional Service and Service Class shares of each Fund (as applicable),  and Prime shares of the Nationwide Money Market Fund.

The Trust has also entered into a Servicing Agreement pursuant to which Nationwide Investment Services Corporation (“NISC”) has agreed to provide certain administrative support services in connection with Service Class shares of the Money Market Fund held beneficially by its customers.  NISC is indirectly owned by NFS.

During the fiscal year ended October 31, 2008, NFS and its affiliates received $4,030,722 in administrative services fees from the Funds.

Fund Administration and Transfer Agency Services

Under the terms of a Fund Administration and Transfer Agency Agreement dated May 1, 2007 as amended and restated June 11, 2008, Nationwide Fund Management LLC (“NFM”), an indirect wholly-owned subsidiary of NFS, provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees.  NFM also serves as transfer agent and dividend disbursing agent for each of the Funds.  NFM is located at 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.  Each Fund pays NFM a combined annual fee for fund administration and transfer agency services based on the Trust's average daily net assets according to the following schedule*:

Asset Level1                                               Aggregate Trust Fee

$0 up to $1 billion                                                               0.26%
$1 billion up to $3 billion                                                           0.19%
$3 billion up to $4 billion                                                           0.15%
$4 billion up to $5 billion                                                           0.08%
$5 billion up to $10 billion                                                           0.05%
$10 billion up to $12 billion                                                          0.03%
$12 billion and more                                                              0.02%

1
The assets of each of the Investor Destination Funds and Target Destination Funds  (the “Fund of Funds”), which are featured in a separate Statement of Additional Information, are excluded from the Trust asset level amount in order to calculate this asset based fee.  The Funds of Funds do not pay any part of this fee.

*
In addition to these fees, the Trust also pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Trust, including, but not limited to, the cost of pricing services that NMF utilizes and networking fees (“Networking Fees”) paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders (“beneficial accounts”).  Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services.  Depending on the nature and quality of the services provided, the Networking Fees range from $6 to $20 per beneficial account per year.

During the fiscal years ended October 31, 2008, 2007 and 2006, NFM and Nationwide SA Capital Trust, the Trust’s previous administrator, earned combined fund administration and transfer agency fees from the Funds as follows:

	Year Ended	Year Ended	Period Ended
Fund	October 31, 2008	October 31, 2007	October 31, 2006
Nationwide Bond Fund	$84,702	$119,837	$135,261
Nationwide Bond Index Fund	995,143	1,546,844	1,834,781
Nationwide Enhanced Income Fund	146,103	250,210	490,246
Nationwide Fund	1,027,015	1,332,187	1,503,448
Nationwide Government Bond Fund	128,947	128,899	166,159
Nationwide Growth Fund	167,814	262,299	293,008

Nationwide International Index Fund	2,016,535	2,193,807	1,760,495
Nationwide International Value Fund1	62,680	n/a	n/a
Nationwide Large Cap Value Fund	24,634	63,106	46,268
Nationwide Mid Cap Market Index Fund	759,144	955,323	1,157,946
Nationwide Money Market Fund	2,230,345	1,571,689	1,608,440
Nationwide S&P 500 Index Fund	2,158,099	2,632,573	2,964,738
Nationwide Short Duration Bond Fund	71,079	99,111	123,973
Nationwide Small Cap Index Fund	355,975	507,480	527,296
Nationwide U.S. Small Cap Value Fund1	17,732	n/a	n/a
Nationwide Value Fund2	836	n/a	n/a

1	Fund commenced operations on December 21, 2007.
2	Fund commenced operations on February 28, 2008.

Sub-Administration

NFM has entered into a Sub-Administration Agreement with J.P. Morgan Investor Services Co. (“JPMorgan”), dated May 22, 2009 and effective August 24, 2009, to provide certain fund sub-administration and sub-transfer agency services for each Fund. NFM pays JPMorgan a fee for these services.

Custodian

JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, is the custodian for the Funds and makes all receipts and disbursements under a Custody Agreement.  The Custodian performs no managerial or policy making functions for the Funds.

Legal Counsel

Stradley Ronon Stevens and Young LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, serves as the Trust’s legal counsel.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA
19103-7042, serves as the Independent Registered Public Accounting Firm for the Trust.

BROKERAGE ALLOCATION

NFA or a subadviser is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price. This spread is the dealer’s profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short term obligations are normally traded on a “principal” rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

Except as described below, the primary consideration in portfolio security transactions is best price and execution of the transaction, i.e., execution at the most favorable prices and in the most effective manner possible. “Best price-best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service.  Therefore, “best price-best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. NFA and the subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result.

Subject to the primary consideration of seeking best price-best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to NFA or a subadviser. In placing orders with such broker-dealers, NFA or the subadviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to NFA or a subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce NFA’s or a subadviser’s normal research activities or expenses.

There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by NFA or a subadviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are affected only when NFA or the subadviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

In purchasing and selling investments for the Funds, it is the policy of NFA or a subadviser to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by NFA or a subadviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, NFA or a subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.

NFA or a subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Exchange Act, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information. Any such research and other information provided by brokers to NFA or a subadviser is considered to be in addition to and not in lieu of services required to be performed by it under the respective advisory or subadvisory agreement. The fees paid to NFA or a subadviser pursuant to the respective advisory or subadvisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to NFA or a subadviser in serving its other clients. All research services received from the brokers to whom commission are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services.   NFA and any subadviser are prohibited from considering a broker-dealer’s sale of shares of any fund for which it serves as investment adviser or subadviser, except as may be specifically permitted by law.

Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer’s selection, nor is the selection of any broker-dealer based on the volume of shares sold.

For the fiscal year ended October 31, 2008, the following Funds, through NFA and/or their respective subadvisers, directed the dollar amount of transactions and related commissions for transactions to a broker because of research services provided, as summarized in the table below1:

Fund	Total Dollar Amount of Transactions	Total Commissions Paid on Such Transactions
Nationwide Fund	$1,022,089	$464,330
Nationwide Growth Fund	$8,909,229	$45,272
Nationwide International Value Fund2	$225,373,342	$3,821
Nationwide Large Cap Value Fund	$71,760,960	$19,246
Nationwide U.S. Small Cap Value Fund2,3	$38,502,592	$34,995

1	This information has been provided by the respective Fund’s subadviser(s) and the information is believed to be reliable, however, the Funds have not independently verified it.
2	Fund commenced operations on December 19, 2007.
3	Transactions were directed to brokers who provide market price monitoring services, market studies and research services. The services are incidental to the transaction.

During the fiscal years ended October 31, 2008, 2007 and 2006, the following brokerage commissions were paid by the Funds:

	Year ended October 31,
Fund	2008	2007	2006
Nationwide Bond Fund	$0	$0	$0
Nationwide Bond Index Fund	0	0	0
Nationwide Enhanced Income Fund	0	0	10,892
Nationwide Fund	6,468,172	7,766,531	5,518,379
Nationwide Government Bond Fund	0	0	0
Nationwide Growth Fund	711,904	1,026,797	1,368,535
Nationwide International Index Fund	167,659	244,893	235,354
Nationwide International Value Fund1	115,845	n/a	n/a
Nationwide Large Cap Value Fund	44,313	48,383	54,821
Nationwide Mid Cap Market Index Fund	77,887	120,060	229,209
Nationwide Money Market Fund	0	0	0
Nationwide S&P 500 Index Fund	69,635	42,729	19,816
Nationwide Short Duration Bond Fund	0	0	0
Nationwide Small Cap Index Fund	67,162	178,516	190,815
Nationwide U.S. Small Cap Value Fund1	35,329	n/a	n/a
Nationwide Value Fund2	787	n/a	n/a
_______________________
1	Fund commenced operations on December 21, 2007.
2	Fund commenced operations on February 28, 2008.

During the fiscal year ended October 31, 2008, the following Funds held investments in securities of their regular broker-dealers as follows:

Fund	Approximate Aggregate Value of Issuer’s Securities Owned by the Fund as of fiscal year end October 31, 2008	Name of Broker or Dealer
Nationwide Bond Fund	$1,559,095 2,901,915 2,625,027 1,520,316	Bank of America Corp. CS First Boston JPMorgan Chase & Co Merrill Lynch Co., Inc

Nationwide Bond Index Fund	7,738,663 3,354,996 6.937,673 21,852,587 3,329,502 58,633,885 4,922,549 3,694,709 2,399,022	Citigroup Inc. Merrill Lynch Co., Inc Bank of America Corp. JPMorgan Chase & Co. Bear Stearns CS First Boston Morgan Stanley Goldman Sachs Wachovia
Nationwide Enhanced Income Fund	3,266,926 4,987,749 1,562,527 4,975,587 9,156,260	Bank of America Corp. Citigroup, Inc. JPMorgan Chase & Co. Morgan Stanley CS First Boston
Nationwide Fund	6,956,925 6,117,040 3,176,041 8,667,863 15,226,586	Goldman Sachs Bank of America Corp. Citigroup, Inc. JPMorgan Chase CS First Boston
Nationwide Government Bond Fund	11,593,926	CS First Boston
Nationwide Growth Fund	2,067,349 981,750	CS First Boston JPMorgan Chase
Nationwide Large Cap Value Fund	120,250 134,519 430,661 182,364 483,780	Goldman Sachs Group, Inc. Morgan Stanley Bank Of America Corp. Citigroup, Inc. JPMorgan Chase & Co.
Nationwide Mid Cap Market Index Fund	14,596,312	CS First Boston
Nationwide Money Market Fund	46,767,145 69,932,908 44,953,291 30,000,000	Bank of America Corp. Citigroup, Inc. JPMorgan Chase & Co. Goldman Sachs
Nationwide S&P 500 Index Fund	7,947,785 5,619,664 3,767,266 24,145,758 14,674,951 30,001,496 26,995,127 2,665,586	Goldman Sachs Merrill Lynch Co., Inc Morgan Stanley Bank of America Corp. Citigroup, Inc. JPMorgan Chase & Co. CS First Boston Wachovia
Nationwide Short Duration Bond Fund	2,300,426 1,904,429 1,966,643 3,821,540	Citigroup, Inc. Bear Stearns Merrill Lynch Co., Inc CS First Boston
Nationwide Small Cap Index Fund	13,155,808	CS First Boston
Nationwide U.S. Small Cap Value Fund	251,757	CS First Boston
Nationwide Value Fund	20,061 76,722	Bank of America Corp. CS First Boston

                 Under the 1940 Act, “affiliated persons” of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each Fund may purchase securities from underwriting syndicates of which a subadviser or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

Each of the Funds contemplates that, consistent with the policy of obtaining best results, brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in the 1940 Act. Under the 1940 Act, commissions paid by a Fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Funds’ policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the appropriate subadviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s most favored unaffiliated customers.  Subadvisers do not necessarily deem it practicable or in the Funds’ best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

During the fiscal years ended October 31, 2008 and 2007, the Funds did not pay brokerage commissions to affiliated brokers.  During the fiscal year ended October 31, 2006, the following brokerage commissions were paid by the Funds to affiliated brokers:

Fund	Broker	2006
Nationwide International Index	Merrill Lynch	$28
Nationwide Mid Cap Market Index	Merrill Lynch	50,245
Nationwide S&P 500 Index	Merrill Lynch	50
Nationwide Small Cap Index	Merrill Lynch	76

ADDITIONAL INFORMATION ON PURCHASES AND SALES

Class A and Class D Sales Charges

The charts below show the Class A and Class D sales charges, which decrease as the amount of your investment increases.

Class A Shares of the Funds (other than the Nationwide Bond Fund, Nationwide Enhanced Income Fund, Nationwide Government Bond Fund and Nationwide Short Duration Bond Fund)

	Sales charge as %	Sales charge as %	Dealer
Amount of purchase	of offering price	of amount invested	Commission
less than $50,000	5.75%	6.10%	5.00%
$50,000 to $99,999	4.75	4.99	4.00
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	2.00	2.04	1.75
$1 million or more	None	None	None

Class A Shares of the Nationwide Bond Fund and Nationwide Government Bond Fund

	Sales charge as %	Sales charge as %	Dealer
Amount of purchase	of offering price	of amount invested	Commission
less than $100,000	4.25%	4.44%	3.75%
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	2.00	2.04	1.75
$1 million or more	None	None	None

Class A Shares of the Nationwide Enhanced Income Fund and Nationwide Short Duration Bond Fund

	Sales charge as %	Sales charge as %	Dealer
Amount of purchase	of offering price	of amount invested	Commission
less than $100,000	2.25%	2.30%	2.00%
$100,000 to $449,999	1.75	1.78%	1.50
$500,000 to $999,999	1.50	1.52%	1.25
$1 million or more	None	None	None

Class D Shares of the Funds

	Sales charge as %	Sales charge as %	Dealer
Amount of purchase	of offering price	of amount invested	Commission
less than $50,000	4.50%	4.71%	4.00%
$50,000 to $99,999	4.00	4.17	3.50
$100,000 to $249,999	3.00	3.09	2.50
$250,000 to $499,999	2.50	2.56	1.75
$500,000 to $999,999	2.00	2.04	1.25
$1 million to $24,999,999	0.50	0.50	0.50
$25 million or more	None	None	None

Waiver of Class A and Class D Sales Charges*

You may qualify for a reduced Class A sales charge if you own or are purchasing shares of the Funds. You may also qualify for a waiver of the Class A sales charges. To receive the reduced or waived sales charge, you must inform Customer Service or your broker or other intermediary at the time of your purchase that you qualify for such a reduction or waiver. If you do not inform Customer Service  or your intermediary that you are eligible for a reduced or waived sales charge, you may not receive the discount or waiver to which you are entitled. You may have to produce evidence that you qualify for a reduced sales charge or waiver before you will receive it.

The sales charge applicable to Class A and D shares may be waived for the following purchases due to the reduced marketing effort required by NFD:

(1)      shares sold to other registered investment companies affiliated with NFG,

(2)      shares sold:

(a)	to any pension, profit sharing, or other employee benefit plan for the employees of NFG, any of its affiliated companies, or investment advisory clients and their affiliates;

(b)	to any endowment or non-profit organization;

(c)	401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and other retirement accounts;

(d)	to any life insurance company separate account registered as a unit investment trust;

(e)	to Trustees and retired Trustees of the Trust (including its predecessor Trusts);

(f)
to directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sale representatives, their spouses (including domestic partners), children or immediate relatives (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren, (“Immediate Relatives”)), and Immediate Relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of NFA and its affiliates;

(g)
to directors, officers, and full-time employees, their spouses (including domestic partners), children or Immediate Relatives and Immediate Relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance or Nationwide Financial companies from time to time, which include but are not limited to Farmland Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperative, Inc.;

(h)	to any qualified pension or profit sharing plan established by a Nationwide sales representative for himself/herself and his/her employees and

(i)	to any person who pays for the shares with the proceeds from sales of Class D shares of a Fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead.

(3)	Class A shares sold:

(a)	to any person purchasing through an account with an unaffiliated brokerage firm having an agreement with the Distributor to waive sales charges for those persons;

(b)
to any directors, officers, full-time employees, sales representatives and their employees, their spouses (including domestic partners), children or Immediate Relatives, or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Distributor;

(c)	to employer-sponsored retirement plans including pension, profit sharing or deferred compensation plans which are qualified under Sections 401(a), 403(b) or 457 of the Internal Revenue Code;

(d)	to any person who previously owned Class R shares of the Montgomery Global Opportunities Fund, Montgomery Global Focus Fund, or Montgomery Partners Equity Plus Fund;

(e)	to any person who previously owned IRA Class shares of the Nationwide Short Duration Bond Fund (Class A shares of Nationwide Short Duration Bond Fund only) and

(f)	to any person purchasing through a broker-dealer or other financial intermediary that agrees to waive its right to receive all of the Dealer Commission as described above.

*
Only provision 2(i) applies to the Class A shares of the Nationwide Short Duration Bond Fund.  Within the special class structure of the Nationwide Short Duration Bond Fund, shareholders who would be eligible to purchase Class A shares without a front-end sales charge because they fall into the other categories listed above will purchase shares of other classes of the Nationwide Short Duration Bond Fund (each of these other classes has no front-end sales charge).  See the Nationwide Short Duration Bond Fund’s Prospectus for more information.

REDUCTION OF SALES CHARGES

Reduction of Class A and Class D sales charges

Shareholders can reduce or eliminate Class A and Class D shares’ initial sales charge through one or more of the discounts described below:
•	A larger investment. The sales charge decreases as the amount of your investment increases.
•
Rights of Accumulation. You and members of your family who live at the same address can add the current value of your Class A, Class B and Class C investments in the Nationwide Funds (except shares of the

Nationwide Money Market Fund), that you currently own or are currently purchasing to the value of your Class A purchase, possibly reducing the sales charge. To the extent you are eligible to purchase Class D shares of a Nationwide Fund, these purchases may also be combined.

•
Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A or Class D shares, you will pay one half of the published sales charge if you make your investment 60 days after receiving the proceeds.

•
No sales charge on a repurchase. If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A and Class D shares that you buy within 30 days of selling Class A or Class D shares of an equal or greater amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

•
Letter of Intent Discount. State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A or Class D shares (excluding the Nationwide Money Market Fund) and your sales charge will be based on the total amount you intend to invest. You can also combine your purchase of Class B and Class C Shares to fulfill your Letter of Intent. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.

Class B Shares of the Funds and CDSC

Effective December 31, 2008, Class B shares are offered only (1) to current shareholders of Class B shares that wish to add to their existing Class B investments in the same fund; (2) to current shareholders of Class B shares exchanging into Class B shares of another Nationwide Fund; and (3) through reinvestment of dividends or distributions that are paid on Class B shares in additional Class B shares.  NFD compensates broker-dealers and financial intermediaries for sales of Class B shares from its own resources at the rate of 4.00% of such sales.  A CDSC, payable to NFD, will be imposed on any redemption of Class B shares which causes the current value of your account to fall below the total amount of all purchases made during the preceding six years. The CDSC is never imposed on dividends, whether paid in cash or reinvested, or on appreciation over the initial purchase price. The CDSC applies only to the lesser of the original investment or current market value.

Where the CDSC is imposed, the amount of the CDSC will depend on the number of years since you made the purchase payment from which an amount is being redeemed, according to the following table:

Years after Purchase	CDSC on Shares
Being Sold
First	5.00%
Second	4.00%
Third	3.00%
Fourth	3.00%
Fifth	2.00%
Sixth	1.00%
Seventh and following	0.00%

For purposes of calculating the CDSC, it is assumed that the oldest Class B shares remaining in your account will be sold first.

For the daily dividend Funds your money will earn daily dividends through the date of liquidation. If you redeem all of your shares in one of these Funds, you will receive a check representing the value of your account, less any applicable CDSC calculated as of the date of your withdrawal, plus all daily dividends credited to your account through the date of withdrawal.

Automatic Withdrawal Plan (AWP) on Class B Shares

You will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. See the section entitled “Systematic Investment Strategies” for more information.

Conversion Features for Class B Shares

Class B shares which have been outstanding for seven years will automatically convert to Class A shares in the next month following the seventh anniversary of the date on which such Class B shares were purchased. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of a sales charge or other charge except that the lower 12b-1 fee applicable to Class A shares shall thereafter be applied to such converted shares. Because the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of the conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted, although the dollar value of the amount converted will be the same. Reinvestments of dividends and distributions in Class B shares will not be considered a new purchase for purposes of the conversion feature and will convert to Class A shares in the same proportion as the number of the shareholder’s Class B shares converting to Class A shares bears to the shareholder’s total Class B shares not acquired through dividends and distributions.

If you effect one or more exchanges among Class B shares of the Funds during the seven-year period, the holding period for shares so exchanged will be counted toward such period. If you exchange Class B shares into the Prime Shares of the Nationwide Money Market Fund for a period of time, the conversion aging period will be stopped during the time period when shares are exchanged into the Nationwide Money Market Fund.

Class A Finder’s Fee and Corresponding CDSC

As of March 1, 2003, there are no front-end sales charges for purchases of Class A shares of the Funds of $1 million or more.  An investor may purchase $1 million or more of Class A shares in one or more of the Nationwide Funds and avoid the front-end sales charge.  However, unless an investor is otherwise eligible to purchase Class A shares without a sales charge, the investor will pay a CDSC if he or she redeems such Class A shares within 18 months of the date of purchase (24 months for Nationwide Enhanced Income and Nationwide Short Duration Bond Funds).  With respect to such purchases, the Distributor may pay dealers a finders’ fee (as described below) on investments made in Class A shares with no initial sales charge.  The CDSC covers the finder’s fee paid by the Distributor to the selling dealer. For the selling dealer to be eligible for the finders’ fee, the following requirements apply:

•
The purchase can be made in any combination of the Funds. The amount of the finder’s fee will be determined based on the particular combination of the Funds purchased. The applicable finder’s fee will be determined on a pro rata basis to the purchase of each particular Fund.

•
The shareholder will be subject to a CDSC for shares redeemed in any redemption within the first 18 months of purchase (24 months for Nationwide Enhanced Income Fund and Nationwide Short Duration Bond Fund).

The CDSC will equal the amount of the finder’s fee paid out to the dealer as described in the chart below.  The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Fund.  The Class A CDSC will not exceed the aggregate amount of the finder’s fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Nationwide Funds an investor made that were subject to the Class A CDSC.

Amount of Finder’s Fee/Contingent Deferred Sales Charge

Funds Purchased	Amount of Purchase
	$1 million to $3,999,999	$4 million to $24,999,999	$25 million or more
Nationwide International Value Fund, Nationwide U.S. Small Cap Value Fund and Nationwide Value Fund	1.00%	0.50%	0.25%
Nationwide Fund, Nationwide Growth Fund and Nationwide Large Cap Value Fund	0.50%	0.50%	0.25%

Nationwide Bond Index Fund, Nationwide International Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide S&P 500 Index Fund and Nationwide Small Cap Index Fund	None	None	None
Nationwide Bond Fund and Nationwide Government Bond Fund	0.75%	0.50%	0.25%
Nationwide Enhanced Income Fund and Nationwide Short Duration Bond Fund	0.35%	0.25%	0.15%

CDSC for Class C Shares

You will pay a CDSC of 1.00% if you sell your Class C shares within the first year after you purchased the shares.  The Distributor compensates broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 0.85% of sales of Class C shares of the Nationwide Bond Fund and Nationwide Government Bond Fund and at the rate of 1.00% of sales of Class C shares of the remaining Funds having Class C shares.  Class C shares of the Nationwide Money Market Fund are not subject to a CDSC.

Other Dealer Compensation

In addition to the dealer commissions and payments under its 12b-1 Plan, from time to time, NFA and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other of their own resources.  NFA and/or its affiliates may make payments for marketing, promotional, or related services provided by dealers and other financial intermediaries, and may be in exchange for factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a preferred or recommended list, access to an intermediary’s personnel, and other factors.  The amount of these payments is determined by NFA.

In addition to these payments described above, NFA or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary’s personnel, and/or entertainment or meals.  These payments also may include, at the direction of a retirement plan’s named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.  As permitted by applicable law, NFA or its affiliates may pay or allow other incentives or payments to intermediaries.

The payments described above are often referred to as “revenue sharing payments.”  The recipients of such payments may include:

•     the Distributor and other affiliates of NFA,
•     broker-dealers,
•     financial institutions, and
•     other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided.  In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Class R2 Shares (formerly, Class R Shares)

Class R shares of the Funds were renamed Class R2 shares effective as of the date of this SAI.  Class R2 shares generally are available only to 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other retirement accounts (collectively, “retirement plans”) whereby the retirement plan or the retirement plan’s financial service firm has an agreement with NFD to utilize Class R2 shares in certain investment products or programs.  Class R2 shares are generally available to small and mid sized retirement plans having at least $1 million in assets.  In addition, Class R2 shares also are generally available only to retirement plans where Class R2 shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial services firm) and where the plans are introduced by an intermediary, such as a broker, third party administrator, registered investment adviser or other retirement plan service provider.  Class R2 shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, one person Keogh plans, SIMPLE IRAs, or individual 403(b) plans, or through 529 Plan accounts.

A retirement plan’s intermediaries can help determine which class is appropriate for that retirement plan.  If a retirement plan qualifies to purchase other shares of a Fund, one of these other classes may be more appropriate than Class R2 shares. Specifically if a retirement plan eligible to purchase Class R2 shares is otherwise qualified to purchase Class A shares at net asset value or at a reduced sales charge or to purchase Institutional Service Class, Institutional Class or Service Class shares, one of these classes may be selected where the retirement plan does not require the distribution and administrative support services typically required by Class R2 share investors and/or the retirement plan’s intermediaries have elected to forgo the level of compensation that Class R2 shares provide.  Plan fiduciaries of retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan. A retirement plan’s intermediaries may receive different compensation depending upon which class is chosen.

Redemptions

A Fund may delay forwarding redemption proceeds for up to seven days if the Fund believes that the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.  The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

Certain Funds may also assess redemption fees on shares held less than 90 days, 30 days or 7 days, as set forth in each Fund’s current prospectus. Those fees are 2.00% of the total redemption amount and are paid directly to the appropriate Fund to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares.  Certain intermediaries cannot assess and collect redemption fees from their accounts.  To the extent redemption fees cannot be collected on particular transactions and excessive short-term trading occurs, the remaining shareholders bear the expense of such trading.

In Kind Redemptions

The Funds generally plan to redeem their shares for cash with the following exceptions.  The Nationwide Short Duration Bond Fund has elected to redeem shares with respect to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period. Additionally, it intends to redeem shares in cash for any requests of up to $1,000,000. See “Redemption of Shares of the Nationwide Short Duration Bond Fund – Redemption in-Kind” below for more information.

As described in their respective Prospectuses, each Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, taking into account the best interests of all fund shareholders, to honor any redemption request by transferring some of the securities held by the Fund directly to a redeeming shareholder (“redemption in-kind”).

The Trust’s Board of Trustees has adopted procedures for redemptions in-kind to affiliated persons of a Fund.  Affiliated persons of a Fund include shareholders who are affiliates of the Fund’s investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund.  These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the distributing Fund’s current net assets, and they are designed so that redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.  The procedures also require that the distributed securities be valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value and that neither the affiliated shareholder nor any other party with the ability and pecuniary incentive to influence the redemption in-kind selects, or influences the selection of, the distributed securities.  Use of the redemption in-kind procedures will allow a Fund to avoid having to sell significant portfolio assets to raise cash to meet the shareholder’s redemption request – thus limiting the potential adverse effect on the distributing Fund’s net asset value.

Redemption of Shares of the Nationwide Short Duration Bond Fund

Other Redemption Requirements. Redemption requests for Service Class and Institutional Class shares from qualified retirement benefit plans (“Plans”).  Plans with more than $1,000,000 in the Fund and which represent a withdrawal of 5% or more of a Plan’s assets on any business day must include or be preceded by the following information: (i) the Plan name; (ii) a listing of the Plan trustee(s) and (iii) in the case of Plans subject to ERISA, identification of a “Qualified Professional Asset Manager” within the meaning of Department of Labor Prohibited Transaction Class Exemption 84-14 (March 8, 1984). The Fund may waive these requirements under some circumstances. For purposes of this paragraph, “Plans” include employee benefit plans qualified under Section 401(a) of the Internal Revenue Code, “governmental plans” as defined in Section 414(d) of the Code, eligible deferred compensation plans as defined in Section 457 of the Code, and employee benefit plans qualifying under Section 403(b) of the Code.

Redemption Fees. Generally, redemption requests on shares as described in the Fund’s prospectus will be subject to a 2% redemption fee for redemptions made within 7 days of purchase.  The redemption fee will be retained by the Fund to help minimize the impact the redemptions may have on Fund performance and to support administrative costs associated with redemptions from the Fund. Additionally, the redemption fee may discourage market timing by those shareholders initiating redemptions to take advantage of short-term movements in interest rates.

Redemptions of Service Class or Institutional Class shares by participants in a Plan and Contract owners for reasons of death, disability, retirement, employment termination, loans, hardship, and other Plan permitted withdrawals and investment transfers to non-Competing Funds (each, a “Benefit Responsive Payment Event”) are not subject to a redemption fee. Other exemptions to the imposition of redemption fees may apply, as more fully described in the Fund’s prospectus.

Redemption in-Kind. In certain circumstances, the Fund reserves the right to honor a redemption request by making payment in whole or in part in securities selected at the discretion of MCM, in consultation with NFA. The Fund will always redeem shares in cash for redemption requests up to the lesser of $250,000 or 1% of the net asset value of the Fund pursuant to an election made by the Fund and filed with the SEC. In addition, the Fund does not intend to do an in-kind redemption for any redemption requests of less than $1,000,000. The Fund does not anticipate exercising its right to redeem in-kind except in extraordinary circumstances as determined by the Fund and never if a request for redemption is received in connection with a Benefit Responsive Payment Event or for redemption of Class A Shares.

To the extent a payment in kind is made with securities, a redeeming shareholder may incur transaction expenses in holding and disposing of the securities. Therefore, in receiving securities, a redeeming shareholder may incur costs that may exceed its share of the operating expenses incurred by the Fund.

Medallion Signature Guarantee

A Medallion signature guarantee is required if: (1) an account address has changed within the last 30 calendar days;  (2) the redemption check is made payable to anyone other than the registered shareholder; (3) the proceeds are sent to a bank account not previously designated or changed within the past 10 business days; (4) proceeds are mailed to an address other than the address of record; or (5) the redemption proceeds are being wired to bank for which instructions are currently not on the shareholder’s account.  The Distributor reserves the right to require a Medallion signature guarantee in other circumstances, without notice. Based on the circumstances of each transaction, the Distributor reserves the right to require that a signature be guaranteed by an authorized agent of an “eligible guarantor institution,” which includes, but is not limited to, certain banks, credit unions, savings associations, and member firms of national securities exchanges. A Medallion signature guarantee is designed to protect the shareholder by helping to prevent an unauthorized person from redeeming shares and obtaining the proceeds. A notary public is not an acceptable guarantor. In certain special cases (such as corporate or fiduciary registrations), additional legal documents may be required to ensure proper authorizations. If the Distributor decides to require signature guarantees in all circumstances, shareholders will be notified in writing prior to implementation of the policy.  The Distributor, at its discretion, may waive the requirement for a signature guarantee.

Accounts with Low Balances

If the value of an account falls below $2,000 ($1,000 for IRA accounts) for any reason, including market fluctuation, a shareholder is generally subject to a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts.  The Fund will sell shares from an account quarterly to cover the fee.

The Trust reserves the right to sell the rest of a shareholder’s shares and close its account if that shareholder makes a sale that reduces the value of its account to less than $2,000 ($1,000 for IRA accounts).  Before the account is closed, the Trust will give a shareholder notice and allow that shareholder 60 days to purchase additional shares to avoid this action.  The Trust does this because of the high cost of maintaining small accounts.

If the monthly average balance of an account holding Prime shares of the Nationwide Money Market Fund falls below $250, there is a $2/month fee.

VALUATION OF SHARES

All investments in the Trust are credited to the shareholder’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates. Subject to the sole discretion of NFA, each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.

The net asset value per share (“NAV”) of each Fund is determined once daily, as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4 P.M. Eastern Time) on each business day the Exchange is open for regular trading and on such other days as the Board of Trustees of the Trust determines (together, the “Valuation Time”) . However, to the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the  Funds’ investments may change on days when shares cannot be purchased or redeemed.

The Trust will not compute NAV for the Funds on customary national business holidays, including the following: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and other days when the Exchange is closed.

Each Fund reserves the right to not determine NAV when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of the Fund’s portfolio do not affect the Fund’s NAV.

The offering price for orders placed before the close of the Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of each Fund on which offering and redemption prices are based is the NAV of the Fund, divided by the number of shares outstanding, the result being adjusted to the nearer cent. The NAV of each Fund is determined by subtracting the liabilities of the Funds from the value of its assets (chiefly composed of investment securities). The NAV per share for a class is calculated by adding the value of all securities and other assets of a Fund allocable to the class, deducting liabilities allocable to that class, and dividing by the number of that class’ shares outstanding.  Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

Securities for which market quotations are readily available are valued at current market value as of Valuation Time. Valuation Time will be as of the close of regular trading on the Exchange (usually 4 P.M. Eastern Time). Equity securities are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. Short-term debt securities such as commercial paper and U.S. treasury bills, having a remaining maturity of 60 days or less are considered to be “short-term” and may be valued at amortized cost. which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of NFA or designee, are valued at fair value under procedures approved by the Board of Trustees. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Funds’ NAVs.

The Funds holding foreign equity securities (the “Foreign Equity Funds”) value securities at fair value in the circumstances described below.  Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time.  Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value.  When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on the Foreign Equity Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges.  For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities.  Consequently, fair valuation of portfolio securities may occur on a daily basis.  The fair value pricing by the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments).  The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have an impact on the NAV of a Foreign Equity Fund.  When a Foreign Equity Fund uses fair value pricing, the values assigned to the Foreign Equity Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

Money Market Funds

The value of portfolio securities in the Nationwide Money Market Fund is determined on the basis of the amortized cost method of valuation in accordance with Rule 2a-7 of the 1940 Act. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

The Board of Trustees has adopted procedures whereby the extent of deviation, if any, of the current NAV calculated using available market quotations from the Nationwide Money Market Fund’s amortized cost price per share will be determined at such intervals as the Board of Trustees deems appropriate and reasonable in light of current market conditions. In the event such deviation from the Nationwide Money Market Fund’s amortized cost price per share exceeds ½ of 1 percent, the Board of Trustees will consider appropriate action to eliminate or reduce to the extent reasonably practical such dilution or other unfair results which might include: reducing or withholding dividends; redeeming shares in-kind; selling portfolio instruments prior to maturity to realize capital gains or losses to shorten the Fund’s average portfolio maturity; or utilizing a NAV as determined by using available market quotations.

The Board of Trustees, in supervising the Nationwide Money Market Fund’s operations and delegating special responsibilities involving portfolio management to NFA, has undertaken as a particular responsibility within its overall duty of care owed to the Fund’s shareholders to assure to the extent reasonably practicable, taking into account current market conditions affecting the Fund’s investment objectives, that the Nationwide Money Market Fund’s NAV will not deviate from $1.

Pursuant to its objective of maintaining a stable NAV, the Nationwide Money Market Fund will only purchase investments with a remaining maturity of 397 days or less and will maintain a dollar weighted average portfolio maturity of 90 days or less.

SYSTEMATIC INVESTMENT STRATEGIES

Directed Dividends - This strategy provides the security of principal that the Nationwide Money Market Fund offers plus the opportunity for greater long-term capital appreciation or income through reinvestment of dividends in one or more of the equity or fixed-income Funds, respectively.

An initial investment of $5,000 or more is made in the Prime Shares of the Nationwide Money Market Fund, and monthly dividends are then automatically invested into one or more of the equity Funds chosen by you at such equity Fund’s current offering price. Nationwide Money Market Fund dividends reinvested into one of the equity Funds are subject to applicable sales charges.

Automatic Asset Accumulation - This is a systematic investment strategy which combines automatic monthly transfers from your personal checking account to your mutual fund account with the concept of Dollar Cost Averaging. With this strategy, you invest a fixed amount monthly over an extended period of time, during both market highs and lows. Dollar Cost Averaging can allow you to achieve a favorable average share cost over time since your fixed monthly investment buys more shares when share prices fall during low markets, and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past.

Once you have opened an account with at least $1,000, you can contribute to an Automatic Asset Accumulation plan for as little as $50 a month in a Fund. Another way to take advantage of the benefits that Dollar Cost Averaging can offer is through Directed Dividends, as described above.

Automatic Asset Transfer - This systematic investment plan allows you to transfer $25 or more to one Fund from another Fund systematically, monthly or quarterly, after Fund minimums have been met. The money is transferred on the 25th day of the month as selected or on the preceding business day. Dividends of any amount can be moved automatically from one Fund to another at the time they are paid. This strategy can provide investors with the benefits of Dollar Cost Averaging through an opportunity to achieve a favorable average share cost over time. With this plan, your fixed monthly or quarterly transfer from the Fund to any other Fund you select buys more shares when share prices fall during low markets and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past. For transfers from the Prime Shares of the Nationwide Money Market Fund to another Fund, sales charges may apply if not already paid.

Automatic Withdrawal Plan (“AWP”) ($50 or More) - You may have checks for any fixed amount of $50 or more automatically sent bi-monthly, monthly, quarterly, semi-annually or annually, to you (or anyone you designate) from your account. Complete the appropriate section of the New Account Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce and eventually deplete your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while simultaneously redeeming shares under the program.  The $50 minimum is waived for required minimum distributions from individual retirement accounts.

For Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year.  For each AWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit.  If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached.  Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through AWP will also count toward the 12% limit.  In the case of AWP, the 12% limit is calculated at the time of an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made.

NOTE: If you are withdrawing more shares than your account receives in dividends, you will be decreasing your total shares owned, which will reduce your future dividend potential.

INVESTOR PRIVILEGES

The Funds offer the following privileges to shareholders. Additional information may be obtained by calling NFD toll free at 800-848-0920.

No Sales Charge on Reinvestments - All dividends and capital gains will be automatically reinvested free of charge in the form of additional shares within the same Fund and class or another specifically requested Fund (but the same class) unless you have chosen to receive them in cash on your application. Unless requested in writing by the shareholder, the Trust will not mail checks for dividends and capital gains of less than $5 but instead they will automatically be reinvested in the form of additional shares.

Exchange Privilege - The exchange privilege is a convenient way to exchange shares from one Fund to another Fund in order to respond to changes in your goals or in market conditions. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made, and the amount you exchange must meet the applicable minimum investment of the Fund being purchased.  The exchange privilege may be limited due to excessive trading or market timing of Fund shares.

Exchanges among Nationwide Funds

Exchanges may be made among any of the Nationwide Funds within the same class of shares, so long as both accounts have the same registration, and your first purchase in the new Fund meets the new Fund’s minimum investment requirement.

Generally, there is no sales charge for exchanges of Class B, Class C, Class D, Class R2, Service Class, Institutional Service Class or Institutional Class shares.  However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the Fund into which you are exchanging.  If you exchange your Class A shares of a Fund that are subject to a CDSC into another Nationwide Fund and then redeem those Class A shares within 18 months of the original purchase (24 months for Nationwide Enhanced Income and Nationwide Short Duration Bond Funds), the applicable CDSC will be the CDSC for the original Fund.  If you exchange Prime Shares of the Nationwide Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Nationwide Money Market Fund.  Exchanges into the Prime Shares of the Nationwide Money Market Fund are only permitted from Class A, Class B, Class C, Class D, Class R2 and Institutional Service Class shares of other Nationwide Funds.  If you exchange Class B or Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Nationwide Money Market Fund, the time you hold the shares in the Nationwide Money Market Fund will not be counted for purposes of calculating any CDSC.  As a result, if you then sell your Prime Shares of the Nationwide Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B or Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the Nationwide Money Market Fund.  If you exchange your Prime Shares of the Nationwide Money Market Fund back into Class B or Class C (or certain Class A) shares, the time you held Class B or Class C (or Class A) shares prior to the initial exchange into the Nationwide Money Market Fund will be counted for purposes of calculating the CDSC.  If you wish to purchase shares of a Fund or class for which the exchange privilege does not apply, you will pay any applicable CDSC at the time you redeem your shares and pay any applicable front-end load on the new Fund you are purchasing unless a sales charge waiver otherwise applies.

Free Checking Writing Privilege (Prime Shares of the Nationwide Money Market Fund Only) - You may request a supply of free checks for your personal use and there is no monthly service fee. You may use them to make withdrawals of $500 or more from your account at any time. Your account will continue to earn daily income dividends until your check clears your account. There is no limit on the number of checks you may write. Cancelled checks will not be returned to you. However, your monthly statement will provide the check number, date and amount of each check written. You will also be able to obtain copies of cancelled checks, the first five free and $2.00 per copy thereafter, by contacting one of our service representatives at 800-848-0920.

Exchanges May Be Made Four Convenient Ways:

By Telephone

Automated Voice Response System - You can automatically process exchanges for the Funds by calling 800-848-0920, 24 hours a day, seven days a week. However, if you declined the option on the application, you will not have this automatic exchange privilege. This system also gives you quick, easy access to mutual fund information. Select from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions as well as other mutual fund information. You must call our toll free number by the Valuation Time to receive that day’s closing share price. The Valuation Time is the close of regular trading of the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time.

Customer Service Line - By calling 800-848-0920, you may exchange shares by telephone. Requests may be made only by the account owner(s). You must call our toll free number by the Valuation Time to receive that day’s closing share price.

The Funds may record all instructions to exchange shares. The Funds reserve the right at any time without prior notice to suspend, limit or terminate the telephone exchange privilege or its use in any manner by any person or class.

The Funds will employ the same procedure described under “Buying, Selling and Exchanging Fund Shares” in the Prospectus to confirm that the instructions are genuine.

The Funds will not be liable for any loss, injury, damage, or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine, and the Funds will be held harmless from any loss, claims or liability arising from its compliance with such instructions. These options are subject to the terms and conditions set forth in the Prospectus and all telephone transaction calls may be recorded. The Funds reserve the right to revoke this privilege at any time without notice to shareholders and request the redemption in writing, signed by all shareholders.

By Mail or Fax - Write or fax to Nationwide Funds, P.O. Box 5354, Cincinnati, Ohio 45210-5354 or fax to 800-421-2182. Please be sure that your letter or facsimile is signed exactly as your account is registered and that your account number and the Fund from which you wish to make the exchange are included. For example, if your account is registered “John Doe and Mary Doe”, “Joint Tenants With Right of Survivorship,’ then both John and Mary must sign the exchange request. The exchange will be processed effective the date the signed letter or fax is received. Fax requests received after the Valuation Time will be processed as of the next business day. The Funds reserve the right to require the original document if you use the fax method.

By On Line Access - Log on to our website www.nationwidefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all of Funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on its website at any time, in which case you may continue to exchange shares by mail, wire or telephone pursuant to the Prospectus.

INVESTOR SERVICES

Automated Voice Response System - Our toll free number 800-848-0920 will connect you 24 hours a day, seven days a week to the system. Through a selection of menu options, you can conduct transactions, hear fund price information, mailing and wiring instructions and other mutual fund information.

Toll Free Information and Assistance - Customer service representatives are available to answer questions regarding the Funds and your account(s) between the hours of 8 a.m. and 7 p.m. Eastern Time (Monday through Friday). Call toll free: 800-848-0920 or contact us at our fax number 800-421-2182.

Retirement Plans- Shares of the Funds may be purchased for Self-Employed Retirement Plans, Individual Retirement Accounts (IRAs), Roth IRAs, Coverdell Education Savings Accounts, IRAs, Simplified Employee

Pension Plans, Corporate Pension Plans, Profit Sharing Plans and Money Purchase Plans. For a free information kit, call 800-848-0920.

Shareholder Confirmations - You will receive a confirmation statement each time a requested transaction is processed. However, no confirmations are mailed on certain pre-authorized, systematic transactions, or IRAs. Instead, these will appear on your next consolidated statement.  No confirmations are sent for transactions in the Nationwide Money Market Fund.  You will receive a monthly activity statement if there are any non-dividend transactions for the Nationwide Money Market Fund.

Consolidated Statements - Shareholders of the Funds receive quarterly statements as of the end of March, June, September and December. Shareholders of the Nationwide Money Market Fund will also receive monthly activity reports confirming any transactions. Please review your statement carefully and notify us immediately if there is a discrepancy or error in your account.

For shareholders with multiple accounts, your consolidated statement will reflect all your current holdings in the Funds. Your accounts are consolidated by social security number and zip code. Accounts in your household under other social security numbers may be added to your statement at your request. Only transactions during the reporting period will be reflected on the statements. An annual summary statement reflecting all calendar-year transactions in all your Funds will be sent after year-end.

Average Cost Statement - This statement may aid you in preparing your tax return and in reporting capital gains and losses to the IRS. If you redeemed any shares during the calendar year, a statement reflecting your taxable gain or loss for the calendar year (based on the average cost you paid for the redeemed shares) will be mailed to you following each year-end. Average cost can only be calculated on accounts opened on or after January 1, 1984. Fiduciary accounts and accounts with shares acquired by gift, inheritance, transfer, or by any means other than a purchase cannot be calculated.

Average cost is one of the IRS approved methods available to compute gains or losses. You may wish to consult a tax advisor on the other methods available. The average cost information will not be provided to the IRS. If you have any questions, contact one of our service representatives at 800-848-0920.

Shareholder Reports - All shareholders will receive reports semi-annually detailing the financial operations of the Funds.

Prospectuses - Updated prospectuses will be mailed to you at least annually.

Undeliverable Mail - If mail from the Funds to a shareholder is returned as undeliverable on two or more consecutive occasions, the Funds will not send any future mail to the shareholder unless it receives notification of a correct mailing address for the shareholder. With respect to any redemption checks or dividend/capital gain distribution checks that are returned as undeliverable or not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and any future distributions in shares of the particular Fund at the then-current NAV of such Fund until the Funds receive further instructions from the shareholder.

ADDITIONAL INFORMATION

Description of Shares

The Amended Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

The Trust is authorized to offer the following series of shares of beneficial interest, without par value and with the various classes listed:

SERIES	SHARE CLASSES
Nationwide Bond Fund	Class A, Class B, Class C, Class D, Class R2, Institutional Class
Nationwide Bond Index Fund	Class A, Class B, Class C, Class R2, Institutional Class
Nationwide Enhanced Income Fund	Class A, Class R2, Institutional Class, Institutional Service Class
Nationwide Fund	Class A, Class B, Class C, Class D, Class R2, Institutional Service Class, Institutional Class
Nationwide Government Bond Fund	Class A, Class B, Class C, Class D, Class R2, Institutional Class
Nationwide Growth Fund	Class A, Class B, Class C, Class D, Class R2, Institutional Service Class, Institutional Class
Nationwide International Index Fund	Class A, Class B, Class C, Class R2, Institutional Class
Nationwide International Value Fund	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide Investor Destinations Aggressive Fund*	Class A, Class B, Class C, Class R2, Service Class, Institutional Class
Nationwide Investor Destinations Moderately* Aggressive Fund	Class A, Class B, Class C, Class R2, Service Class, Institutional Class
Nationwide Investor Destinations Moderate Fund*	Class A, Class B, Class C, Class R2, Service Class, Institutional Class
Nationwide Investor Destinations Moderately Conservative Fund*	Class A, Class B, Class C, Class R2, Service Class, Institutional Class
Nationwide Investor Destinations Conservative Fund*	Class A, Class B, Class C, Class R2, Service Class, Institutional Class
Nationwide Large Cap Value Fund	Class A, Class B, Class C, Class R2, Institutional Service Class
Nationwide Mid Cap Market Index Fund	Class A, Class B, Class C, Class R2, Institutional Class
Nationwide Money Market Fund	Service Class, Prime Shares, Institutional Class
Nationwide S&P 500 Index Fund	Class A, Class B, Class C, Class R2, Service Class, Institutional Service Class, Institutional Class
Nationwide Short Duration Bond Fund	Class A, Class C, Service Class, Institutional Class
Nationwide Small Cap Index Fund	Class A, Class B, Class C, Class R2, Institutional Class
Nationwide U.S. Small Cap Value Fund	Class A, Class C, Institutional Service Class, Institutional Class

Nationwide Value Fund	Class A, Class C, Class R2, Institutional Class

Nationwide Destination 2010 Fund*	Class A, Class C, Class R1, Class R2, Institutional Service Class, Institutional Class
Nationwide Destination 2015 Fund*	Class A, Class C, Class R1, Class R2, Institutional Service Class, Institutional Class
Nationwide Destination 2020 Fund*	Class A, Class C, Class R1, Class R2, Institutional Service Class, Institutional Class
Nationwide Destination 2025 Fund*	Class A, Class C, Class R1, Class R2, Institutional Service Class, Institutional Class
Nationwide Destination 2030 Fund*	Class A, Class C, Class R1, Class R2, Institutional Service Class, Institutional Class
Nationwide Destination 2035 Fund*	Class A, Class C, Class R1, Class R2, Institutional Service Class, Institutional Class
Nationwide Destination 2040 Fund*	Class A, Class C, Class R1, Class R2, Institutional Service Class, Institutional Class
Nationwide Destination 2045 Fund*	Class A, Class C, Class R1, Class R2, Institutional Service Class, Institutional Class
Nationwide Destination 2050 Fund*	Class A, Class C, Class R1, Class R2, Institutional Service Class, Institutional Class
Nationwide Retirement Income Fund*	Class A, Class C, Class R1, Class R2, Institutional Service Class, Institutional Class
*  Information on these Funds is contained in a separate Statement(s) of Additional Information.

You have an interest only in the assets of the Fund whose shares you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of such Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this SAI and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

Voting Rights

Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. Shareholders may vote in the election of Trustees and on other matters submitted to meetings of shareholders.  Shares, when issued, are fully paid and nonassessable. Generally, amendment may not be made to the Amended and Restated Declaration of Trust without the affirmative vote of a majority of the outstanding voting securities of the Trust. The Trustees may, however, further amend the Amended and Restated Declaration of Trust without the vote or consent of shareholders to:

(1)	designate series of the Trust; or

(2)	change the name of the Trust; or

(3)
apply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Amended and Restated Declaration of Trust to the requirements of applicable federal laws or regulations if they deem it necessary.

An annual or special meeting of shareholders to conduct necessary business is not required by the Amended and Restated Declaration of Trust, the 1940 Act or other authority, except, under certain circumstances, to amend the Amended and Restated Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies and investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters.  In regard to termination, sale of assets, modification or change of the Investment Advisory Agreement, or change of investment restrictions, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. However, shares of all Funds vote together, and not by Fund, in the election of Trustees. If an issue must be approved by a majority as defined in the 1940 Act, a “majority of the outstanding voting securities” means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. For the election of Trustees only a plurality is required.  Holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

ADDITIONAL GENERAL TAX INFORMATION FOR ALL FUNDS

The information discussed in this section applies generally to all of the Funds, but is supplemented or modified in additional separate sections that are provided below for the Nationwide Bond Fund, Nationwide Bond Index Fund, Nationwide Enhanced Income Fund, Nationwide Government Bond Fund, Nationwide International Value Fund, Nationwide Money Market Fund and Nationwide Short Duration Bond Fund.

Buying a dividend

If you are a taxable investor and invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution, and you will in effect receive some of your investment back in the form of a taxable distribution.

Multi-class funds

Funds with multiple classes of shares calculate dividends and capital gain distributions the same way for each class.  The amount of any dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) and administrative services fees applicable to each class.

Distributions of net investment income

Each Fund receives income generally in the form of dividends and interest on its investments.  This income, less expenses, incurred in the operation of a Fund, constitutes its net investment income from which dividends may be paid to you.  If you are a taxable investor, any distributions by a Fund from such income (other than qualified dividend income received by individuals) will be taxable to you at ordinary income tax rates, whether you receive them in cash or in additional shares.  Distributions from qualified dividend income will be taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met.  See the discussion below under the heading, “Qualified Dividend Income for Individuals.”

Distributions of capital gain

A Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities.  Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund.  Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of capital

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders.  A return of capital distribution generally will not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.  Any return of capital in excess of your basis, however, is taxable as a capital gain.

Investments in foreign securities

The next three paragraphs describe tax considerations that are applicable to Funds that invest in foreign securities.

Effect of foreign withholding taxes. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce a Fund’s distributions paid to you.

Pass-through of foreign tax credits. If more than 50% of a Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, a Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.  The amount of any foreign tax credits available to you (as a result of the pass-through to you of your pro rata share of foreign taxes by paid by a Fund) will be reduced if you receive foreign dividends from a Fund that are designated as qualified dividend income subject to taxation at long-term capital gain rates. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

Effect of foreign debt investments on distributions. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income for federal income tax purposes by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce a Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of a Fund’s previously distributed income to be classified as a return of capital.

PFIC securities. A Fund may invest in securities of foreign entities that could be deemed for federal income tax purposes to be passive foreign investment companies (PFICs). In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, each Fund intends to mark-to-market these securities under certain provisions of the Internal Revenue Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise (described below) tax years.  Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends.  These dividends will not qualify for the reduced rate of taxation on qualified dividends for individuals when distributed to you by a Fund.  In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax (the effect of which could be mitigated by making a mark-to-market election in a year prior to the sale) on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders.  Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.  Any such taxes or interest charges could in turn reduce a Fund’s distributions paid to you.

Information on the amount and tax character of distributions

Each Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year.  If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, and in the case of non-U.S. shareholders, a Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund.  Taxable distributions declared by a Fund in December to shareholders of record in such month but paid in January are taxable to you as if they were paid in December.

Election to be taxed as a regulated investment company

Each Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code.  Each Fund that has been in existence for more than one year has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year.  As a regulated investment company, a Fund generally is not subject to entity level federal income tax on the income and gain it distributes to you.  The Board of Trustees reserves the right not to distribute a Fund’s net long-term capital gain or not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.  If net long-term capital gain is retained, a Fund would be taxed on the gain at the highest corporate tax rate, and the shareholders of the Fund would be notified that they are entitled to a credit or refund for the tax paid by the Fund.  If a Fund fails to qualify as a regulated investment company, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as dividend income to the extent of the Fund’s earnings and profits.

In order to qualify as a regulated investment company for federal income tax purposes, a Fund must meet certain asset diversification, income and distribution specific requirements, including:

(i)            a Fund must maintain a diversified portfolio of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund’s total assets, and, with respect to 50% of the Fund’s total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund’s total assets or 10% of the outstanding voting securities of the issuer;

(ii)            a Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

(iii)            a Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

Excise tax distribution requirements

To avoid a 4% federal excise tax, the Internal Revenue Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:  98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year.  Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Sales of Fund shares

Sales, exchanges, and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, the IRS requires you to report any gain or loss on your sale or exchange whether you receive cash or exchange them for shares of a different Fund.  If you owned your shares as a capital asset, any gain or loss that you realize generally is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.  Any redemption/exchange fees you incur on shares redeemed or exchanged within 90 days after the date they were purchased will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale or exchange.

Sales at a loss within six months of purchase. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

Wash sales. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

Deferral of basis- Class A and Class D shares only. In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:

•     In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

•     You sell some or all of your original shares within 90 days of their purchase, and

•     You reinvest the sales proceeds in the Fund or in another Fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN:  In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

Conversion of Class B shares into Class A shares.  The automatic conversion of Class B Shares into Class A Shares at the end of approximately seven years after purchase will be tax-free for federal income tax purposes. Shareholders should consult their tax advisors regarding the state and local tax consequences of the conversion of Class B Shares into Class A Shares, or any other conversion or exchange of shares.

Cost Basis Reporting.  Under recently enacted provisions of the Emergency Economic Stabilization Act of 2008, a Fund’s administrative agent will be required to provide you with cost basis information on the sale of any of your shares in a Fund, subject to certain exceptions.  This cost basis reporting requirement is effective for shares purchased in a Fund on or after January 1, 2012.

U.S. government securities

The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you.  States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund.  The income on Fund investments in certain securities, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (Ginnie Mae) or Federal National Mortgage Association (Fannie Mae) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Qualified dividend income for individuals

For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividend income, which is eligible for taxation at long-term capital gain rates.  This reduced rate generally is available for dividends paid by a Fund out of dividends earned on the Fund’s investment in stocks of domestic corporations and qualified foreign corporations.  Dividends from PFICs are not eligible to be treated as qualified dividend income.

Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes.  For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, a Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates.  If 95% or more of a Fund’s income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

This favorable taxation of qualified dividend income at long-term capital gain tax rates expires and will no longer apply to dividends paid by a Fund with respect to its taxable years beginning after December 31, 2010 (sunset date), unless such provision is extended or made permanent.

Dividends-received deduction for corporations

For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction.  The portion of dividends paid by a Fund that qualifies for the corporate dividends-received deduction will be designated each year in a notice mailed to the Fund’s shareholders and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation.

The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Internal Revenue Code on the corporation claiming the deduction.  The amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated.  Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

Investment in complex securities

Each Fund may invest in complex securities (e.g., futures, options, forward currency contracts, short-sales, PFICs, etc.) that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by a Fund is treated as ordinary or capital or as interest or dividend income. These rules could also accelerate the recognition of income to a Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions). These rules could defer a Fund’s ability to recognize a loss, and, in limited cases, subject a Fund to U.S. federal income tax on income from certain foreign securities.  These rules could, therefore, affect the amount, timing, or character of the income distributed to you by a Fund.  For example:

Derivatives.  A Fund may be permitted to invest in options, futures contracts, options on futures contracts, stock index options and forward currency contracts to hedge a Fund’s portfolio or for any other permissible purposes consistent with that Fund’s investment objective. If a Fund makes these investments, it could be required to mark-to-market these contracts and recognize for federal income tax purposes any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, a Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts) and to realize and distribute any resulting income and gains.

Tax straddles.  A Fund’s investment in options, futures, forwards, or foreign currency contracts (or in substantially similar or related property) in connection with certain hedging transactions could cause it to hold offsetting positions in securities.  If a Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by it to be deferred for tax purposes.

Short sales and securities lending transactions.  A Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position,” causing it to realize gain, but not loss, on the position. Additionally, a Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income, and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.

Convertible debt.  Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest.  If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt.

Securities purchased at discount.  A Fund is permitted to invest in securities issued or purchased at a discount such as zero coupon, deferred interest or payment-in-kind (PIK) bonds that could require it to accrue and distribute income not yet received.  If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

Credit default swap agreements.  A Fund may be permitted to enter into credit default swap agreements. The rules governing the tax aspects of swap agreements that provide for contingent nonperiodic payments of this type are in a developing stage and are not entirely clear in certain aspects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. The Funds intend to monitor developments in this area.  Certain requirements that must be met under the Internal Revenue Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in credit default swap agreements.

Investment in taxable mortgage pools (excess inclusion income).  The Funds may invest in U.S.-REITs  that hold residual interests in real estate mortgage investment conduits (REMICs) or which are, or have certain wholly-owned subsidiaries that are, “taxable mortgage pools.” Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a Fund’s income from a U.S.-REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a taxable mortgage pool (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income.  While the Funds do not intend to invest in U.S.-REITs, a substantial portion of the assets of which generates excess inclusion income, there can be no assurance that a Fund will not allocate to shareholders excess inclusion income.

The rules concerning excess inclusion income are complex and unduly burdensome in their current form, and the Funds are awaiting further guidance from the IRS on how these rules are to be implemented. Shareholders should talk to their tax advisors about whether an investment in a Fund is a suitable investment given the potential tax consequences of the Fund’s receipt and distribution of excess inclusion income.

Investments in securities of uncertain tax character.  A Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Internal Revenue Code.

Backup withholding

By law, each Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien).  A Fund also must withhold if the IRS instructs it to do so.  When withholding is required, the rate will be 28% of any distributions or proceeds paid.  The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.

Non-U.S. investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general.   The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by a Fund.  Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by a Fund from its net long-term capital gains, and with respect to taxable years of a Fund beginning before January 1, 2010 (sunset date), interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital gain dividends & short-term capital gain dividends. In general, (i) a capital gain dividend designated by a Fund and paid from its net long-term capital gains, or (ii) with respect to taxable years of a Fund beginning before January 1, 2010 (sunset date), a short-term capital gain dividend designated by a Fund and paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends. With respect to taxable years of a Fund beginning before January 1, 2010 (sunset date), dividends designated by a Fund as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company.  On any payment date, the amount of an income dividend that is designated by a Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of a Fund’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, a Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors.  It may not be practical in every case for a Fund to designate, and each Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, a Fund’s designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; effectively connected income.  Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.  If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

Investment in U.S. real property. A Fund may invest in equity securities of corporations that invest in U.S. real property, including U.S. Real Estate Investment Trusts (U.S.-REIT). The sale of a U.S. real property interest (USRPI) by a U.S.-REIT in which the Fund invests may trigger special tax consequences to the Fund’s non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person.  Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company (RIC), such as a Fund, from a U.S.-REIT (other than one that is domestically controlled) as follows:

•
The RIC is classified as a qualified investment entity. A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a distribution from a U.S.-REIT if, in general, more than 50% of the RIC’s assets consists of interests in U.S.-REITs and U.S. real property holding corporations, and

•	You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.
•
If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return.

•
In addition, even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

These rules apply to dividends with respect to a Fund’s taxable years beginning before January 1, 2010 (sunset date), except that after such sunset date, Fund distributions from a U.S.-REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Fund would otherwise be classified as a qualified investment entity.

Because each Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Funds expect that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. estate tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released.  In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000).  For estates with U.S. situs assets of not more than $60,000, a Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.  In addition, a partial exemption from U.S estate tax may apply to Fund shares held by the estate of a nonresident decedent.  The amount treated as exempt is based upon the proportion of the assets held by a Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate.  This provision applies to decedents dying after December 31, 2004 and before January 1, 2010, unless such provision is extended or made permanent.  Transfers by gift of shares of a Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.

U.S. tax certification rules. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence.  In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty.  A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

ADDITIONAL TAX INFORMATION WITH RESPECT TO THE NATIONWIDE MONEY MARKET FUND

The tax information described in “Additional General Tax Information for All Funds” above applies to the Nationwide Money Market Fund, except as noted in this section.

Distributions of net investment income

The Money Market Fund typically declares dividends from its daily net income each day that its NAV is calculated and pays such dividends monthly.  The Money Market Fund’s daily net income includes accrued interest and any original issue or acquisition discount, plus or minus any gain or loss on the sale of portfolio securities and changes in unrealized appreciation or depreciation in portfolio securities (to the extent required to maintain a stable

$1 share price), less the estimated expenses of the Money Market Fund.  Any distributions by the Money Market Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

Distributions of capital gain

The Money Market Fund may derive capital gain or loss in connection with sales or other dispositions of its portfolio securities.  If you are a taxable investor, distributions from net short-term capital gain will be taxable to you as ordinary income.  Because the Money Market Fund is a money market fund, it is not expected to realize any long-term capital gain.

Maintaining a $1 share price

Gain and loss on the sale of portfolio securities and unrealized appreciation or depreciation in the value of these securities may require the Money Market Fund to adjust distributions, including withholding dividends, to maintain its $1 share price.  These procedures may result in under- or over-distributions by the Money Market Fund of its net investment income.

Redemption of Fund shares

Redemptions (including redemptions in kind) and exchanges of Money Market Fund shares are taxable transactions for federal and state income tax purposes.  Because the Money Market Fund tries to maintain a stable $1 share price, however, you should not expect to realize any capital gain or loss on the sale or exchange of your shares.  For tax purposes, an exchange of your Money Market Fund shares for shares of a different Nationwide Fund is the same as a sale.

Qualified dividend income for individuals

Because the Money Market Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to be qualified dividends eligible for taxation by individuals at long-term capital gain rates.

Dividends-received deduction for corporations

Because the Money Market Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.

ADDITIONAL TAX INFORMATION WITH RESPECT TO THE NATIONWIDE BOND FUND, NATIONWIDE BOND INDEX FUND, NATIONWIDE ENHANCED INCOME FUND, NATIONWIDE GOVERNMENT BOND FUND, AND NATIONWIDE SHORT DURATION BOND FUND

The tax information described in “Additional General Tax Information for All Funds” above applies to the Nationwide Bond Fund, Nationwide Bond Index Fund, Nationwide Enhanced Income Fund, Nationwide Government Bond Fund, Nationwide International Value Fund, and Nationwide Short Duration Bond Fund, except as noted in this section.

Qualified dividend income for individuals

Because the Funds’ income is derived primarily from interest or non-qualified foreign securities rather than dividends, none of its distributions are expected to be qualified dividends eligible for taxation by individuals at long-term capital gain rates.

Dividends-received deduction for corporations

Because the Funds’ income is derived primarily from interest or foreign securities rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.

MAJOR SHAREHOLDERS

To the extent Nationwide Life Insurance Company and its affiliates directly or indirectly own, control and hold power to vote 25% or more of the outstanding shares of the Funds, it is deemed to have “control” over matters which are subject a vote of the Fund’s shares.

Nationwide Life Insurance Company, One Nationwide Plaza, Columbus, Ohio 43215 is wholly-owned by NFS. NFS, a holding company, is a direct wholly-owned subsidiary of Nationwide Corporation. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise, which includes NFG. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

As of February 6, 2009, the Trustees and Officers of the Trust, as a group, owned beneficially less than 1% of the shares of the Trust or of any class of a Fund.

    As of February 6, 2009, the record shareholders identified in Appendix D to this SAI held five percent or greater of the shares of a class of a Fund.

FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm and Financial Statements of the Trust for the fiscal year ended October 31, 2008 included in the Trust’s Annual Report and the Financial Statements of the Trust for the period ended April 30, 2008 included in the Trust’s unaudited Semi-Annual Report are incorporated herein by reference. Copies of the Annual Report and Semi-Annual Report are available without charge upon request by writing the Trust or by calling toll free 800-848-0920.

APPENDIX A

DEBT RATINGS

STANDARD & POOR’S DEBT RATINGS

A Standard & Poor’s corporate or municipal debt rating is an opinion of the general creditworthiness of an obligor, or the creditworthiness of an obligor with respect to a particular debt security or other financial obligation, based on relevant risk factors.

The debt rating does not constitute a recommendation to purchase, sell, or hold a particular security.  In addition, a rating does not comment on the suitability of an investment for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default - capacity and willingness of the obligor as to its financial commitments in a timely manner in accordance with the terms of the obligation.

2.	Nature of and provisions of the obligation.

3.	Protection afforded by, and relative position of, the obligation in the event of reorganization, or other arrangement under the laws of bankruptcy and other laws affecting.bankruptcy,

INVESTMENT GRADE

AAA -	Debt rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. Capacity to meet financial commitments is extremely strong.

AA -	Debt rated ‘AA’ has a very strong capacity to meet financial commitments and differs from the highest rated issues only in small degree.

A -
Debt rated ‘A’ has a strong capacity to meet financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-
Debt rated ‘BBB’ is regarded as having an adequate capacity meet financial commitments. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet financial commitments for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB -
Debt rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet financial commitments.

B -
Debt rated ‘B’ has a greater vulnerability to nonpayment than obligations rated BB but currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to meet financial commitments.

CCC -
Debt rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions to meet financial commitments. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to meet its financial commitments.

CC -	Debt rated ‘CC’ typically is currently highly vulnerable to nonpayment.

C -	Debt rated ‘C’ may signify that a bankruptcy petition has been filed, but debt service payments are continued.

D -
Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

.

MOODY’S LONG-TERM DEBT RATINGS

Aaa -	Bonds which are rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa -	Bonds which are rated Aa are judged to be of high quality by all standards and are subject to very low credit risk.

A -	Bonds which are rated A are to be considered as upper-medium grade obligations and subject to low credit risk.

Baa -	Bonds which are rated Baa are considered as medium-grade obligations, subject to moderate credit risk and in fact may have speculative characteristics.

Ba -	Bonds which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B -                           Bonds which are rated B are considered speculative and are subject to high credit risk.

Caa -	Bonds which are rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca -	Bonds which are rated Ca represent obligations which are highly speculative. Such issues are likely in default, or very near, with some prospect of recovery of principal and interest.

C -	Bonds which are rated C are the lowest rated class of bonds, and are typically in default. There is little prospect for recovery of principal or interest.

STATE AND MUNICIPAL NOTES

Excerpts from Moody’s Investors Service, Inc., description of state and municipal note ratings:

MIG-1-                      Notes bearing this designation are of superior credit quality, enjoying excellent protection by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2-                      Notes bearing this designation are of strong credit quality, with margins of protection ample although not so large as in the preceding group.

MIG-3-                      Notes bearing this designation are of acceptable credit quality, with possibly narrow liquidity and cash-flow protection. Market access for refinancing is likely to be less well established.

SG- Notes bearing this designation are of speculative-grade credit quality and may lack sufficient margins of protection.

FITCH, INC. BOND RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA
Bonds considered investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA
Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A
Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB
Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB
Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B	Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however,

capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC	Bonds are considered a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic
and C	developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ rating signal imminent default.

DDD, DD	Bonds are in default. Such bonds are not meeting current obligations and are
and D	extremely speculative. ‘DDD’ designates the highest potential for recovery of amounts outstanding on any securities involved and ‘D’ represents the lowest potential for recovery.

SHORT-TERM RATINGS

STANDARD & POOR’S COMMERCIAL PAPER RATINGS

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest. These categories are as follows:

A-1           This highest category indicates that capacity to meet financial commitments is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2           Capacity to meet financial commitments is satisfactory, although more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

A-3           Issues carrying this designation have adequate protections. They are, however, more vulnerable to adverse economic conditions or changing circumstances which could weaken capacity to meet financial commitments.

B               Issues rated ‘B’ are regarded as having significant speculative characteristics.

C               This rating is assigned to short-term debt obligations that are vulnerable to nonpayment and dependent on favorable business, financial, and economic conditions in order to meet financial commitments.

D               Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

STANDARD & POOR’S NOTE RATINGS

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

The following criteria will be used in making the assessment:

1.	Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

           2.    Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1	Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3           Speculative capacity to pay principal and interest.

MOODY’S SHORT-TERM RATINGS

Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. These obligations have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following three designations to indicate the relative repayment capacity of rated issuers:

P-1           Issuers (or supporting institutions) rated Prime-1 have a superior capacity to repay short-term debt obligations.

P-2           Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3           Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MOODY’S NOTE RATINGS

MIG 1/VMIG 1                                Notes bearing this designation are of superior credit quality, enjoying excellent protection by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2                                Notes bearing this designation are of strong credit quality, with margins of protection ample although not so large as in the preceding group.

MIG 3/VMIG 3                                Notes bearing this designation are of acceptable credit quality, with possibly narrow liquidity and cash-flow protection. Market access for refinancing is likely to be less well established.

SG           Notes bearing this designation are of speculative-grade credit quality and may lack sufficient margins of protection.

FITCH’S SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+         Best quality, indicating exceptionally strong capacity to meet financial commitments.

F-1           Best quality, indicating strong capacity to meet financial commitments.

F-2           Good quality with satisfactory capacity to meet financial commitments.

F-3           Fair quality with adequate capacity to meet financial commitments but near term adverse conditions could impact the commitments.

B	Speculative quality and minimal capacity to meet commitments and vulnerability to short-term adverse changes in financial and economic conditions.

C	Possibility of default is high and the financial commitments are dependent upon sustained, favorable business and economic conditions.

D	In default and has failed to meet its financial commitments.

APPENDIX B

NATIONWIDE FUND ADVISORS

SUMMARY OF
PROXY VOTING GUIDELINES

GENERAL

The Board of Trustees of Nationwide Mutual Funds and Nationwide Variable Insurance Trust (the “Funds”) has approved the continued delegation of the authority to vote proxies relating to the securities held in the portfolios of the Funds to each Fund’s investment adviser or sub-adviser, as the case may be, after the Board reviewed and considered the proxy voting policies and procedures used by each of the investment advisers and sub-advisers of the Funds, some of which advisers and sub-advisers use an independent service provider, as described below.

Nationwide Fund Advisors (“NFA” or the “Adviser”), is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  NFA currently provides investment advisory services to registered investment companies (hereinafter referred to collectively as “Clients”).

Voting proxies that are received in connection with underlying portfolio securities held by Clients is an important element of the portfolio management services that NFA performs for Clients.  NFA’s goal in performing this service is to make proxy voting decisions:  (i) to vote or not to vote proxies in a manner that serves the best economic interests of Clients; and (ii) that avoid the influence of conflicts of interest.  To implement this goal, NFA has adopted proxy voting guidelines (the “Proxy Voting Guidelines”) to assist it in making proxy voting decisions and in developing procedures for effecting those decisions.  The Proxy Voting Guidelines are designed to ensure that, where NFA has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.

The Proxy Voting Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

The proxy voting records of the Funds are available to shareholders on the Trust’s website, www.nationwide.com/mutualfunds, and the SEC’s website.

HOW PROXIES ARE VOTED

NFA has delegated to RiskMetrics Group ISS Governance Services (“RiskMetrics”), an independent service provider, the administration of proxy voting for Client portfolio securities directly managed by NFA, subject to oversight by NFA’s “Proxy Voting Committee.”  Risk Metrics, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis.  The NFA Proxy Voting Committee has reviewed, and will continue to review annually, the relationship with Risk Metrics and the quality and effectiveness of the various services provided by Risk Metrics.

Specifically, Risk Metrics assists NFA in the proxy voting and corporate governance oversight process by developing and updating the “Risk Metrics Proxy Voting Guidelines,” which are incorporated into the Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services.  NFA’s decision to retain Risk Metrics is based principally on the view that the services that Risk Metrics provides, subject to oversight by NFA, generally will result in proxy voting decisions which serve the best economic interests of Clients.  NFA has reviewed, analyzed, and determined that the Risk Metrics Proxy Voting Guidelines are consistent with the views of NFA on the various types of proxy proposals.  When the Risk Metrics Proxy Voting Guidelines do not cover a specific proxy issue and Risk Metrics does not provide a recommendation:  (i) Risk Metrics will notify NFA; and (ii) NFA will use its best judgment in voting proxies on behalf of the Clients.  A summary of the Risk Metrics Proxy Voting Guidelines is set forth below.

CONFLICTS OF INTEREST

NFA does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest.  In addition, because Client proxies are voted by Risk Metrics pursuant to the pre-determined Risk Metrics Proxy Voting Guidelines, NFA generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of Clients do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.

The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of NFA (or between a Client and those of any of NFA’s affiliates, including Nationwide Fund Distributors LLC and Nationwide), then the proxy should be voted strictly in conformity with the recommendation of Risk Metrics.  To monitor compliance with this policy, any proposed or actual deviation from a recommendation of Risk Metrics must be reported by the NFA Proxy Voting Committee to the chief counsel for NFA.  The chief counsel for NFA then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest.  If NFA then casts a proxy vote that deviates from a Risk Metrics recommendation, the affected Client (or other appropriate Client authority) will be given a report of this deviation.

CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED

NFA, through Risk Metrics, shall attempt to process every vote for all domestic and foreign proxies that they receive; however, there may be cases in which NFA will not process a proxy because it is impractical or too expensive to do so.  For example, NFA will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when NFA has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security.  Also, NFA generally will not seek to recall the securities on loan for the purpose of voting the securities -- except, in regard to a sub-advised Fund, for those proxy votes that a sub-adviser (retained to manage the sub-advised Fund and overseen by NFA) has determined could materially affect the security on loan.  The Firm will seek to have the appropriate Sub-adviser(s) vote those proxies relating to securities on loan that are held by a Sub-advised Nationwide Fund that the Sub-adviser(s) has determined could materially affect the security on loan.

DELEGATION OF PROXY VOTING TO SUB-ADVISERS TO FUNDS

For any Fund, or portion of a Fund that is directly managed by a sub-adviser, the Trustees of the Fund and NFA have delegated proxy voting authority to that sub-adviser.   Each sub-adviser has provided its proxy voting policies to the Board of Trustees of the Fund and NFA for their respective review and these proxy voting policies are described below.  Each sub-adviser is required (1) to represent quarterly to NFA that all proxies of the Fund(s) advised by the sub-adviser were voted in accordance with the sub-adviser’s proxy voting policies as provided to NFA and (2) to confirm that there have been no material changes to the sub-adviser’s proxy voting policies.

2009 RMG PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of the proxy voting policy guidelines for 2009.

Auditors

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

•	Tenure of the audit firm

•	Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

•	Length of the rotation specified in the proposal

•	Significant audit-related issues

•	Number of audit committee meetings held each year

•	Number of financial experts serving on the committee

Voting on Director Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD from individual directors who:
•
Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

▪	Degree to which absences were due to an unavoidable conflict;
▪	Pattern of absenteeism; and
▪	Other extraordinary circumstances underlying the director’s absence;
•	Sit on more than six public company boards;
•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:
•
The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;
•
The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•
The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•
The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

•
In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

•
The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election- any or all appropriate nominees (except new) may be held accountable;

•
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing governance structure:
•
Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

▪	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;
▪	serves as liaison between the chairman and the independent directors;
▪	approves information sent to the board;
▪	approves meeting agendas for the board;
▪	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;
▪	has the authority to call meetings of the independent directors;
▪	if requested by major shareholders, ensures that he is available for consultation and direct communication;
•	Two-thirds independent board;
•	All independent key committees;
•	Established governance guidelines;
•
A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:
▪	Egregious compensation practices;
▪	Multiple related-party transactions or other issues putting director independence at risk;
▪	Corporate and/or management scandals;
▪	Excessive problematic corporate governance provisions; or
▪	Flagrant actions by management or the board with potential or realized negative impacts on shareholders.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by RMG’s definition of independent outsider.

Open Access (shareholder resolution)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent’s rationale.

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Cumulative Voting
Generally vote AGAINST proposals to eliminate cumulative voting.

Generally vote FOR proposals to restore or provide for cumulative voting unless:
•	The company has proxy access or a similar structure to allow shareholders to nominate directors to the company’s ballot; and

•
The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

Majority Vote Shareholder Proposals
Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carveout for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.  In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.
Vote FOR management proposals to adopt confidential voting.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), background to the proxy contest, stock ownership positions, likelihood that the proposed goals and objectives can be achieved and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:
•	The election of fewer than 50% of the directors to be elected is contested in the election;
•	One or more of the dissident’s candidates is elected;
•	Shareholders are not permitted to cumulate their votes for directors; and
•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
•	Shareholders have approved the adoption of the plan; or
•
The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
•	No lower than a 20% trigger, flip-in or flip-over;
•	A term of no more than three years;
•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
•
Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors should be considered:
•	the trigger (NOL pills generally have a trigger slightly below 5%);
•	the value of the NOLs;
•	the term;
•	shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and
•	other factors that may be applicable.

In addition, vote WITHHOLD/AGAINST the entire board of directors, (except new nominees, who should be considered on a CASE-by-CASE basis) if the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to a shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the valuation, market reaction, conflicts of interest, governance, strategic rationale, and the negotiations and process.

Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefit, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance.

Take into account company-specific factors which include, at a minimum, the following:
•	Specific reasons/ rationale for the proposed increase;
•	The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;
•	The board’s governance structure and practices; and
•	Risks to shareholders of not approving the request.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders;

•	It is not designed to preserve the voting power of an insider or significant shareholder.

Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
•	The total cost of the company’s equity plans is unreasonable;
•	The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;
•
The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

•	The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;
•
The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	The plan is a vehicle for poor pay practices.

Each of these factors is described below:

Cost of Equity Plans
Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).
The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised.

All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s allowable cap.

Director Compensation
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:
•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.
•	Vesting schedule or mandatory holding/deferral period:
▪	A minimum vesting of three years for stock options or restricted stock; or
▪	Deferred stock payable at the end of a three-year deferral period.
•	Mix between cash and equity:
▪	A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

▪	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
•	No retirement/benefits and perquisites provided to non-employee directors; and
•
Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:
•	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
•	Rationale for the re-pricing--was the stock price decline beyond management's control?
•	Is this a value-for-value exchange?
•	Are surrendered stock options added back to the plan reserve?
•	Option vesting--does the new option vest immediately or is there a black-out period?
•	Term of the option--the term should remain the same as that of the replaced option;
•	Exercise price--should be set at fair market or a premium to market;
•	Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal.
The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements.

Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Employee Stock Purchase Plans-- Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:
•	Purchase price is at least 85 percent of fair market value;
•	Offering period is 27 months or less; and
•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:
•	Purchase price is less than 85 percent of fair market value; or
•	Offering period is greater than 27 months; or
•	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans-- Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Shareholder Proposals on Compensation

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

•
Advocate the use of performance-based equity awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.

Supplemental Executive Retirement Plans (SERPs)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

Social and Environmental Issues

Overall Approach
When evaluating social and environmental shareholder proposals, RMG considers the following factors:
•	Whether adoption of the proposal is likely to enhance or protect shareholder value;
•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets, and earnings;
•	The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;
•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•	Whether the company's analysis and voting recommendation to shareholders are persuasive;
•	What other companies have done in response to the issue addressed in the proposal;
•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;
•	Whether the subject of the proposal is best left to the discretion of the board;
•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and
•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Vote CASE-BY-CASE on resolutions requesting that companies report on safety and/or security risks associated with their operations and/or facilities, considering:
•	The company’s compliance with applicable regulations and guidelines;
•	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and,
•	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

ABERDEEN ASSET MANAGEMENT INC.

PROXY VOTING POLICIES AND PROCEDURES

The following are proxy voting policies and procedures (“Policies and Procedures”) adopted by affiliated investment advisers registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (“Advisers Act”), that are subsidiaries of Aberdeen Asset Management PLC (“AAM”); including, specifically, Aberdeen Asset Management Inc., a Delaware Corporation, (“Aberdeen US”), Aberdeen Asset Management Asia Limited, a Singapore Corporation (“Aberdeen Singapore”), Aberdeen Asset Management Limited, an Australian Corporation  (“Aberdeen AU”), and Aberdeen Asset Management Investment Services Limited, a UK Corporation (“AAMISL”), (collectively referred to herein as “Aberdeen Advisers” and each an “Aberdeen Adviser”) (collectively with AAM, “Aberdeen”).   These Policies and Procedures address proxy voting considerations under U.S. law and regulation and under Canadian securities laws. These Policies and Procedures do not address the laws or requirements of other jurisdictions.

Each of the Aberdeen Advisers provides advisory resources to certain U.S. clients, including substantive advice on voting proxies for certain equity securities.  These Policies and Procedures are adopted to ensure compliance by the Aberdeen Advisers with Rule 206(4)-6 under the Advisers Act and other applicable fiduciary obligations under rules and regulations of the SEC and interpretations of its staff with respect to proxies for voting securities held by client portfolios.

Clients may consist of investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”) (“Funds” and each a “Fund”), and other U.S. residents as well as non-U.S. registered funds or clients.  Each Aberdeen Adviser follows these Policies and Procedures for each of its respective U.S. clients as required under the Advisers Act and other applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies or to vote in accordance with the client’s proxy voting policies and procedures.  Aberdeen Advisers who advise or subadvise the Funds follow both these Policies and Procedures and the proxy voting policies and procedures adopted by the Funds and their respective Boards of Directors or Trustees. Aberdeen Advisers located outside the U.S. may provide proxy voting services to their non-U.S. based clients in accordance with the jurisdiction in which the client is located.  Aberdeen US, Aberdeen Singapore and Aberdeen AU will provide proxy voting services to Canadian investment funds in accordance with National Instrument 81-106 – Investment Fund Continuous Disclosure.

I.           Definitions

A.           “Best interest of clients”.  Clients’ best economic interests over the long term that is, the common interest that all clients share in seeing the value of a common investment increase over time.  Clients may have differing political or social interests, but their best economic interest is generally uniform.

B.           “Material conflict of interest”.  Circumstances when an Aberdeen Adviser or any member of senior management, portfolio manager or portfolio analyst knowingly does business with a particular proxy issuer or closely affiliated entity, which may appear to create a material conflict between the interests of the Aberdeen Adviser and the interests of its clients in how proxies of that issuer are voted.  A material conflict of interest might also exist in unusual circumstances when Aberdeen has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and an affiliate of an Aberdeen Adviser.

II.           General Voting Policies

A.           Client’s Best Interest.  These Policies and Procedures are designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients.  Proxies are voted with the aim of furthering the best economic interests of clients, promoting high levels of corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of stockholders.

B.           Shareholder Activism.  Aberdeen Advisers seek to develop relationships with the management of portfolio companies to encourage transparency and improvements in the treatment of employees, owners and stakeholders.  Thus, Aberdeen Advisers may engage in dialogue with the management of portfolio companies with respect to pending proxy voting issues.

C.           Case-by-Case Basis.  These Policies and Procedures are guidelines.  Each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote.  Aberdeen Advisers may cast proxy votes in favor of management proposals or seek to change the views of management, considering specific issues as they arise on their merits.  Aberdeen Advisers may also join with other investment managers in seeking to submit a shareholder proposal to a company or to oppose a proposal submitted by the company.  Such action may be based on fundamental, social, environmental or human rights grounds.

D.           Individualized.  These Policies and Procedures are tailored to suit Aberdeen’s advisory business and the types of securities portfolios Aberdeen Advisers manage.  To the extent that clients (e.g., investment companies, corporations, pension plans) have adopted their own procedures, Aberdeen Advisers may vote the same securities differently depending upon clients’ directions.

E.           Material Conflicts of Interest.  Material conflicts are resolved in the best interest of clients.  When a material conflict of interest between an Aberdeen Adviser and its respective client(s) is identified, the Aberdeen Adviser will choose among the procedures set forth in Section IV.B.2. below to resolve such conflict.

F.           Limitations.  The circumstances under which Aberdeen may take a limited role in voting proxies, include the following:

1.           No Responsibility.  Aberdeen Advisers will not vote proxies for client accounts in which the client contract specifies that Aberdeen will not vote.  Under such circumstances, the clients’ custodians are instructed to mail proxy material directly to such clients or the clients’ designees.

2.           Limited Value.  An Aberdeen Adviser may abstain from voting a client proxy if the Aberdeen Adviser determines that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.  Aberdeen Advisers may also abstain from voting the proxies of portfolio companies held in their passively managed funds.  Proxies with respect to securities that have been sold before the date of the shareholders meeting and are no longer held by a client generally will not be voted.

3.           Unjustifiable Costs.  An Aberdeen Adviser may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities).

4.           Securities Lending Arrangements.  If voting securities are part of a securities lending program, Aberdeen may be unable to vote while the securities are on loan.

5.           Share Blocking.  Certain jurisdictions may impose share blocking restrictions at various times which may prevent Aberdeen from exercising its voting authority.

6.           Special Considerations.  Aberdeen’s responsibilities for voting proxies are determined generally by its obligations under each advisory contract or similar document. If a client requests in writing that an Aberdeen Adviser vote its proxy in a manner inconsistent with these Policies and Procedures, the Aberdeen Adviser may follow the client’s direction or may request that the client vote the proxy directly.

G.           Sources of Information.  The Aberdeen Advisers may conduct research internally and/or use the resources of an independent research consultant.  The Aberdeen Advisers may consider legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g., Fortune 500 companies.

H.           Subadvisers.  To the extent that an Aberdeen Adviser may rely on subadvisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the Aberdeen Adviser may delegate responsibility for voting proxies to the subadviser.  However, such subadvisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of the Aberdeen Advisers’ clients.

I.           Availability of Policies and Procedures.  Aberdeen Advisers will provide clients with a copy of these Policies and Procedures, as revised from time to time, upon request.

J.           Disclosure of Vote.  As disclosed in Part II of each Aberdeen Adviser’s Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its Aberdeen Adviser.  Aberdeen Advisers do not generally disclose client proxy votes to third parties, other than as required for Funds, unless specifically requested, in writing, by the client.

III.           Specific Voting Policies

A.           General Philosophy.

·           Support existing management on votes on the financial statements of a company and the election of the Board of Directors;
·           Vote for the acceptance of the accounts unless there are grounds to suspect that either the accounts as presented or audit procedures used, do not present an accurate picture of company results; and
·           Support routine issues such as the appointment of independent auditors, allocation of income and the declaration of stock (scrip) dividend proposals provided there is a cash alternative.

B.           Anti-takeover Measures.  Aberdeen Advisers vote on anti-takeover measures on a case-by-case basis taking into consideration such factors as the long-term financial performance of the target company relative to its industry competition.  Key measures of performance will include the growth rates for sales, operating income, net income and total shareholder returns.  Other factors which will be considered include margin analysis, cash flow and debt levels.

C.           Proxy Contests for Control.  Aberdeen Advisers vote on proxy contests for control on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry, management’s track record, background to the proxy contest, qualifications of director nominees, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and stock ownership positions.

D.           Contested Elections.  Aberdeen Advisers vote on contested elections on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees.  Aberdeen Advisers also consider the independence of board and key committee members and the corporate governance practices of the company.

E.           Executive compensation proposals.  Aberdeen Advisers consider such proposals on a case-by-case basis taking into consideration such factors as executive pay and spending perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F.           Shareholder Proposals.  Aberdeen Advisers consider such proposals on a case-by-case basis.  Aberdeen Advisers support those proposals which will improve the company’s corporate governance or business profile at a reasonable cost, but may oppose proposals which result in significant cost being incurred with little or no benefit to the company or its shareholders.

IV.           Proxy Voting Procedures

This section applies to each Aberdeen Adviser except to the extent that certain procedures are identified as applicable only to a specific Aberdeen Adviser.

A.           Obtain Proxy.  Registered owners of record, e.g., trustees or custodian banks, that receive proxy materials from the issuer or its information agent, are instructed to sign physical proxy cards in blank and forward directly to the relevant Aberdeen Adviser’s designated proxy administrator (“PA”).  Proxies may also be delivered electronically by custodians using proxy services such as ProxyEdge.  Each proxy received is matched to the securities to be voted.

B.           Material Conflicts of Interest.

1.           Identify the existence of any material conflicts of interest relating to the securities to be voted or the issue at hand.  Portfolio managers and research analysts ("Analysts”) and senior management of each Aberdeen Adviser have an affirmative duty to disclose any personal conflicts such as officer or director positions held by them, their spouses or close relatives in the portfolio company or attempts by the portfolio company to exert influence over such person with respect to their vote.  Conflicts based on business relationships or dealings of affiliates of any Aberdeen Adviser will only be considered to the extent that the Aberdeen Adviser has actual knowledge of such business relationships.

2.           When a material conflict of interest between an Aberdeen Adviser’s interests and its clients’ interests appears to exist, the Aberdeen Adviser may choose among the following options to eliminate such conflict:  (1) vote in accordance with these Policies and Procedures if it involves little or no discretion; (2) vote as recommended by a third party service if the Aberdeen Adviser utilizes such a service; (3) “echo vote” or “mirror vote” the proxies in the same proportion as the votes of other proxy holders that are not Aberdeen clients; (4) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (5) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (6) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.

C.           Analysts.  The proxy administration process is carried out by the Global Voting Team based in Scotland (“PA-UK)”.  The PA-UK ensures that each proxy statement is directed to the appropriate Analyst.  If a third party recommendation service has been retained, the PA-UK  will forward the proxy statement to the Analyst with the recommendation highlighted.  The Analyst will determine whether to vote as recommended by the service provider or to recommend an alternative and shall advise the PA-UK .  The Analyst may consult with the PA-UK  as necessary.  If the Analyst recommends voting against the third party recommendation, he or she is responsible for documenting the reasons for such recommendation and that no conflict of interest influenced such recommendation.  If no third party recommendation service is utilized or if no recommendation is provided, the Analyst is responsible for documenting the rationale for his or her vote recommendation.

D.           Vote.  The following describes the breakdown of responsibilities between the designated PA and the Corporate Governance Group (“CGG”) of each Aberdeen Adviser in voting portfolio securities and the extent to which the Aberdeen Advisers rely on third party service providers.

The US Fund Administration group  (“PA-US”), and the PA-UK, are responsible for ensuring that votes for Aberdeen Advisers’ clients are cast and cast in accordance with these Policies and Procedures.  The PA-US is primarily responsible for administering proxy votes for the Funds which are advised or sub-advised by the Aberdeen Advisers,.the US closed-end Funds for which Aberdeen Singapore is the Manager, and the Canadian investment funds.

Responsibility for considering the substantive issues relating to any vote and for deciding how shares will be voted resides with the relevant Analyst whether located in Aberdeen US, Aberdeen UK, Aberdeen AU or Aberdeen Singapore.

In the event that a material conflict of interest is identified by any Analyst, whether in Aberdeen US, Aberdeen UK, Aberdeen AU, Aberdeen Singapore, or AAMISL, decisions on how to vote will be referred to the Corporate Governance Group (“CGG”).  The CGG includes the Chief Investment Officer, the head of the Socially Responsible Research, and representatives from Aberdeen US, Aberdeen UK, Aberdeen AU, AAMISL and Aberdeen Singapore’s portfolio management teams,.  The CGG meets as needed to consider material conflicts of interest or any other items raising unique issues.  If the CGG determines that there is no material conflict of interest, the vote recommendation will be forwarded to the appropriate proxy administrator, either the PA-US or PA-UK.  If a material conflict of interest is identified, the CGG will follow the conflict of interest procedures set forth in Section IV.B.2., above.

The Aberdeen Advisers have engaged ProxyEdge, a third party service provider, to cast votes electronically for certain clients and to maintain records of such votes electronically. Custodians for certain clients provide the PA-US with access to ProxyEdge.  PA-UK helps facilitate and coordinate proxy voting for certain U.S. clients of the Aberdeen Advisers.  Aberdeen UK has engaged Institutional Shareholder Services (“ISS”), a third party service provider, to provide (1) notification of impending votes; (2) research into non-routine votes, including shareholder resolutions; (3) voting recommendations which may be viewed on-line; and (4) web-based voting.  In the absence of any material conflict of interest, the Aberdeen Advisers may either vote in accordance with the ISS recommendation or decline to follow the ISS recommendation based on its own view of the agenda item provided that decisions to vote contrary to the ISS recommendation are documented as set forth in Section IV.C., above.  For clients on the ISS system, votes are automatically entered in accordance with ISS recommendations unless the PA-UK expressly changes the vote prior to the voting deadline with appropriate analyst documentation.  In the event of a material conflict of interest, the Aberdeen Advisers will follow the procedures outlined in Section IV.B.2, above.

E.           Review.  PA-UK are responsible for ensuring that proxy materials are received in a timely manner and reconciled against holdings on the record date of client accounts over which the Aberdeen Adviser has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

V.           Documentation, Recordkeeping and Reporting Requirements

A.           Documentation.

The Aberdeen US Chief Compliance Officer is responsible for implementing and updating these Policies and Procedures;

The PA-UK and PA-US are responsible for:

1.           Overseeing the proxy voting process;
2.           Consulting with portfolio managers/analysts for the relevant portfolio security; and
3.	Maintaining manual proxy voting records, if any, and overseeing and reviewing voting execution and recordkeeping by third party providers such as ISS and ProxyEdge.

B.           Record Keeping.

1.           Each Aberdeen Adviser maintains or procures the maintenance of records of all proxies it has voted.  As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast by each client account will be maintained by either ISS and Proxy Edge, depending on the client account.

A US Fund’s proxy voting record must be filed with the SEC on Form N-PX.  Form N-PX must be completed and signed in the manner required, containing a fund’s proxy voting record for the most recent twelve-month period ended June 30th (beginning August 31, 2004).  If an Aberdeen Adviser delegates this reporting responsibility to a third party service provider such as ISS or Proxy Edge, it will ensure that the third party service provider files Form N-PX accordingly.  Aberdeen Advisers shall obtain and maintain undertakings from both ISS and Proxy Edge to provide it with copies of proxy voting records and other documents relating to its clients’ votes promptly upon request.  Aberdeen Advisers, ISS and Proxy Edge may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.-based issuers).

2.           As required by Rule 204-2(c), such records will also include: (a) a copy of the Policies and Procedures; (b) a copy of any document created by the Aberdeen Adviser that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (c) each written client request for proxy voting records and the Aberdeen Adviser’s written response to any (written or oral) client request for such records.

3.           Duration.  Proxy voting books and records will be maintained in an easily accessible place for a period of five years, the first two in an appropriate office of the Aberdeen Adviser.

C.           Reporting.  The Aberdeen Advisers will initially inform clients of these Policies and Procedures by summary disclosure in Part II of their respective Forms ADV.  Upon receipt of a client’s request for more information, the Aberdeen Advisers will provide to the client a copy of these Policies and Procedures and/or, in accordance with the client’s stated requirements, how the client’s proxies were voted during the period requested subsequent to the adoption of these Policies and Procedures.  Such periodic reports, other than those required for Funds, will not be made available to third parties absent the express written request of the client.  However, to the extent that any Aberdeen Adviser may serve as a subadviser to another adviser to a Client, such Aberdeen Adviser will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.

           For Canadian investment funds, Aberdeen US, Aberdeen AU and Aberdeen Singapore will assist in preparing annual proxy voting records for the period ending June 30 of each year and will post an annual proxy voting record on each Canadian investment fund’s website no later than August 31 of each year.  Upon receipt of a client or securityholder’s request, Aberdeen US, Aberdeen AU or Aberdeen Singapore will make available a copy of these Policies and Procedures and the Canadian investment fund’s proxy voting record, without charge, to any client or securityholder upon a request made by the client or securityholder after August 31.

D.           Review of Policies and Procedures.  These Policies and Procedures will be subject to review on a periodic basis as deemed appropriate by the Aberdeen Advisers.  Any questions regarding the Policies and Procedures should be directed to the Compliance Department of the respective Aberdeen Adviser.

ALLIANCEBERNSTEIN L.P.

STATEMENT OF POLICIES AND PROCEDURES FOR VOTING PROXIES

1.	INTRODUCTION

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients.  We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.  Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations.  In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940.  It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940.  This statement applies to AllianceBernstein’s investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2.	PROXY POLICIES

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts.  These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider.  AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients’ best interests.  In reviewing proxy issues, we will apply the following general policies:

2.1.	Corporate Governance

AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to shareholders.  We favor proposals promoting transparency and accountability within a company.  We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place.  Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.  Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

2.2.	Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors.  That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support.  Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares.  (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.)  In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.  Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the exchange on which the company’s shares are traded.  Finally, because we believe that cumulative voting provides a disproportionate voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting.

2.3.	Appointment of Auditors

AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management's recommendation.  However, we recognize that there are inherent conflicts when a company’s independent auditor performs substantial non-audit services for the company.  The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S.  Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons for us to question the independence or performance of the auditors.

2.4.	Changes in Legal and Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature.  Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management’s recommendations on such proposals.  However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company.  For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan.  However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding.  We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device.  We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5.	Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision.  Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6.	Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected.  We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights.  However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7.	Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company.  Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership.  Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers.  For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote.  We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans.  Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8.	Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees.  Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.  In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans.  We generally will oppose shareholder proposals to amend a company’s by-laws to give shareholders the right to vote on executive compensation.  We believe this by-law amendment is likely to put the company at a competitive disadvantage which, in turn, is likely to adversely affect the value of the company and our clients’ interests.  We generally will oppose plans that have below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval.  Other factors such as the company’s performance and industry practice will generally be factored into our analysis.  We believe the U.S. Securities and Exchange Commission (“SEC”) took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued its modified executive compensation disclosure rules in 2006.  Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules.  Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control.  Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

2.9.	Social and Corporate Responsibility

AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value.  We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company with no discernable benefits to shareholders.  We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3.	PROXY VOTING PROCEDURES

3.1.	Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary.  These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal.

In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues.  Members of the committees include senior investment personnel and representatives of the Legal and Compliance Department.  The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below).  Finally, the committees monitor adherence to these policies.

3.2.	Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer’s proxy.  Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client.  We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients’ best interests.  Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the proxy committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote;  (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote;  (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties;  and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees take reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances.  This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

3.3.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share blocking.”  Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary.  During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks.  Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e. not being able to sell the shares during this period).  Accordingly, if share blocking is required we generally choose not to vote those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies.  For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting.  Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein’s voting instructions.  Although it is AllianceBernstein’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

3.4.	Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue.  AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements.  However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5.	Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative.  Alternatively, clients may make a written request for proxy voting information to:  Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

BLACKROCK ADVISORS, INC.

PROXY VOTING POLICIES AND PROCEDURES

BlackRock Advisors, Inc.  (“BAI”)  BAI’s Proxy Voting Policy reflects its duty as a fiduciary under the Advisers Act to vote proxies in the best interests of its clients.  BlackRock has adopted its own proxy voting policies (the “Proxy Voting Policy”) to be used in voting the Fund’s proxies, which are summarized below.

BAI recognized that implicit in the initial decision to retain or invest in the security of a corporation is acceptance of its existing corporate ownership structure, its management and its operations.  Accordingly, proxy proposals that would change the existing status of a corporation are supported only when BAI concludes that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, BAI assesses management on an ongoing basis both in terms of its business capability and its dedication to shareholders to seek to ensure that BAI’s continued confidence remains warranted.  If BAI determines that management is acting on its own behalf instead of for the well being of the corporation, it will vote to support the shareholder, unless BAI determines other mitigating circumstances are present.

BAI’s proxy voting policy and its attendant recommendations attempt to generalize a complex subject.  Specific fact situations, including different voting practices in jurisdiction outside the Unites Sates, might warrant departure from these guidelines.  In proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on BAI’s ability to vote such proxies in the best interest of the Funds.  Accordingly, BAI may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company’s proposal.

Additionally, situations may arise that involve an actual or perceived conflict of interest.  For example, BAI may manage assets of a pension plan of a company whose management is soliciting proxies, or a BAI director may have a close relative who serves as a director of an executive of a company that is soliciting proxies.  BAI’s policy in all cases is to vote proxies based on its client’s best interests.

BAI has engaged Institutional Shareholder Services (“ISS”) to assist in the voting of proxies.  ISS analyses all proxy solicitations BAI receives for its clients and votes or advises BAI how, based on BAIs guidelines, the relevant votes should be cast.

Below is a summary of some of the procedures described in the Proxy Voting Policy.

Routine Matters.  BAI will generally support routine proxy proposals, amendments, or resolutions if they do not measurably change the structure, management control, or operation of the issuer and they are consistent with industry standards as well as the corporate laws of the state of incorporation of the issuer.

Special Issues.  BAI will generally vote against social issue proposals, which are generally proposed by shareholder who believe that the corporation’s internally adopted policies are ill-advised or misguided.

Financial /Corporate Issuers.  BAI will generally vote in favor of management proposals that seek to change a corporation’s legal, business or financial structure provided the position of current shareholders is preserved or enhanced.

Shareholder Rights.  Proposals in this category are made regularly by both management and shareholders.  They can be generalized as involving issues that transfer or realign board or shareholder voting power.  BAI will generally oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval.  At the same time it believes stability and continuity promote profitability.  Individual proposals may have to be carefully assessed in the context of these particular circumstances.

DIAMOND HILL CAPITAL MANAGEMENT

PROXY VOTING GUIDELINES

As a client of Diamond Hill Capital Management, the Fund can retain the right to vote on shareholder proposals concerning stocks that we have bought on the Fund’s behalf.  This is a perfectly reasonable request and we will not be offended if the Fund chooses to vote the shares itself.  In this situation, we would encourage the Fund to exercise its right by conscientiously voting all the shares it owns.

Our recommendation, however, is that the Fund delegate the responsibility of voting on shareholder matters to us.  We will transmit instructions (either by e-mail, phone, or regular mail) on how to vote on corporate matters via a proxy, which grants an agent the authority to vote stock. Many clients recognize that good corporate governance and good investment decisions are complementary. Often, the investment manager is uniquely positioned to judge what is in the client’s best economic interest regarding shareholder proposals.  Additionally, we can vote in accordance with the Fund’s wishes on any individual issue or shareholder proposal. For example, the Fund may want us to vote For any proposal recommending a company adopt a particular social policy.  Personally, we might believe that implementation of this proposal will diminish shareholder value, but the vote will be made in the manner the Fund directs.  After all, the shares belong to the Fund.   We believe the Fund is entitled to a statement of our principles and an articulation of our process when we make investment decisions on its behalf.  Similarly, we believe the Fund is entitled to an explanation of our voting principles. Both ultimately affect the Fund economically, so there should not be inconsistencies in how we communicate each.

Proxy Voting Principles

1)	We recognize that the right to vote a proxy has economic value.

All else equal, a share with voting rights is worth more than a share of the same company without voting rights. (Sometimes, investors may observe a company with both a voting class and a non-voting class in which the non-voting class sells at a higher price than the voting, the exact opposite of the expected result described above; typically, this can be attributed to the voting class being relatively illiquid). Thus, when the Fund buys a share of voting stock, part of the purchase price is for the right to vote in matters concerning the company.  If the Fund does not exercise that right, the Fund paid more for that stock than it should have.  As a result, when given the authority, we will vote all shares that our clients are entitled to vote.

2)	We recognize that we incur additional fiduciary responsibility by assuming this proxy voting right.
In general, acting as a fiduciary when dealing with the assets of others means being held to a higher than ordinary standard in each of the following aspects:

Loyalty- We will act only in the best interest of the client.  Furthermore, the duty of loyalty extends to the avoidance of conflicts of interest and self-dealing.  In regard to proxy voting, several conflicts of interest could arise.  For example, an investment manager could manage money for a plan sponsor and also own that company’s securities in investment portfolios.  The potential for conflict of interest is imminent since the investment manager now has a vested interest to acquiesce to company management’s recommendations, which may not be in the best interests of shareholders.  Another possible scenario deals with an investment manager who has a strong personal belief in a social cause and feels obligated to vote in this manner, which may not be best for the shareholders.  We will disclose to clients situations in which there is the potential for conflict and accept guidance on how to proceed in these matters.

Care- We will carefully analyze the issue at hand and bring all the skills, knowledge, and insights a professional in the field is expected to have in order to cast an informed vote.

Prudence- We will make the preservation of assets and the earning of a reasonable return on those assets primary and secondary objectives as a fiduciary.

Impartiality- We will treat all clients fairly. Unless directed otherwise, we will vote all client accounts holding a particular security the same.

Discretion- We will keep client information confidential. We will maintain records documenting how proxies were voted and the reasons we felt the votes made were in the client’s best interests.  We will provide this information to a client upon request.  Information concerning client-specific requests is strictly between the advisor and the client.

3)	We believe that a corporation exists to maximize the value of shareholders.
Absent a specific client directive, we will always vote in the manner (to the extent that it can be determined) that we believe will maximize the share price, and thus shareholder value, in the long-term.

4)	We believe conscientious proxy voting can result in better investment performance.
The presence of an owner-oriented management is a major consideration in many of our investment decisions.  As a result, we typically would not expect to find ourselves at odds with management recommendations on major issues.  Furthermore, we do not anticipate entering a position intending to be shareholder activists. Yet, cases will arise in which we feel the current management or management’s current strategy is unlikely to result in the maximization of shareholder value.   So why would we own the stock?  One reason might be that the stock price is at such a significant discount to intrinsic value that the share price need not be “maximized” for us to realize an attractive return.  Another reason may be that we believe management will soon face reality and alter company strategy when it becomes apparent that a new strategy is more appropriate.  Additionally, we may disagree with management on a specific issue while still holding admiration for a company, its management, or its corporate governance in general.  At any rate, we hope it is evident that following the “Wall Street Rule” (which can be paraphrased as “If you don’t like management or its strategy, sell the stock”) is not acceptable in many circumstances.

We believe there is relevant and material investment information contained in the proxy statement.  Close attention to this document may reveal insights into management motives, aid in developing quantifiable or objective measures of how a company has managed its resources over a period of time, and, perhaps most importantly, speak volumes about a “corporate culture”.

General Shareholder Issues

Each proposal put to a shareholder vote is different.  As a result, each must be considered on a case-by-case basis.  However, there are several issues that recur frequently in U.S. public companies. Below are brief descriptions of various issues. Please note that this list is not meant to be all-inclusive. Diamond Hill Capital Management’s position regarding various issues is also included. In the absence of exceptional circumstances, we generally will vote in this manner on such proposals. Sources for some of these discussions include the Institutional Shareholder Services, Inc. Proxy Voting Manual and the California Public Employees Retirement System (CALPERS) Domestic Proxy Voting Guidelines.

I.           Corporate Governance Provisions

A. Board of Directors

The election of the Board of Directors (BOD) is frequently viewed as a “routine item”.  Yet, in many ways the election of the BOD is the most important issue that comes before shareholders.  Inherent conflicts of interest can exist between shareholders (the owners of the company) and management (who run the company).  At many companies, plans have been implemented attempting to better align the interests of shareholders and management, including stock ownership requirements and additional compensation systems based on stock performance. Yet, seldom do these perfectly align shareholder and management interests and eliminate agency costs. An independent BOD serves the role of oversight for shareholders.  For this reason, we strongly prefer that the majority of the BOD be comprised of independent (also referred to as outside or non-affiliated) directors.  Furthermore, we also strongly prefer that key committees including the audit and compensation committees be comprised entirely of outside directors.

1.	Cumulative Voting:

Cumulative voting allows the shareholders to distribute the total number of votes they have in any manner they wish when electing directors. In some cases, this may allow a shareholder to elect a minority representative to the corporate board, thus ensuring representation for all sizes of shareholders.  Cumulative voting may also allow a dissident shareholder to obtain representation on the board of directors in a proxy contest.

To illustrate the difference between cumulative voting and straight voting, consider the R. Dillon Corporation.  There are 100 total shares outstanding; Zox owns 51 and Schindler owns 49.  Three directors are to be elected.  Under the straight voting method, each shareholder is entitled to one vote per share and each vacant director’s position is voted on separately.  Thus, Zox could elect all the directors since he would vote his 51 shares for his choice on each separately elected director.   Under the cumulative voting method, each shareholder has a total number of votes equal to the number of share owned times the number of directors to be elected.  Thus, Zox has 153 votes (51 X 3 = 153) and Schindler has 147 votes.  The election of all board members then takes place simultaneously, with the top three vote recipients being elected.  Shareholders may group all their votes for one candidate.  Thus, Schindler could vote all 147 of his votes for one candidate.  This will ensure that Schindler is able to elect at least one director to the board since his candidate is guaranteed to be one of the top three vote recipients.

Since cumulative voting subjects management to the disciplinary effects of outside shareholder involvement, it should encourage management to maximize shareholder value and promote management accountability.  Thus, we will vote FOR proposals seeking to permit cumulative voting.

2.	Election of Directors (Absenteeism)

Customarily, schedules for regular board and committee meetings are made well in advance.  A person accepting a nomination for a directorship should be prepared to attend meetings. A pattern of high absenteeism (less than 75% attendance) raises sufficient doubt about that director’s ability to effectively represent shareholder interests and contribute experience and guidance to the company.  While valid excuses for absences (such as illness) are possible, these are not the norm.  Schedule conflicts are not an acceptable reason for absenteeism since it suggests a lack of commitment or an inability to devote sufficient time to make a noteworthy contribution.  Thus, we will WITHHOLD our vote for any director with a pattern of high absenteeism (attended less than 75% of meetings without a valid reason).

3.     Classified Boards

A classified BOD separates directors into more than one class, with only a portion of the full board of directors standing for election each year.  For example, if the R. Dillon Corporation has nine directors on its board and divides them into three classes, each member will be elected for a term of three years with elections staggered so that only one of the three classes stands for election in a given year.  A non-classified board requires all directors to stand for election every year and serve a one-year term.

Proponents of classified boards argue that by staggering the election of directors, a certain level of continuity and stability is maintained.  However, a classified board makes it more difficult for shareholders to change control of the board.  A classified board can delay a takeover advantageous to shareholders yet opposed by management or prevent bidders from approaching a target company if the acquirer fears having to wait more than one year before gaining majority control.

We will vote FOR proposals seeking to declassify the BOD and AGAINST proposals to classify the BOD.

4.  Inside versus Independent (or Non-Affiliated) Directors
We will vote FOR shareholder proposals asking that boards be comprised of a majority of independent directors.

We will vote FOR shareholder proposals seeking board audit, compensation and nominating committees be comprised exclusively of independent directors.

We will WITHHOLD votes for directors who may have an inherent conflict of interest due to receipt of consulting fees from a corporation (affiliated outsiders) if the fees are significant or represent a significant percent of the director's income.

B.           Confidential Voting

In a system of confidential voting, individual shareholder’s votes are kept confidential.  Management and shareholders are only told the vote total.  This eliminates the pressure placed on investors to vote with management, especially in cases when a shareholder would desire a business relationship with management.  We will vote FOR proposals seeking confidential voting.

C.           Supermajority Votes

Most state corporation laws require that mergers, acquisitions, and amendments to the corporate bylaws or charter be approved by a simple majority of the outstanding shares.  A company may, however, set a higher requirement for certain corporate actions.  We believe simple majority should be enough to approve mergers and other business combinations, amend corporate governance provisions, and enforce other issues relevant to all shareholders.  Requiring a supermajority vote entrenches management and weakens the governance ability of shareholders.  We will vote AGAINST management proposals to require a supermajority vote to enact these changes. In addition, we will vote FOR shareholder proposals seeking to lower supermajority vote requirements.

D.           Shareholder Rights Plans (Poison Pills)

Shareholder rights plans are corporate-sponsored financial devices designed with provisions that, when triggered, generally result in either: (1) dilution of the acquirer’s equity holdings in the target company; (2) dilution of the acquirer’s voting rights in the target company; or (3) dilution of the acquirer’s equity interest in the post merger company.  This is typically accomplished by distributing share rights to existing shareholders that allow the purchase of stock at a fixed price should a takeover attempt occur.

Proponents of shareholder rights plans argue that they benefit shareholders by forcing potential acquirers to negotiate with the target company’s board, thus protecting shareholders from unfair coercive offers and often leading to higher premiums in the event of a purchase.  Obviously, this argument relies on the assumption of board independence and integrity.  Opponents claim that these plans merely lead to the entrenchment of management and discourage legitimate tender offers by making them prohibitively expensive.

We will evaluate these proposals on a case-by-case basis.  However, we generally will vote AGAINST proposals seeking to ratify a poison pill in which the expiration of the plan (sunset provision) is unusually long, the plan does not allow for the poison pill to be redeemed in the face of a bona fide offer, or the existing management has a history of not allowing shareholders to consider legitimate offers.  Similarly, we generally will vote FOR the redemption of a poison pill where these conditions exist.

We will vote FOR proposals requiring shareholder rights plans be submitted to shareholder vote.

II.           Compensation Plans

Management is an immensely important factor in the performance of a corporation.  Management can either create or destroy shareholder value depending on the success it has both operating the business and allocating capital.  Well-designed compensation plans can prove essential in setting the right incentives to enhance the probability that both operations and capital allocation are conducted in a rational manner.  Ill-designed compensation plans work to the detriment of shareholders in several ways.  First, there may be outsized compensation for mediocre (or worse) performance, directly reducing the resources available to the company.  Secondly, misguided incentives could cloud business judgment.  Given the variations in compensation plans, most of these issues must be considered on a case-by-vase basis.

A.           Non-Employee Directors
As directors take a more active role in corporate governance, compensation is becoming more performance based.  In general, stock-based compensation will better tie the interests of directors and shareholders than cash-based compensation.  The goal is to have directors own enough stock (directly or in the form of a stock derivative) that when faced with a situation in which the interests of shareholders and management differ, rational directors will have incentive to act on behalf of shareholders.  However, if the stock compensation or ownership is excessive (especially if management is viewed as the source for this largesse), the plan may not be beneficial.

1.      We will vote FOR proposals to eliminate retirement plans and AGAINST proposals to maintain or expand retirement packages for non-employee directors.

2.      We will vote FOR proposals requiring compensation of non-employee directors to be paid at least half in company stock.

B.           Incentive Compensation subject to Section 162(m)

Pursuant to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), Congress passed laws prohibiting the deductibility of executive compensation of more than $1 million.  The intention was to slow the rise in executive compensation (whether the rise could be economically justified or was “bad” per se is a separate question) and to tie more of the future compensation to performance.  However, the law provided exemptions to this $1 million limit in certain circumstances.  Included in this exemption was compensation above $1 million that was paid on account of the attainment of one or more performance goals.  The IRS required the goals to be established by a compensation committee comprised solely of two or more outside directors.  Also, the material terms of the compensation and performance goals must be disclosed to shareholders and approved.  The compensation committee must certify that the goals have been attained before any payment is made.

We will vote FOR any such plan submitted for shareholder approval.  The issue at hand is the qualification for a tax deduction, not whether the executive deserves more than $1 million per year in compensation.  Voting against an incentive bonus plan is fruitless if the practical result will be to deny the company, and ultimately its shareholders, the potential tax deduction.

C.           Stock Incentive Plans

Stock compensation programs can reward the creation of shareholder value through high payout sensitivity to increases in shareholder value.  Of all the recurring issues presented for shareholder approval, these plans typically require the most thorough examination for several reasons.  First, their economic significance is large.  Second, the prevalence of these plans has grown and is likely to persist in the future.  Third, there are many variations in these plans.  As a result, we must consider any such plan on a case-by-case basis.  However, some general comments are in order.

We recognize that options, stock appreciation rights (SARs), and other equity-based grants (whether the grants are made to directors, executive management, employees, or other parties) are a form of compensation.  As such, there is a cost to their issuance (regardless of whether this cost flows through the income statement).  Thus, as with so many things in life, the whole issue boils down to a cost-benefit analysis.  The benefit is the ability to better align the economic interests of management and shareholders.  The costs come from dilution in both share ownership and voting power to existing shareholders.  If these costs are excessive, then the benefit will be overwhelmed.  Factors that are considered in determining whether the costs are too great (in other words, that shareholders are overpaying for the services of management and employees) include: the amount of shares involved, the exercise price, the award term, the vesting parameters, and any performance criteria.  Additionally, objective measures of company performance (which do not include short-term share price performance) will be factored into what we consider an acceptable amount of dilution. We will also consider past grants in our analysis, as well as the level of the company’s cash pay.

We will look particularly close at companies that have repriced options.  Repricing stock options may reward poor performance and lessen the incentive such options are supposed to provide.  In cases where there is a history of repricing stock options, we will vote AGAINST any plan not expressly prohibiting the future practice of option repricing.

III.           Capital Structure, Classes of Stock, and Recapitalizations

A.           Common Stock Authorization

Corporations increase the supply of common stock for a variety of ordinary business reasons including: to raise new capital to invest in a project; to make an acquisition for stock; to fund a stock compensation program; or to implement a stock split or stock dividend.  When proposing an increase in share authorization, corporations typically request an amount that provides a cushion for unexpected financing needs or opportunities.  However, unusually large share authorizations create the potential for abuse.  An example would be the targeted placement of a large number of common shares to a friendly party in order to deter a legitimate tender offer.  Thus, we generally prefer that companies present for shareholder approval all requests for share authorizations that extend beyond what is currently needed, and indicate the specific purpose for which the shares are intended.  Generally, we will vote AGAINST any proposal seeking to increase the total number of authorized shares to more than 120% of the current outstanding and reserved but unissued shares, unless there is a specific purpose for the shares with which we agree.

For example, suppose a company has a total share authorization of 100 million.  Of the 100 million, 85 million are issued and outstanding and an additional 5 million reserved but unissued.  We would vote against any proposal seeking to increase the share authorization by more than 8 million shares (Total allowable authorization: 1.2 X 90 =108 million; Current authorization: 100 million).

B.           Unequal Voting Rights (Dual Class Exchange Offers/ Dual Class Recapitalizations)

Proposals to issue a class of stock with inferior or even no voting rights are sometimes made.  Frequently, this class is given a preferential dividend to coax holders to cede voting power.  In general, we will vote AGAINST proposals to authorize or issue voting shares without full voting rights on the grounds that it could entrench management.

IV.           Social and Environmental Issues

Shareholder proposals relating to a company’s activities, policies, or programs concerning a particular social or environmental issue have become prevalent at annual meetings.  In some cases, an attempt is made to relate a recommendation for the company’s policies and activity to its financial health.  In other cases, the proposal seems tangentially related at best.  These issues are often difficult to analyze in terms of their effect on shareholder value.  As a result, these proposals must be considered on a case-by-case basis.  In cases where we do not believe we can determine the effect, we will ABSTAIN.  We will vote FOR any proposal that seeks to have a corporation change its activities or policy and we believe the failure to do so will result in economic harm to the company.  Similarly, we will vote AGAINST any policy that requests a change we believe will result in economic harm.

We will vote FOR proposals seeking information that is relatively inexpensive to produce and provide, is not publicly available, and does not reveal sensitive company information that could be harmful if acquired by competitors.  If these factors are present, then the issue reduces to freedom of information.

In practice, however, this is seldom the case.  Frequently, shareholder proposals call for a company to conduct an exhaustive study of some issue that is only tangentially related to the company’s business interests.  Further, the nature of the study proposed often deals with subjective issues in which no conclusive resolution will likely result from the study.  We will vote AGAINST such proposals.

DIMENSIONAL FUND ADVISORS LP

PROXY VOTING POLICIES

The Investment Committee at Dimensional is generally responsible for overseeing Dimensional’s proxy voting process in accordance with the Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (the “Voting Guidelines”) adopted by Dimensional.  The Investment Committee has formed a Corporate Governance Committee composed of certain officers, directors and other personnel of Dimensional and has delegated to its members authority to (i) oversee the voting of proxies, (ii) make determinations as to how to vote certain specific proxies, and (iii) verify the on-going compliance with the Voting Policies. The Corporate Governance Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate other personnel of Dimensional to vote proxies on behalf of funds advised by Dimensional, including all authorized traders of Dimensional.

Dimensional votes (or refrains from voting) proxies in a manner consistent with the best interests of a fund as understood by Dimensional at the time of the vote.  Generally, Dimensional analyzes proxy statements on behalf of a fund in accordance with the Voting Policies and the Voting Guidelines.  Most proxies that Dimensional receives will be voted in accordance with the Voting Guidelines.  Since most proxies are voted in accordance with the Voting Guidelines, it normally will not be necessary for Dimensional to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for Dimensional during the proxy voting process.  However, the Proxy Policies do address the procedures to be followed if a conflict of interest arises between the interests of a fund, and the interests of Dimensional or its affiliates.  If the Corporate Governance Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines, Dimensional, prior to voting, will fully disclose the conflict to the Board of Directors of the Fund, or an authorized committee of the Board, and vote the proxy in accordance with the direction of the Board or its authorized committee.

Dimensional will usually vote proxies in accordance with the Voting Guidelines.  The Voting Guidelines provide a framework for analysis and decision making, however, the Voting Guidelines do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, Dimensional reserves the right to vote counter to the Voting Guidelines if, after a review of the matter, Dimensional believes that the best interests of a fund would be served by such a vote. In such a circumstance, the analysis will be documented in writing and periodically presented to the Corporate Governance Committee.  To the extent that the Voting Guidelines do not cover potential voting issues, Dimensional will vote on such issues in a manner that is consistent with the spirit of the Voting Guidelines and that Dimensional believes would be in the best interests of a fund.

Examples of some of the Voting Guidelines are described below.  Under the Voting Guidelines proxies will usually be voted for:  (i) the ratification of independent auditors (ii) the elimination of anti-takeover measures; and (iii) re-incorporation when the economic factors outweigh any negative governance changes.  Pursuant to the Voting Guidelines proxies will usually be voted against: (i) the institution of anti-takeover measures (such as the institution of classified boards of directors and the creation of super majority provisions) and (ii) proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights.  The Voting Guidelines also provide that certain proposals will be considered on a case-by-case basis, including: (i) mergers and acquisitions, which will be assessed to determine whether the transaction enhances shareholder value; (ii) proposals with respect to management compensation plans; (iii) proposals increasing the authorized common stock of a company and (iv) proposals with respect to the composition of a company’s Board of Directors.  Dimensional may, but will not ordinarily, take social concerns into account in voting proxies with respect to securities held by a fund.

Dimensional votes (or refrains from voting) proxies in a manner that Dimensional determines is in the best interests of a fund and which seeks to maximize the value of a fund’s investments.  In some cases, Dimensional may determine that it is in the best interests of a fund to refrain from exercising proxy voting rights.  Dimensional may determine that voting is not in the best interest of a fund and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of Dimensional, exceed the expected benefits of voting.  For securities on loan, Dimensional will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes.  It is Dimensional’s belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by Dimensional recalling loaned securities in order to ensure they are voted.  Dimensional does intend to recall securities on loan if it determines that voting the securities is likely to materially affect the value of a fund’s investment and that it is in the fund’s best interests to do so.  In cases where Dimensional does not receive a solicitation or enough information within a sufficient time (as reasonably determined by Dimensional) prior to the proxy-voting deadline, Dimensional may be unable to vote.

With respect to non-U.S. securities, it is typically both difficult and costly to vote proxies due to local restrictions, customs, and other requirements or restrictions.  Dimensional does not vote proxies of non-U.S. companies if Dimensional determines that the expected economic costs from voting outweigh the anticipated economic benefit to a fund associated with voting.  Dimensional determines whether to vote proxies of non-U.S. companies on a portfolio-by-portfolio basis, and generally implements uniform voting procedures for all proxies of a country.  Dimensional periodically reviews voting logistics, including costs and other voting difficulties, on a portfolio by portfolio and country by country basis, in order to determine if there have been any material changes that would affect Dimensional’s decision of whether or not to vote.

Dimensional has retained Institutional Shareholder Services (“ISS”), an independent third party service provider, to provide certain services with respect to proxy voting.  ISS will provide information on shareholder meeting dates and proxy materials; translate proxy materials printed in a foreign language; provide research on proxy proposals and voting recommendations in accordance with the Voting Guidelines; effect votes on behalf of a fund; and provide reports concerning the proxies voted. Although Dimensional may consider the recommendations of ISS on proxy issues, Dimensional remains ultimately responsible for all proxy voting decisions.

Federated Investment Management Company

Federated Investment Management Company’s (the “Adviser”) general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted.  Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors.  However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company’s audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”).  The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted.  The Adviser will generally vote against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction.  The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies.  Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation.  The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election.  In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board.  For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board.  The Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting.  For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares.

Proxy Voting Procedures

The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies.  The Adviser has hired Institutional Shareholder Services (ISS) to obtain, vote, and record proxies in accordance with the Proxy Committee’s directions.  The Proxy Committee has supplied ISS with general guidelines that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these guidelines at any time or to vote contrary to the guidelines at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with the Adviser’s general policy.  ISS may vote any proxy as directed in the guidelines without further direction from the Proxy Committee and may make any determinations required to implement the guidelines.  However, if the guidelines require case-by-case direction for a proposal, ISS shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to ISS.

Conflicts of Interest

The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or the Adviser’s Distributor.  This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote.  A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes.  Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote.  Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication.  Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted.  If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions.  If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company.  If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund’s proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board.

MORLEY CAPITAL MANAGEMENT, INC.
(“Morley”)

SUMMARY OF
PROXY VOTING GUIDELINES

PROXY VOTING POLICY AND PROCEDURES
Introduction

Morley is an investment adviser that is registered with the U.S. Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Morley provides investment advisory services to various types of clients which may include registered and unregistered investment companies, collective trusts, institutional separate accounts, wrap accounts, insurance general accounts, charitable endowments, Taft-Hartley Act plans, ERISA plans, state-sponsored funds, managed separate accounts and individuals.

These guidelines describe how Morley discharges its fiduciary duty on behalf of its clients to vote proxies that are received in connection with underlying portfolio securities held by its clients. Due to the nature of Morley’s advisory services and the securities that it purchases on behalf of its clients, proxies are very infrequent. However, this Policy address several contingencies for proxy voting even though they will rarely, if ever, occur. Morley understands that it has a duty to vote proxies as set forth in relevant advisory agreements and contracts. Further, Morley understands its responsibility to process proxies and to maintain all required records regarding proxy voting.

It is Morley’s Policy is to vote proxies solely in a manner that best serves the economic interests of its clients.

How Proxies are Voted

Morley shall administer all proxies. Proxies are received by Morley at its offices located at 1300 SW Fifth Ave Suite 3300, Portland OR 97201. Upon receipt, the Morley Chief Investment Officer shall review the proxy and cast the vote in a timely manner that best serves the economic  interests of its clients. Morley shall attempt to process every vote for all domestic and foreign proxies that Morley receives.

There may be situations, however, where Morley cannot process a proxy in connection with a foreign security. For example, Morley will not process a foreign proxy if (1) the cost of voting the foreign proxy outweighs the benefit of voting the foreign proxy; (2) when Morley has not been given enough time to process the vote; and (3) when a sell order for a foreign security is outstanding and, in the particular foreign country, proxy voting would impede the sale of the foreign security.

In the event that a proxy vote presents a conflict of interest or the appearance of such conflict for Morley, the matter shall be referred to the Morley Chief Compliance Officer (“CCO“). The Morley CCO shall consult with the Principal Global Investors (“PGI”) Chief Compliance Officer and the PGI Chief Operating Officer who shall collectively make a determination on the conflict of interest and document their collective decision regarding how to vote the specific issue in the best economic interest of its client(s) in order to ensure that an independent decision is made in that circumstance.

Recordkeeping

Morley shall maintain, at a minimum, the following records: (1) the Morley Proxy Voting Policy and Procedures; (2) proxy statements received regarding underlying portfolio securities held by clients; (3) records of votes cast on behalf of clients; (4) Client written requests for information on how Morley voted proxies for said client; (5) any response to clients regarding their request for information as to how Morley voted proxies for the Client; (6) any documents prepared by Morley that were material to making a decision as to how to vote proxies or that memorialized the basis for the voting decision.

The records and other items shall be maintained for at least 5 years with the first two years in an easily accessible place, except electronic filings that are available on the SEC’s EDGAR system.
Reporting

Morley shall provide periodic reports in accordance with regulatory requirements and shall provide clients with reports as requested or agreed upon.

NATIONWIDE ASSET MANAGEMENT, LLC

PROXY VOTING GUIDELINES SUMMARY

Nationwide Asset Management, LLC (“NWAM”) authority to vote client proxies is established by Registrant’s investment advisory agreements or comparable documents.

Generally, NWAM does not provide advice on securities that issue proxies and therefore does not exercise voting authority with respect to client accounts or the securities held within those accounts.

From time to time NWAM may be in a position to vote client proxies.  In these instances, NWAM intends to vote proxies in accord with the best economic interests of its clients.  NWAM endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.  In order to avoid conflicts of interest, NWAM or an affiliate has contracted with Institutional Shareholder Services (“ISS”), an independent third party service provider. NWAM will vote clients’ proxies according to ISS’s proxy voting recommendations.

On an annual basis, NWAM will review information obtained from ISS to ascertain whether ISS (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make such recommendations in an impartial manner and in the best economic interest of its clients.

NWAM’s Investment Committee votes proxies when ISS has recused itself from a vote recommendation or if senior officers or a member of the Committee believes it necessary in the best economic interests of clients to vote differently. Upon request, Registrant provides clients with a copy of its proxy voting procedures and information on how the client’s proxies were voted.

NORTHPOINTE CAPITAL LLC

SUMMARY OF
PROXY VOTING GUIDELINES

GENERAL

NorthPointe Capital LLC (“NorthPointe”) is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  NorthPointe currently provides investment advisory services to various types of clients, including registered and unregistered investment companies, collective trusts, institutional separate accounts,  insurance general accounts, charitable endowments, Taft-Hartley Act plans, ERISA plans, state-sponsored funds, managed separate accounts, and individuals (hereinafter referred to collectively as the “Clients”).

Voting proxies that are received in connection with underlying portfolio securities held by Clients is an important element of the portfolio management services that NorthPointe performs for Clients.  NorthPointe’s goal in performing this service is to make proxy voting decisions:  (i) to vote or not to vote proxies in a manner that serves the best economic interests of Clients; and (ii) that avoid the influence of conflicts of interest.  To implement this goal, NorthPointe has adopted proxy voting guidelines (the “Proxy Voting Guidelines”) to assist it in making proxy voting decisions and in developing procedures for effecting those decisions.  The Proxy Voting Guidelines are designed to ensure that where NorthPointe has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.

The Proxy Voting Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

HOW PROXIES ARE VOTED

NorthPointe has delegated to Institutional Shareholder Services (“ISS”), an indirect subsidiary of RiskMetrics Group, and an independent service provider, the administration of proxy voting for Client portfolio securities directly managed by NorthPointe.  ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis.

Specifically, ISS assists NorthPointe in the proxy voting and corporate governance oversight process by developing and updating the “RiskMetrics Group and ISS Proxy Voting Guidelines,” which are incorporated into NorthPointe’s Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services.  NorthPointe’s decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by NorthPointe, generally will result in proxy voting decisions which serve the best economic interests of Clients.  NorthPointe has reviewed, analyzed, and determined that the RiskMetrics Group and ISS Proxy Voting Guidelines are consistent with the views of NorthPointe on the various types of proxy proposals.  When the RiskMetrics Group and ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation:  (i) ISS will notify NorthPointe; and (ii) NorthPointe will use its best judgment in voting proxies on behalf of the Clients.  A summary of the RiskMetrics Group and ISS Proxy Voting Guidelines is set forth below.

CONFLICTS OF INTEREST

NorthPointe does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest.  In addition, because Client proxies are voted by ISS pursuant to the pre-determined RiskMetrics Group and ISS Proxy Voting Guidelines, NorthPointe generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of Clients do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.

The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of NorthPointe, then the proxy should be voted strictly in conformity with the recommendation of ISS.  To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported to the chief compliance officer for NorthPointe.  The chief compliance officer for NorthPointe then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest.  If NorthPointe then casts a proxy vote that deviates from an ISS recommendation, the affected Client (or other appropriate Client authority) will be given a report of this deviation.

CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED

NorthPointe, through ISS, shall attempt to process every vote for all domestic and foreign proxies that it receives; however, there may be cases in which NorthPointe will not process a proxy because it is impractical or too expensive to do so.  For example, NorthPointe will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when NorthPointe has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security.  Also, NorthPointe generally will not seek to recall the securities on loan for the purpose of voting the securities.

2008 RISKMETRICS GROUP and ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of the proxy voting policy guidelines for 2008.

1.	Auditors

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

•	Tenure of the audit firm

•	Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

•	Length of the rotation period advocated in the proposal

•	Significant audit-related issues

•	Number of audit committee meetings held each year

•	Number of financial experts serving on the committee

2.	Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally, vote CASE-BY-CASE.  But WITHHOLD votes from:

•	Insiders and affiliated outsiders on boards that are not at least majority independent

•	Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies

•	Directors who adopt a poison pill without shareholder approval since the company’s last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

•	Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)

•	Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless there are compelling reasons to recommend against the proposal such as the company has a strong countervailing governance structure, including a lead director, public disclosure of comparison of duties of lead director and chairman; public disclosure of explanation why company chooses not to give the position of chairman to the independent lead director and instead combine the chairman and CEO positions, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers nor have any problematic governance issue

Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.

Open Access (shareholder resolution)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent’s rationale.

3.	Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.
Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote FOR proposals to restore or permit cumulative voting unless the company meets specific criteria.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.  In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.
Vote FOR management proposals to adopt confidential voting.

4.	Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), background to the proxy contest, stock ownership positions, likelihood that the proposed goals and objectives can be achieved and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE.  Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.	Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification or redeem it unless the company has a shareholder approved poison pill in place or the company has adopted a policy concerning the adoption of a pill in the future.  Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

6.	Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the valuation, market reaction, conflicts of interest, governance, strategic rationale, and the negotiations and process.

7.	Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefit, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.	Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders;

•	It is not designed to preserve the voting power of an insider or significant shareholder.

9.	Executive and Director Compensation

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost in unreasonable (exceeds the allowable cap).

Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:

•	The plan expressly permits repricing of underwater options without shareholder approval; or

•
There is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on; or

•	The company’s most recent three-year burn rate is excessive and is an outlier within its peer group.

•	The plan is a vehicle for poor pay practices.

A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate plus one standard deviation over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance. To demonstrate improved performance, committee members should review all components of a CEO’s compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.

Director Compensation

Before recommending a vote FOR a director equity plan, ISS will review the company’s proxy statement for the following qualitative features:

•	Stock ownership guidelines (a minimum of three times the annual cash retainer)

•	Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)

•	Balanced mix between cash and equity

•	Non-employee directors should not receive retirement benefits/perquisites

•	Detailed disclosure of cash and equity compensation for each director

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

•	Treatment of surrendered options

Qualified Employee Stock Purchase Plans

Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis.
Vote FOR qualified employee stock purchase plans where all of the following apply:
•	Purchase price is at least 85 percent of fair market value

•	Offering period is 27 months or less, and

•	Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.

Nonqualified Employee Stock Purchase Plans

Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis.
Vote FOR nonqualified plans with all the following features:

Broad-based participation
•	Limits on employee contribution (a fixed dollar amount or a percentage of base salary)

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value

•	No discount on the stock price on the date of purchase since there is a company matching contribution

Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.

Shareholder Proposals on Compensation

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

•
Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.

•	Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10.	Social and Environmental Issues

These issues cover a wide range of topics, including animal rights, consumer issues, climate change and environment, general corporate issues, international issues, labor issues,  human rights, diversity, and sustainability.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

•	FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

•
AGAINST resolutions asking that restaurants and food retail companies adopt voluntary labeling of genetically engineered (GE) ingredients or asking them to label until a phase out of such GE ingredients has been completed.

•
CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations.

APPENDIX C – PORTFOLIO MANAGERS

INVESTMENTS IN EACH FUND

Name of Portfolio Manager	Fund Name	Dollar Range of Investments in
Each Fund as of October 31, 2008
Aberdeen Asset Management Inc.
Paul Atkinson Christopher Baggini	Nationwide Fund Nationwide Growth Fund	None $10,001-$50,000
Douglas Burtnick	Nationwide Growth Fund	$0-$10,000
Joseph A. Cerniglia	Nationwide Fund	$10,001-$50,000
Jarett Fisher	Nationwide Fund	None
Francis Radano, III Shahreza Yusof	Nationwide Fund Nationwide Fund	None None

AllianceBernstein L.P.
Henry S. D’Auria	Nationwide International Value Fund	None
Sharon E. Fay	Nationwide International Value Fund	None
Kevin F. Simms	Nationwide International Value Fund	None
Eric Franco1	Nationwide International Value Fund	None
BlackRock Investment Management
Scott Amero	Nationwide Bond Index Fund	None
Curtis Arledge2	Nationwide Bond Index Fund	None
Debra L. Jelilian	Nationwide International Index Fund Nationwide Mid Cap Market Index Fund Nationwide S&P 500 Index Fund Nationwide Small Cap Index Fund	None None None None
Matthew Marra	Nationwide Bond Index Fund	None
Andrew Phillips	Nationwide Bond Index Fund	None
Diamond Hill Capital Management, Inc.
Charles S. Bath	Nationwide Value Fund	None
Dimensional Fund Advisors LP
Stephen A. Clarke	Nationwide U.S. Small Cap Value Fund	None
Morley Capital Management, Inc.
Perpetua M. Phillips	Nationwide Enhanced Income Fund Nationwide Short Duration Bond Fund	None None
Paul Rocheleau	Nationwide Enhanced Income Fund Nationwide Short Duration Bond Fund	None None
Nationwide Asset Management, LLC
Joel S. Buck3	Nationwide Bond Fund Nationwide Government Bond Fund	None None

Gary S. Davis4	Nationwide Bond Fund	$1-$10,000
Gary R. Hunt4	Nationwide Government Bond Fund	None
NorthPointe Capital LLC
Peter J. Cahill	Nationwide Large Cap Value Fund	$100,001-$500,000
Mary C. Champagne	Nationwide Large Cap Value Fund	None
Jeffrey C. Petherick	Nationwide Large Cap Value Fund	None

1 Became a portfolio manager to the Fund as of the date of this SAI. Information as of December 31, 2008.
2 Became a portfolio manager to the Fund as of the date of this SAI. Information is as of October 31, 2008.
3 Became a portfolio manager to the Fund as of the date of this SAI. Information as of March 31, 2009.
4 Prior to January 1, 2008, portfolio managers were dual employees of Nationwide Fund Advisors and Nationwide Asset Management, LLC, an affiliate of Nationwide Fund Advisors.

DESCRIPTION OF COMPENSATION STRUCTURE

Aberdeen Asset Management Inc.

Aberdeen Asset Management Inc. compensates the Fund’s portfolio managers for their management of the Fund. The Fund’s portfolio managers’ compensation consists of an industry competitive salary and a year-end discretionary cash bonus based on client service, asset growth and the performance of the Fund.

AllianceBernstein L.P.

AllianceBernstein's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

(i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

 (ii) Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.

 (iii) Discretionary incentive compensation in the form of awards under AllianceBernstein's Partners Compensation Plan ("deferred awards"): AllianceBernstein 's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein's clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein's publicly traded equity securities.(1)

 (iv) Contributions under AllianceBernstein's Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.
___________________________
(1) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of
     AllianceBernstein's Master Limited Partnership Units.

BlackRock Investment Management, LLC

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation.  Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation.  Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.  In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured.  BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated.  With respect to the portfolio managers, such benchmarks for the Funds include the following:

Portfolio Manager	Fund(s) Managed	Benchmarks Applicable to Each Manager
Scott Amero	Nationwide Bond Index Fund
A combination of market-based indices (e.g., Citigroup 1-Year Treasury Index, Merrill Lynch 1-3 Year Treasury Index, Barclays Capital Intermediate Government Index, Barclays Capital Intermediate Gov/Credit Index, Barclays Capital Aggregate Index, Barclays Capital Intermediate Aggregate Index, Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index and others), certain customized indices and certain fund industry peer groups.

Curtis Arledge	Nationwide Bond Index Fund
A combination of market-based indices (e.g., Citigroup 1-Year Treasury Index, Merrill Lynch 1-3 Year Treasury Index, Merrill Lynch Government Corporate 1-3 Year Index), certain customized indices and certain fund industry peer groups.

Debra Jelilian	Nationwide International Index Fund Nationwide Mid Cap Market Index Fund Nationwide S&P 500 Index Fund Nationwide Small Cap Index Fund	A combination of market-based indices (e.g., The S&P 500 Index), certain customized indices and certain fund industry peer groups.
Matthew Marra	Nationwide Bond Index Fund
A combination of market-based indices (e.g., Barclays Capital Intermediate Government Index, Barclays Capital Intermediate Government/Credit Index, Barclays Capital U.S. Aggregate Index), certain customized indices and certain fund industry peer groups.

Andrew J. Phillips	Nationwide Bond Index Fund
A combination of market-based indices (e.g., custom 50% Barclays Capital Mortgage /50% Merrill Lynch 10-Year Treasury Index, Barclays Capital GNMA MBS Index, Barclays Capital Intermediate Government Index, Barclays Capital Intermediate Government/Credit Index, Barclays Capital U.S. Aggregate Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above.  Performance of equity funds is measured on a pre-tax basis over various time periods including 1, 3 and 5-year periods. Performance of fixed income funds is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation.  Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years.  The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock.  Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.  Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

       Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock.  Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. Amero, Marra and Phillips and Ms. Jelilian each received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options.  Messrs. Amero, Marra and Phillips and Ms. Jelilian each has participated in the deferred compensation program.

Options and Restricted Stock Awards — A portion of the annual compensation of certain employees is mandatorily deferred into BlackRock restricted stock units. Prior to the mandatory deferral into restricted stock units, BlackRock granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also granted restricted stock awards designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Messrs. Amero, Marra and Phillips have each been granted stock options and/or restricted stock in prior years.

Other compensation benefits.  In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income.  The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.  Each portfolio manager is eligible to participate in these plans.

Diamond Hill Capital Management, Inc.

All of the portfolio managers, and research analysts, are paid by Diamond Hill a competitive base salary based on experience, external market comparisons to similar positions, and other business factors.  To align their interests with those of shareholders, all portfolio managers with one exception not directly relevant to the Fund also participate in an annual cash and equity incentive compensation program that is tied to the long-term pre-tax investment performance of the fund(s) in which they manage and also based, in part, on Diamond Hill’s assessment of each portfolio manager’s overall contribution to the investment success of the firm.  Long-term performance is defined as the trailing five years.  Investment performance is measured against the respective fund’s benchmark and its Morningstar or Lipper peer group.

Incentive compensation is paid annually from an incentive pool which is determined by the compensation committee of Diamond Hill’s parent firm, Diamond Hill Investment Group, Inc.  The compensation committee, which is comprised of outside members of the board of directors, makes its determination as to the amount of the pool based on overall firm operating margins compared to similar firms.  The portfolio managers are also eligible to participate in the Diamond Hill Investment Group, Inc. 401(k) plan and related company match.

Dimensional Fund Advisors LP

In accordance with the team approach used to manage the U.S. Small Cap Value Fund, the portfolio managers and the portfolio traders implement the policies and procedures established by Dimensional’s Investment Committee.

The portfolio managers and portfolio traders also make daily decisions regarding the Fund including running buy and sell programs based on the parameters established by the Investment Committee.  Stephen A. Clark is primarily responsible for coordinating the day-to-day management of the Fund, including the efforts of all other portfolio managers.

Portfolio managers receive a base salary and bonus.  Compensation of a portfolio manager is determined at the discretion of Dimensional and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts, and other subjective factors.  The compensation of portfolio managers is not directly based upon the performance of a fund or other accounts that the portfolio managers manage.  Dimensional reviews the compensation of each portfolio manager annually and may make modifications in compensation as the Compensation Committee deems necessary to reflect changes in the market.  Each portfolio manager’s compensation consists of the following:
•	Base salary. Each portfolio manager is paid a base salary. The Advisor considers the factors described above to determine each portfolio manager’s base salary.

•	Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of stock of Dimensional’s general partner as determined from time to time by the Board of Directors of Dimensional or its delegees.  Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.  In addition, portfolio managers may be given the option of participating in Dimensional’s Long Term Incentive Plan.  The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations.  Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Morley Capital Management, Inc.

Morley provides salaries that are in line with the market and a generous bonus program that links bonuses to individual, team and overall company performance. Morley employs an annual performance review system with quarterly progress updates. It is a scorecard approach that defines quantifiable goals and objectives, including both professional and personal developmental areas. For portfolio managers, scorecard items include investment performance.

A comprehensive benefits package is also offered, which includes a 401(k) Plan and group insurance coverage for employees and their families. Morley’s senior management and investment staff are eligible to participate in an equity options program with our parent company.

Nationwide Asset Management, LLC

NWAM’s compensation program consists of base salary, annual incentives and long-term incentives; hereby known as “Compensation Structure.”  Annually, the “Compensation Structure” is reviewed for competitiveness by using the McLagan Compensation surveys.

The “Compensation Structure” is designed to motivate and reward individual and team actions and behaviors that drive a high performance organization and deliver risk-adjusted investment returns that are aligned with the strategy of Nationwide and our business partners.

•	Align interests of NWAM and business partners and foster collaboration
•	Base a substantial portion of NWAM compensation directly on NWAM
•	Recognize qualitative and well as quantitative performance
•	Encourage a higher level of intelligent investment risk taking and entrepreneurial attitudes and behaviors
•	Provide a high degree of “line of sight” for NWAM participants and other business partners
•	Attract and retain individuals with skills critical to the NWAM strategy
•	Target median total compensation for the industry
•	Utilize variable compensation (annual and long term) to close compensation market gaps.

NorthPointe Capital, LLC

The key investment personnel have a uniquely designed compensation program that balances economic incentives with an emphasis on controlled business growth.  The economic incentives begin with an aggressive equity interest program.  Currently eleven of the firm’s professionals control 100% of the firm’s equity. Future participants in the equity program will be chosen based on their contribution to the firm. We expect to distribute equity to investment personnel as well as research analysts.  This equity program is not only intended to attract superior individuals, it is also designed to retain their talents.

The investment professional’s compensation package provides for a competitive base salary and performance bonus.  The performance bonus has both an investment performance goal and a business growth goal. The approximate compensation breakdown is as follows:

Base Salary:                                Industry standard base salary depending upon their role on the investment team.
Performance Bonus:                  Up to 2.0X the base salary depending on achieving performance targets
Equity Incentives:                     1X to 5X the base salary on an annualized present value basis

Variable Compensation is tied to investment performance and business growth. Analysts’ variable compensation or bonus has a heavier weight on achieving certain levels of investment performance, i.e., 75%, while the portfolio managers’ compensation is equally weighted between investment performance and business growth.  All of our portfolio managers are equity holders and as such they participate in the firm's profit interest.

OTHER MANAGED ACCOUNTS

The following chart summarizes information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities.  Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts.  To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately.

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category as of October 31, 2008
Aberdeen Asset Management Inc.
Paul Atkinson	Mutual Funds: 2 accounts, $1.8 billion total assets
Other Pooled Investment Vehicles: 4 accounts, $602.8 million total assets
Other Accounts: 0 accounts, $0 total assets
Christopher Baggini	Mutual Funds: 6 accounts, $476.8 million total assets (1 account, $33.5 million total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets
Other Accounts: 1 account, $10.4 million total assets
Douglas Burtnick	Mutual Funds: 9 accounts, $1.1 billion total assets (3 accounts, $100.6 million total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets
Other Accounts: 1 account, $10.4 million total assets
Joseph Cerniglia	Mutual Funds: 4 accounts, $1.8 billion total assets
Other Pooled Investment Vehicles: 0 accounts, $0 total assets
Other Accounts: 2 accounts, $56.7 million total assets
Jarett Fisher	Mutual Funds: 2 accounts, $1.8 billion total assets
Other Pooled Investment Vehicles: 0 accounts, $0 total assets
Other Accounts: 0 accounts, $0 total assets
Francis Radano, III	Mutual Funds: 2 accounts, $1.8 billion total assets
Other Pooled Investment Vehicles: 0 accounts, $0 total assets
Other Accounts: 0 accounts, $0 total assets

Shahreza Yusof	Mutual Funds: 2 accounts, $1.8 billion total assets
Other Pooled Investment Vehicles: 0 accounts, $0 total assets
Other Accounts: 0 accounts, $0 total assets
AllianceBernstein L.P.
Henry S. D’Auria	Mutual Funds: 90 accounts, $27.9 billion total assets (2 accounts, $2.7 billion total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 103 accounts, $18.9 billion total assets (7 accounts, $563 million total assets for which the advisory fee is based on performance)
Other Accounts: 953 accounts, $78.5 billion total assets (131 accounts, $11.8 billion total assets for which the advisory fee is based on performance)
Sharon E. Fay	Mutual Funds: 133 accounts, $46.9 billion total assets (3 accounts, $6.6 billion total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 156 accounts, $21.4 billion total assets (8 accounts, $563 million total assets for which the advisory fee is based on performance)
Other Accounts: 39,323 accounts, $106.6 billion total assets (139 accounts, $12.5 billion total assets for which the advisory fee is based on performance)
Kevin F. Simms	Mutual Funds: 133 accounts, $46.9 billion total assets (3 accounts, $6.6 billion total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 168 accounts, $24.4 billion total assets (9 accounts, $1.16 billion total assets for which the advisory fee is based on performance)
Other Accounts: 39,323 accounts, $106.6 billion total assets (139 accounts, $12.5 billion total assets for which the advisory fee is based on performance)
Eric Franco1	Mutual Funds: 1 account, $224 million total assets
Other Pooled Investment Vehicles: 1 account, $114 million total assets
Other Accounts: 16 accounts, $1.18 billion total assets (3 accounts, $200 million total assets for which the advisory fee is based on performance)
BlackRock Investment Management, LLC
Scott Amero	Mutual Funds: 39 accounts, $25.18 billion total assets
Other Pooled Investment Vehicles: 39 accounts, $8.23 billion total assets (3 accounts, $2.26 billion total assets for which the advisory fee is based on performance)
Other Accounts: 242 accounts, $72.11 billion total assets (18 accounts, $5.74 billion total assets for which the advisory fee is based on performance)
Curtis Arledge2	Mutual Funds: 21 accounts, $19.59 billion total assets
Other Pooled Investment Vehicles: 4 accounts, $2.4 billion total assets (1 account, $1.42 billion total assets for which the advisory fee is based on performance)
Other Accounts: 0 accounts, $0 total assets
Debra Jelilian	Mutual Funds: 22 accounts, $12.1 billion total assets
Other Pooled Investment Vehicles: 26 accounts, $15.61 billion total assets

Other Accounts: 28 accounts, $28.98 billion total assets (1 account, $806.4 million total assets for which the advisory fee is based on performance)

Matthew Marra	Mutual Funds: 24 accounts, $19.74 billion total assets
Other Pooled Investment Vehicles: 18 accounts, $6.26 billion total assets (1 account, $853 million total assets for which the advisory fee is based on performance)
Other Accounts: 276 accounts, $88.44 billion total assets (14 accounts, $6.17 billion total assets for which the advisory fee is based on performance)
Andrew J. Phillips	Mutual Funds: 32 accounts, $22.79 billion total assets
Other Pooled Investment Vehicles: 19 accounts, $6.4 billion total assets (1 account, $853 million total assets for which the advisory fee is based on performance)
Other Accounts: 275 accounts, $104.5 billion total assets (17 accounts, $6.58 billion total assets for which the advisory fee is based on performance)
Diamond Hill Capital Management, Inc.
Charles S. Bath	Mutual Funds: 4 accounts, $2.783 million total assets
Other Pooled Investment Vehicles: 3 accounts, $316.3 million total assets (2 accounts, $306.5 million total assets for which the advisory fee is based on performance)
Other Accounts: 220 accounts, $888.3 million total assets (4 accounts, $42.2 million total assets for which the advisory fee is based on performance)
Dimensional Fund Advisors LP
Stephen A. Clark	Mutual Funds: 27 accounts, $35.77 billion total assets
Other Pooled Investment Vehicles: 7 accounts, $5.2 billion total assets (1 account, $188.2 million total assets for which the advisory fee is based on performance)
Other Accounts: 51 accounts, $3.34 billion total assets
Morley Capital Management, Inc.
Perpetua Phillips	Mutual Funds: 1 account, $221 million total assets
Other Pooled Investment Vehicles: 5 accounts, $4.16 billion total assets
Other Accounts: 6 accounts, $1.96 billion total assets
Paul Rocheleau	Mutual Funds: 1 account, $221 million total assets
Other Pooled Investment Vehicles: 2 accounts, $550 million total assets
Other Accounts: 4 accounts, $843 million total assets
Nationwide Asset Management, LLC
Joel S. Buck3	Mutual Funds: 3 accounts, $1.58 billion total assets
Other Pooled Investment Vehicles: 0 accounts, $0 total assets
Other Accounts: 5 accounts, $1.4 billion total assets
Gary S. Davis4	Mutual Funds: 2 accounts, $168.3 million total assets
Other Pooled Investment Vehicles: 1 account, $20.1 million total assets
Other Accounts: 0 accounts, $0 total assets
Gary R. Hunt4	Mutual Funds: 1 account, $1.29 billion total assets
Other Pooled Investment Vehicles: 0 accounts, $0 total assets
Other Accounts: 0 accounts, $0 total assets

NorthPointe Capital, LLC
Peter J. Cahill	Mutual Funds: 0 accounts, $0 total assets
Other Pooled Investment Vehicles: 2 accounts, $356,110 total assets
Other Accounts: 6 accounts, $79.5 million total assets
Mary C. Champagne	Mutual Funds: 0 accounts, $0 total assets
Other Pooled Investment Vehicles: 1 account, $184,478 total assets
Other Accounts: 16 accounts, $606 million total assets
Jeffrey C. Petherick	Mutual Funds: 0 accounts, $0 total assets
Other Pooled Investment Vehicles: 1 account, $184,478 total assets
Other Accounts16 accounts, $606 million total assets

1 Became a portfolio manager to the Fund as of the date of this SAI. Information as of December 31, 2008.
2 Became a portfolio manager to the Fund as of the date of this SAI. Information is as of October 31, 2008.
3 Became a portfolio manager to the Fund as of the date of this SAI. Information is as of March 31, 2009.
4 Prior to January 1, 2008, portfolio managers were dual employees of Nationwide Fund Advisors and Nationwide Asset Management, LLC, an affiliate of Nationwide Fund Advisors.

POTENTIAL CONFLICTS OF INTEREST

Aberdeen Asset Management Inc.

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts may have the same investment objective as the Fund.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another.  However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts.  In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account.  The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances.  As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts.  While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the benefits from the Adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.  The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

AllianceBernstein L.P.

Investment Professional Conflict of Interest Disclosure

          As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading
-------------------------

          AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires pre-clearance of all securities transactions (except transactions in open-end mutual funds) and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients
-----------------------------------------------

          AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities
-----------------------------------

          AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

          AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

          To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

BlackRock Investment Management, LLC

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Funds.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  In this connection, it should be noted that Messrs. Amero, Arledge, Marra, Phillips and Russo and Ms. Jelilian currently manage certain accounts that are subject to performance fees.  In addition, Mr. Amero assists in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred.  Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time.  This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Diamond Hill Capital Management, Inc. (“Diamond Hill”):

Performance Based Fees
Diamond Hill manages private investment funds and other separate accounts for which part of its fee is based on the performance of the portfolio (“Performance-Based Accounts”). As of result of the performance based fee component, Diamond Hill may receive additional revenue related to the Performance-Based Accounts.  None of the Portfolio Managers receive any direct incentive compensation related to their management of Performance-Based Accounts; however, revenues from Performance-Based Account management will impact the resources available to compensate Portfolio Managers and all staff.

Trade Allocation
Diamond Hill manages numerous accounts in addition to the Fund. When the Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, Diamond Hill may execute the transaction with the same broker on a combined or “blocked” basis. Blocked transactions can produce better execution for the Fund because of increased volume of the transaction. However, when investment opportunities are limited, a potential conflict of interest exists between the Fund and other accounts managed by the Portfolio Manager and Diamond Hill regarding the allocation of those limited investment opportunities.  As a result, Diamond Hill has a policy to allocate partially filled orders (e.g. limited investment opportunities) on a pro-rata basis to all portfolios participating in the trade order.  This helps to ensure that no improper allocation occurs among any clients.

Dimensional Fund Advisors LP

Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one fund and other accounts.  Other accounts include registered mutual funds (other than the U.S. Small Cap Value Fund), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (collectively, “Accounts”).  An Account may have similar investment objectives to the U.S. Small Cap Value Fund, or may purchase, sell, or hold securities that are eligible to be purchased, sold, or held by the U.S. Small Cap Value Fund.  Actual or apparent conflicts of interest include:

•
Time Management.  The management of multiple funds and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or Account.  Dimensional seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most funds and Accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the U.S. Small Cap Value Fund.

•
Investment Opportunities.  It is possible that at times identical securities will be held by more than one fund and/or Account.  However, positions in the same security may vary and the length of time that any portfolio or Account may choose to hold its investment in the same security may likewise vary.  If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or Account, the U.S. Small Cap Value Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and Accounts.  To deal with these situations, Dimensional has adopted procedures for allocating portfolio transactions across multiple funds and Accounts.

•
Broker Selection.  With respect to securities transactions for the U.S. Small Cap Value Fund, Dimensional determines which broker to use to execute each order, consistent with Dimensional’s duty to seek best execution of the transaction.  However, with respect to certain Accounts (such as separate accounts), Dimensional may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, Dimensional or its affiliates may place separate, non-simultaneous, transactions for U.S. Small Cap Value Fund and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the U.S. Small Cap Value Fund or the Account.

•
Performance-Based Fees.  For some Accounts, Dimensional may be compensated based on the profitability of the Account, such as by a performance-based management fee.  These incentive compensation structures may create a conflict of interest for Dimensional with regard to Accounts where Dimensional is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where Dimensional might share in investment gains.

•
Investment in a fund or Account.  A portfolio manager or his/her relatives may invest in a fund or in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the fund or the Account in which the portfolio manager or his/her relatives invest preferentially as compared to U.S. Small Cap Value Fund or other funds or Accounts for which he or she has portfolio management responsibilities.

Dimensional has adopted certain compliance procedures that are reasonably designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Morley Capital Management, Inc.

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Funds and other similar accounts. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts he/she advises.  In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. Morley Capital Management has established policies and procedures designed to resolve material conflicts of interest in a fair and equitable manner. When such conflicts arise, employees of Morley Capital Management, including portfolio management staff, seek to resolve the conflict in manner equitable to all parities although there is no guarantee that procedures adopted under such policies will detect or resolve every situation in which a conflict exists.

Nationwide Asset Management, LLC

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Funds on the one hand and other accounts for which the portfolio manager is responsible on the other. For example, portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts they advise. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, portfolio managers may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by the same portfolio manager may compensate Nationwide Asset Management or its affiliate based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for portfolio managers in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio managers will endeavor to exercise their discretion in a manner that they believe is equitable to all interested persons. Nationwide Asset Management has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

NorthPointe Capital, LLC

It is possible that conflicts of interest may arise in connection with the portfolio manager’s management of the Fund on the one hand and other accounts for which the portfolio manager is responsible on the other.  For example, a portfolio manager may have conflicts of interest in allocating management time, resources, and investment opportunities among the Fund and other accounts he advises.  In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund.  Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons.  NorthPointe has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

APPENDIX D
5% SHAREHOLDERS

Name and Address of Shareholder	Number of Shares Beneficially Owned	Percentage of the class Held by the Shareholder
Nationwide Bond Fund Class A
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS OH 43215	703,808.220	44.73%
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS OH 43215	194,718.046	12.38%
MERRILL LYNCH 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	139,438.188	8.86%
Nationwide Bond Fund Class B
MERRILL LYNCH 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	43,361.509	68.07%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER 5TH FLR NEW YORK NY 10281-1003	5,204.868	8.17%
Nationwide Bond Fund Class C
MERRILL LYNCH 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	185,070.803	63.59%
GEORGIA TRANSPORTATION CAPTIVE INSURANCE COMPANY INC 500 SUN VALLEY DRIVE SUITE H-1 ROSWELL GA 30076	62,989.013	21.64%
Nationwide Bond Fund Class D
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS OH 43215	1,928,757.141	27.48%
Nationwide Bond Fund Class R2
MERRILL LYNCH 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	6,618.867	90.25%
MG TRUST COMPANY CUST FBO I B LOGISTICS LLC 700 17TH STREET SUITE 300 DENVER CO 80202	586.920	8.00%
Nationwide Bond Index Fund Class A
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS OH 43215	7,529,039.236	76.80%
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS OH 43215	1,346,539.801	13.74%

MERRILL LYNCH 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	525,904.338	5.36%
Nationwide Bond Index Fund Class B
MERRILL LYNCH 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	21,233.524	43.64%
PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	10,879.144	22.36%
VALERIE P FOLLETT VALERIE P FOLLETT TRUST DTD 05/30/08 122 INDIAN TRAIL SOUTH WAKEFIELD RI 02879	7,592.234	15.60%
Nationwide Bond Index Fund Class C
MERRILL LYNCH 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	14,360.779	92.38%
Nationwide Bond Index Fund Institutional Class
INVESTOR DESTINATIONS MODERATE C/O BISYS FUND SERV 3435 STELZER RD COLUMBUS OH 43219-6004	24,883,104.327	37.03%
INVESTOR DESTINATIONS MODERATELY AGGRESSIVE C/O BISYS FUND SERV 3435 STELZER RD COLUMBUS OH 43219-6004	16,737,101.812	24.91%
INVESTOR DESTINATIONS MODERATELY CONSERVATIVE 3435 STELZER RD C/O BISYS FUND SERV COLUMBUS OH 43219-6004	11,225,755.325	16.70%
INVESTOR DESTINATIONS CONSERVATIVE C/O BISYS FUND SERV 3435 STELZER RD COLUMBUS OH 43219	9,298,885.122	13.84%
Nationwide Enhanced Income Fund Class A
PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	75,774.395	26.48%
MERRILL LYNCH 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	73,304.495	25.62%
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS OH 43215	61,973.668	21.66%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER 5TH FLR NEW YORK NY 10281-1003	30,835.226	10.77%

Nationwide Enhanced Income Fund Class R2
NWD INVESTMENTS SEED ACCOUNT ATTN DANIEL BRZEZINSKI 1200 RIVER RD SUITE 1000 CONSHOHOCKEN PA 19428-2436	125.830	98.42%
Nationwide Enhanced Income Fund Institutional Class
INVESTOR DESTINATIONS MODERATE C/O BISYS FUND SERV 3435 STELZER RD COLUMBUS OH 43219-6004	7,368,894.125	39.65%
INVESTOR DESTINATIONS CONSERVATIVE C/O BISYS FUND SERV 3435 STELZER RD COLUMBUS OH 43219	4,523,288.336	24.34%
INVESTOR DESTINATIONS MODERATELY CONSERVATIVE 3435 STELZER RD C/O BISYS FUND SERV COLUMBUS OH 43219-6004	4,127,669.224	22.21%
INVESTOR DESTINATIONS MODERATELY AGGRESSIVE C/O BISYS FUND SERV 3435 STELZER RD COLUMBUS OH 43219-6004	2,562,083.589	13.79%
Nationwide Enhanced Income Fund Institutional Service Class
MORLEY CAPITAL MANAGEMENT 1200 RIVER RD STE 1000 ATTN DANIEL BRZEZINSKI CONSHOHOCKEN PA 19428-2442	1,420.952	100.00%
Nationwide Fund Class A
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS OH 43215	1,685,088.513	30.43%
Nationwide Fund Class C
MERRILL LYNCH 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	26,997.455	52.62%
FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE MO 2081 ST LOUIS MO 63103	2,567.990	5.01%
Nationwide Fund Class D
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS OH 43215	18,952,590.656	32.06%
Nationwide Fund Class R2
AST CAPITAL TRUST CO OF DE TTEE FBO VICTORINOX SWISS ARMY INC DCP PO BOX 52129 PHOENIX AZ 85072	520.375	84.96%
NWD INVESTMENTS SEED ACCOUNT ATTN DANIEL BRZEZINSKI 1200 RIVER RD SUITE 1000 CONSHOHOCKEN PA 19428-2436	92.093	15.04%

Nationwide Fund Institutional Class
NWD INVESTMENTS SEED ACCOUNT ATTN DANIEL BRZEZINSKI 1200 RIVER RD SUITE 1000 CONSHOHOCKEN PA 19428-2436	85.725	100.00%
Nationwide Government Bond Fund Class A
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS OH 43215	3,653,653.820	74.80%
STATE STREET BANK MSDW 401K PRODUCT 1 LINCOLN STREET BOSTON MA 02111	357,661.543	7.32%
Nationwide Government Bond Fund Class B
MERRILL LYNCH 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	75,919.932	68.87%
Nationwide Government Bond Fund Class C
MERRILL LYNCH 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	118,349.215	60.96%
PAUL R STALEY MARY KATE STALEY JTWROS 8600 SAVANNAH HWY ADAMS RUN SC 29426	16,247.778	8.37%
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS OH 43215	14,574.977	7.51%
FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE MO 2081 ST LOUIS MO 63103	13,138.824	6.77%
Nationwide Government Bond Fund Class D
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS OH 43215	5,891,320.659	59.88%
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS OH 43215	1,106,316.015	11.24%
Nationwide Government Bond Fund Class R2
MERRILL LYNCH 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	40,312.973	60.49%
MG TRUST COMPANY CUST FBO I B LOGISTICS LLC 700 17TH STREET SUITE 300 DENVER CO 80202	26,215.224	39.34%
Nationwide Government Bond Fund Institutional Class
NWD INVESTMENTS SEED ACCOUNT ATTN DANIEL BRZEZINSKI 1200 RIVER RD SUITE 1000 CONSHOHOCKEN PA 19428-2436	113.537	100.00%

Nationwide Growth Fund Class A
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS OH 43215	296,013.057	17.58%
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS OH 43215	179,422.635	10.65%
Nationwide Growth Fund Class B
MERRILL LYNCH 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	30,837.870	8.51%
Nationwide Growth Fund Class C
MERRILL LYNCH 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	138,102.780	81.36%
Nationwide Growth Fund Class R2
NWD INVESTMENTS SEED ACCOUNT ATTN DANIEL BRZEZINSKI 1200 RIVER RD SUITE 1000 CONSHOHOCKEN PA 19428-2436	174.410	100.00%
Nationwide Growth Fund Institutional Class
NWD INVESTMENTS SEED ACCOUNT ATTN DANIEL BRZEZINSKI 1200 RIVER RD SUITE 1000 CONSHOHOCKEN PA 19428-2436	159.344	100.00%
Nationwide Growth Fund Institutional Service Class
NWD INVESTMENTS SEED ACCOUNT ATTN DANIEL BRZEZINSKI 1200 RIVER RD SUITE 1000 CONSHOHOCKEN PA 19428-2436	158.230	100.00%
Nationwide International Index Fund Class A
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS OH 43215	43,802,497.722	89.41%
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS OH 43215	4,281,184.858	8.74%
Nationwide International Index Fund Class B
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER 5TH FLR NEW YORK NY 10281-1003	30,851.679	49.52%
PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	3,839.269	6.16%
E*TRADE CLEARING LLC 135 E. 57TH STREET NEW YORK NY 10022	3,627.510	5.82%

LPL FINANCIAL CORPORATION 1066 EAST MONTAGUE AVE NORTH CHARLESTON SC 29405	3,351.286	5.38%
Nationwide International Index Fund Class C
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER 5TH FLR NEW YORK NY 10281-1003	42,903.702	36.95%
MERRILL LYNCH 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	23,983.474	20.66%
FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE MO 2081 ST LOUIS MO 63103	17,275.541	14.88%
WELLS FARGO INVESTMENTS, LLC 625 MARQUETTE AVENUE SOUTH 12TH FLOOR MINNEAPOLIS MN 55402	10,266.551	8.84%
Nationwide International Index Fund Class R2
FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE MO 2081 ST LOUIS MO 63103	969.494	89.72%
NWD INVESTMENTS SEED ACCOUNT ATTN DANIEL BRZEZINSKI 1200 RIVER RD SUITE 1000 CONSHOHOCKEN PA 19428-2436	111.028	10.28%
Nationwide International Index Fund Institutional Class
INVESTOR DESTINATIONS MODERATELY AGGRESSIVE C/O BISYS FUND SERV 3435 STELZER RD COLUMBUS OH 43219-6004	54,019,152.170	28.53%
INVESTOR DESTINATIONS AGGRESSIVE 3435 STELZER RD C/O BISYS FUND SERV COLUMBUS OH 43219	37,615,777.794	19.87%
INVESTOR DESTINATIONS MODERATE C/O BISYS FUND SERV 3435 STELZER RD COLUMBUS OH 43219-6004	29,046,607.901	15.34%
NVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE 3435 STELZER RD C/O BISYS FUND SERV COLUMBUS OH 43219	25,231,516.751	13.33%
NVIT INVESTOR DESTINATIONS MODERATE 3435 STELZER RD C/O BISYS FUND SERV COLUMBUS OH 43219	19,103,855.452	10.09%
Nationwide International Value Fund Class A
CHRISTOPHER F CHUN IRA 1904 N SCHOOL ST HONOLULU HI 96819	2,847.620	35.52%

THOMAS O MCCANNEY 3044 CARTERS CORNER RD SUNBURY OH 43074	1,082.251	13.50%
PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	832.743	10.39%
VALERIE J L TOM IRA 3328 KEANU ST HONOLULU HI 96816-2616	771.818	9.63%
BERNARD J ROWE ROTH IRA 2421 MONTAIR AVE LONG BEACH CA 90815-1960	679.926	8.48%
JOSEPH BROZ ROTH IRA 209 JULIET CIR CARY NC 27513	635.129	7.92%
Nationwide International Value Fund Class C
NATIONWIDE MUTUAL INSURANCE COMPANY ATTN KEVIN KING 1 NATIONWIDE PLZ 1-33-13 COLUMBUS OH 43215-2220	1,000.819	100.00%
Nationwide International Value Fund Institutional Class
NATIONWIDE MUTUAL INSURANCE COMPANY ATTN KEVIN KING 1 NATIONWIDE PLZ 1-33-13 COLUMBUS OH 43215-2220	3,820.034	100.00%
Nationwide International Value Fund Institutional Service Class
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS OH 43215	20,455,615.023	90.93%
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS OH 43215	2,041,191.246	9.07%
Nationwide Large Cap Value Fund Class A
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS OH 43215	792,214.277	44.29%
LPL FINANCIAL CORPORATION 1066 EAST MONTAGUE AVE NORTH CHARLESTON SC 29405	248,369.383	13.89%
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS OH 43215	210,866.292	11.79%
MERRILL LYNCH 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	172,245.452	9.63%
Nationwide Large Cap Value Fund Class B
MERRILL LYNCH 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	22,466.060	24.46%

PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	7,868.619	8.57%
AMERIPRISE ADVISOR SERVICES THE DIME BUILDING SUITE 1700 719 GRISWOLD STREET DETROIT MI 48226	4,837.667	5.27%
Nationwide Large Cap Value Fund Class C
MERRILL LYNCH 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	199,708.262	67.99%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER 5TH FLR NEW YORK NY 10281-1003	23,901.143	8.14%
FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE MO 2081 ST LOUIS MO 63103	19,680.722	6.70%
Nationwide Large Cap Value Fund Class R2
MG TRUST COMPANY CUST FBO I B LOGISTICS LLC 700 17TH STREET SUITE 300 DENVER CO 80202	5,848.680	97.57%
Nationwide Mid Cap Market Index Fund Class A
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS OH 43215	8,628,319.448	65.17%
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS OH 43215	3,915,918.327	29.58%
Nationwide Mid Cap Market Index Fund Class B
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER 5TH FLR NEW YORK NY 10281-1003	23,863.089	39.22%
MERRILL LYNCH 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	6,055.001	9.95%
A. G. EDWARDS & SONS, INC. A DIVISION OF WACHOVIA SECURITIES, LLC ONE NORTH JEFFERSON AVE. ST. LOUIS MO 63103	5,002.282	8.22%
FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE MO 2081 ST LOUIS MO 63103	3,982.467	6.55%
Nationwide Mid Cap Market Index Fund Class C
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER 5TH FLR NEW YORK NY 10281-1003	46,419.176	46.51%

MERRILL LYNCH 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	24,104.470	24.15%
UBS FINANCIAL SERVICES INC. 1000 HARBOR BLVD 8TH FL, COMPLIANCE DEPARTMENT WEEHAWKEN NJ 07086	6,350.733	6.36%
Nationwide Mid Cap Market Index Fund Class R2
NWD INVESTMENTS SEED ACCOUNT ATTN DANIEL BRZEZINSKI 1200 RIVER RD SUITE 1000 CONSHOHOCKEN PA 19428-2436	74.523	100.00%
Nationwide Mid Cap Market Index Fund Institutional Class
INVESTOR DESTINATIONS MODERATELY AGGRESSIVE C/O BISYS FUND SERV 3435 STELZER RD COLUMBUS OH 43219-6004	20,572,129.494	38.37%
INVESTOR DESTINATIONS MODERATE C/O BISYS FUND SERV 3435 STELZER RD COLUMBUS OH 43219-6004	12,301,853.161	22.94%
INVESTOR DESTINATIONS AGGRESSIVE 3435 STELZER RD C/O BISYS FUND SERV COLUMBUS OH 43219	12,043,898.155	22.46%
INVESTOR DESTINATIONS MODERATELY CONSERVATIVE 3435 STELZER RD C/O BISYS FUND SERV COLUMBUS OH 43219-6004	3,958,143.433	7.38%
Nationwide Money Market Fund Institutional Class
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS OH 43215	1,440,166,373.890	76.23%
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS OH 43215	350,278,936.520	18.54%
Nationwide Money Market Fund Prime Shares
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS OH 43215	236,833,622.627	39.59%
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS OH 43215	208,899,537.050	34.92%
Nationwide Money Market Fund Prime Shares B
RBC CAPITAL MARKETS CORPORATION ONE LIBERTY PLAZA 165 BROADWAY MANHATTAN NY 10006	226,714.240	7.96%
RBC CAPITAL MARKETS CORPORATION ONE LIBERTY PLAZA 165 BROADWAY MANHATTAN NY 10006	147,857.910	5.19%

Nationwide Money Market Fund Prime Shares C
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER 5TH FLR NEW YORK NY 10281-1003	592,741.020	32.22%
LISA J K FLORES ROTH IRA 45 -587 AWANENE PLACE KANEOHE HI 96744	166,819.090	9.07%
ARTHUR ITKIN SEP IRA 2720 WILDWOOD LN DEERFIELD IL 60015-1262	119,554.000	6.50%
CHARLES Y S YEE CHARLOTTE M YEE JTWROS 975 ALA LEHUA ST HONOLULU HI 96818-2303	109,294.440	5.94%
Nationwide Money Market Fund Service Class
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS OH 43215	9,952,626.600	84.94%
MG TRUST COMPANY CUST FBO I B LOGISTICS LLC 700 17TH STREET SUITE 300 DENVER CO 80202	1,657,866.164	14.15%
Nationwide S&P 500 Index Fund Class A
RELIANCE TRUST COMPANY OSSEO AREA SCHOOLS 403B C/O FASCORP 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	3,587,941.920	40.21%
GPC SECURITIES, INC. 1201 PEACHTREE STREET 22ND FLOOR ATLANTA GA 30361	2,472,611.235	27.71%
MERRILL LYNCH 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	874,090.329	9.80%
Nationwide S&P 500 Index Fund Class B
PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	858,700.244	74.33%
MERRILL LYNCH 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	69,143.613	5.99%
Nationwide S&P 500 Index Fund Class C
MERRILL LYNCH 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	193,988.369	60.35%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER 5TH FLR NEW YORK NY 10281-1003	41,729.188	12.98%

Nationwide S&P 500 Index Fund Class R2
MG TRUST COMPANY CUST FBO I B LOGISTICS LLC 700 17TH STREET SUITE 300 DENVER CO 80202	40,646.367	99.79%
Nationwide S&P 500 Index Fund Institutional Class
INVESTOR DESTINATIONS MODERATELY AGGRESSIVE C/O BISYS FUND SERV 3435 STELZER RD COLUMBUS OH 43219-6004	56,502,016.940	35.54%
INVESTOR DESTINATIONS MODERATE C/O BISYS FUND SERV 3435 STELZER RD COLUMBUS OH 43219-6004	43,452,709.245	27.33%
INVESTOR DESTINATIONS AGGRESSIVE 3435 STELZER RD C/O BISYS FUND SERV COLUMBUS OH 43219	37,620,642.244	23.66%
INVESTOR DESTINATIONS MODERATELY CONSERVATIVE 3435 STELZER RD C/O BISYS FUND SERV COLUMBUS OH 43219-6004	9,350,560.185	5.88%
Nationwide S&P 500 Index Fund Institutional Service Class
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS OH 43215	7,531,285.525	98.07%
Nationwide S&P 500 Index Fund Service Class
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS OH 43215	33,805,160.765	72.66%
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS OH 43215	12,696,723.947	27.29%
Nationwide Short Duration Bond Fund Class A
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER 5TH FLR NEW YORK NY 10281-1003	182,294.905	14.82%
PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	162,812.822	13.24%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	155,223.824	12.62%
FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE MO 2081 ST LOUIS MO 63103	124,164.124	10.10%
LPL FINANCIAL CORPORATION 1066 EAST MONTAGUE AVE NORTH CHARLESTON SC 29405	91,296.902	7.42%
Nationwide Short Duration Bond Fund Class C
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER 5TH FLR NEW YORK NY 10281-1003	20,997.811	53.01%

FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE MO 2081 ST LOUIS MO 63103	18,532.549	46.79%
Nationwide Short Duration Bond Fund Institutional Class
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER 5TH FLR NEW YORK NY 10281-1003	54,738.223	64.02%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	17,806.490	20.83%
GPC SECURITIES, INC. 1201 PEACHTREE STREET 22ND FLOOR ATLANTA GA 30361	12,763.632	14.93%
Nationwide Short Duration Bond Fund Service Class
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS OH 43215	4,326,967.063	73.10%
TD AMERITRADE TRUST COMPANY 0063A PO BOX 17748 DENVER CO 80217-0748	398,304.252	6.73%
COUNSEL TRUST DBA MID ATLANTIC TRUST COMPANY FBO PILSEN-LITTLE VILLAGE 403 B 1251 WATERFRONT PLACE SUITE 525 PITTSBURGH PA 15222	369,867.859	6.25%
Nationwide Small Cap Index Fund Class A
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS OH 43215	9,917,781.071	75.98%
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS OH 43215	2,375,740.254	18.20%
Nationwide Small Cap Index Fund Class B
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER 5TH FLR NEW YORK NY 10281-1003	5,544.306	16.59%
FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE MO 2081 ST LOUIS MO 63103	3,997.239	11.96%
RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 33716	3,827.413	11.45%
MERRILL LYNCH 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	2,656.442	7.95%
A. G. EDWARDS & SONS, INC. A DIVISION OF WACHOVIA SECURITIES, LLC ONE NORTH JEFFERSON AVE. ST. LOUIS MO 63103	2,242.284	6.71%

PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	2,219.988	6.64%
Nationwide Small Cap Index Fund Class C
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER 5TH FLR NEW YORK NY 10281-1003	12,187.564	17.82%
MERRILL LYNCH 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	10,979.323	16.06%
RAYMOND JAMES FINANCIAL SERVICES, INC. 200 EAST RANDOLPH STREET 5TH FLOOR CHICAGO IL 60601	4,780.954	6.99%
RAYMOND JAMES FINANCIAL SERVICES, INC. 200 EAST RANDOLPH STREET 5TH FLOOR CHICAGO IL 60601	3,764.551	5.51%
RAYMOND JAMES FINANCIAL SERVICES, INC. 200 EAST RANDOLPH STREET 5TH FLOOR CHICAGO IL 60601	3,482.470	5.09%
Nationwide Small Cap Index Fund Class R2
NWD INVESTMENTS SEED ACCOUNT ATTN DANIEL BRZEZINSKI 1200 RIVER RD SUITE 1000 CONSHOHOCKEN PA 19428-2436	85.423	100.00%
Nationwide Small Cap Index Fund Institutional Class
INVESTOR DESTINATIONS AGGRESSIVE 3435 STELZER RD C/O BISYS FUND SERV COLUMBUS OH 43219	9,403,064.312	34.66%
INVESTOR DESTINATIONS MODERATELY AGGRESSIVE C/O BISYS FUND SERV 3435 STELZER RD COLUMBUS OH 43219-6004	8,011,094.968	29.53%
INVESTOR DESTINATIONS MODERATE C/O BISYS FUND SERV 3435 STELZER RD COLUMBUS OH 43219-6004	7,183,139.925	26.48%
Nationwide U.S. Small Cap Value Fund Class A
NATIONWIDE MUTUAL INSURANCE COMPANY ATTN KEVIN KING 1 NATIONWIDE PLZ 1-33-13 COLUMBUS OH 43215-2220	1,019.474	81.27%
BRETT GIBERSON ROLLOVER IRA 1016 63RD ST WINDSOR HEIGHTS IA 50311	144.155	11.49%
ROBERT C LESIAK ROTH IRA 6026 RANDY RD BEDFORD HEIGHTS OH 44146	90.874	7.24%

Nationwide U.S. Small Cap Value Fund Class C
PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	1,584.101	60.92%
NATIONWIDE MUTUAL INSURANCE COMPANY ATTN KEVIN KING 1 NATIONWIDE PLZ 1-33-13 COLUMBUS OH 43215-2220	1,016.374	39.08%
Nationwide U.S. Small Cap Value Fund Institutional Class
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS OH 43215	5,164.352	53.90%
NATIONWIDE MUTUAL INSURANCE COMPANY ATTN KEVIN KING 1 NATIONWIDE PLZ 1-33-13 COLUMBUS OH 43215-2220	4,416.517	46.10%
Nationwide U.S. Small Cap Value Fund Institutional Service Class
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS OH 43215	3,170,704.156	91.11%
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS OH 43215	309,419.933	8.89%
Nationwide Value Fund Class A
CHARLES F HOLCOMB ROLLOVER IRA 11901 KENNEDY LN FREDERICKSBURG VA 22407	8,294.140	8.72%
HELENE R LAWSON TOD 8802 SAWMILL CREEEK LN WILMINGTON NC 28411	7,235.118	7.61%
CHESTER A MILLER CHARLOTTE J MILLER JTWROS 160 W SCHULTZ PO BOX 160 DALTON OH 44618-0160	5,089.215	5.35%
Nationwide Value Fund Class C
BARRY FREEMAN IRA 1082 TAYLORSVILLE RD WASHINGTON CROSSING PA 18977	4,368.601	45.89%
LOIS M FLIEHMAN ROLLOVER IRA 3778 CORRY RD JAMESTOWN OH 45335	4,141.343	43.50%
NATIONWIDE MUTUAL INSURANCE COMPANY ATTN KEVIN KING 1 NATIONWIDE PLZ 1-33-13 COLUMBUS OH 43215-2220	1,010.487	10.61%
Nationwide Value Fund Class R2
NATIONWIDE MUTUAL INSURANCE COMPANY ATTN KEVIN KING 1 NATIONWIDE PLZ 1-33-13 COLUMBUS OH 43215-2220	1,010.625	100.00%
Nationwide Value Fund Institutional Class
NATIONWIDE MUTUAL INSURANCE COMPANY ATTN KEVIN KING 1 NATIONWIDE PLZ 1-33-13 COLUMBUS OH 43215-2220	98,546.586	100.00%